EXHIBIT 10.2

EXECUTION VERSION

LOAN AND SECURITY AGREEMENT

dated as of November 8, 2023

among

SUNNOVA HESTIA I BORROWER, LLC,

as Borrower

SUNNOVA HESTIA I LENDER, LLC

as Lender

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Agent for the Lender

and

U.S. DEPARTMENT OF ENERGY,

as Guarantor

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

- i -

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

- ii -

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

- iii -

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

- iv -

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ANNEX A	—	Standard Definitions

SCHEDULE I	—	Schedule of Solar Loans

EXHIBIT A	—	Form of Loan Note
EXHIBIT B	—	Form of Borrowing Request
EXHIBIT C		Form of Notice of Voluntary Prepayment
EXHIBIT D	—	Form of Equity Distribution Certificate
EXHIBIT E	—	[Reserved]
EXHIBIT F	—	[Reserved]
EXHIBIT G	—	Entrenched Conditions

- v -

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

LOAN AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of November 8, 2023, by and among SUNNOVA HESTIA I BORROWER, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA HESTIA I LENDER, LLC, a Delaware limited liability company (the “Lender”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and as collateral agent (the “Agent”) and the U.S. DEPARTMENT OF ENERGY (the “Guarantor”), acting by and through the Secretary of Energy (or the appropriate authorized representative thereof).

RECITALS

WHEREAS, the Borrower has requested that the Lender provide a loan for the Borrower’s acquisition of the Eligible Solar Loans (as defined herein);

WHEREAS, the Lender is willing to provide such loan (the “Loan”) upon the terms and subject to the conditions set forth herein;

WHEREAS, concurrent with the extension of the Loan, the Guarantor shall issue a guarantee of a portion of the Loan pursuant to that certain Guarantee Issuance Agreement, dated as of the date hereof, by and among the Guarantor, the Lender, the Borrower and the Agent; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

GRANTING CLAUSE

The Borrower hereby Grants to the Agent, for the benefit of the Secured Parties, as their interests may appear, a first priority perfected security interest in all of the Borrower’s rights, title, interest and benefits, whether now existing or hereafter arising, in and to (i) the Initial Solar Loans and any Qualified Substitute Solar Loans, (ii) all Solar Loan Files related to the Solar Loans and any property or assets of the Consumer Obligors pledged as collateral under a Solar Loan to secure the repayment of such Solar Loan, including without limitation the related PV System and/or BESS System, each now and hereafter owned, (iii) each Customer Contract including the right to (a) receive all amounts due under or required to be paid pursuant to such Customer Contract on and after the related Cut-Off Date (including all interest capitalized and added to the Solar Loan Balance of a Solar Loan on a Section 25D Credit Payment Date, if any), (b) all security interests, liens and assignments securing payment of such Customer Contract and (c) all books, records and computer tapes relating to such Customer Contract; (iv) the Borrower’s rights in the Electronic Vault, (v) all rights and remedies under the Contribution Agreement, the Performance Guaranty, the Management Agreement, the Servicing Agreement, the Custodial Agreement, the Guarantee Issuance Agreement, any Letter of Credit and all other Loan Documents, (vi) amounts (including all amounts collected from each Consumer Obligor under its Customer Contract) deposited from time to time into the Lockbox Account, the Collection Account, the Reserve Account, the Equipment Replacement Reserve Account, the Section 25D Interest Account and all amounts deposited from time to time and all Eligible Investments in each such account, (vii) all other assets of the Borrower, and (viii) the proceeds of any and all of the foregoing including all proceeds of

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the conversion, voluntary or involuntary, of any of the foregoing into cash or other property (collectively, the “Collateral”). Notwithstanding the foregoing, the Collateral shall not include (x) any returned items required to be returned to the financial institution maintaining the Lockbox Account, (y) Consumer Obligor Security Deposits on deposit in the Consumer Obligor Security Deposit Account and (z) amounts received relating to Grid Services.

Such Grant is made to secure payments of amounts due with respect to the Loan and to secure (i) the payment of all amounts on the Loan Note as such amounts become due in accordance with its terms; (ii) the payment of all other sums payable in accordance with the provisions of this Loan Agreement; and (iii) compliance with the provisions of this Loan Agreement, all as provided in this Loan Agreement.

The Agent acknowledges such Grant, accepts the Collateral hereunder in accordance with the provisions of this Loan Agreement, and agrees to perform the duties herein required pursuant to the terms and provisions of this Loan Agreement and subject to the conditions hereof.

ARTICLE I

DEFINITIONS

Section 1.01. General Definitions and Rules of Construction. Except as otherwise specified or as the context may otherwise require, capitalized terms used in this Loan Agreement shall have the respective meanings given to such terms in the Standard Definitions attached hereto as Annex A, which is hereby incorporated by reference into this Loan Agreement as if set forth fully in this Loan Agreement. The rules of construction set forth in Annex A shall apply to this Loan Agreement and are hereby incorporated by reference into this Loan Agreement as if set forth fully in this Loan Agreement.

Section 1.02. Calculations. Calculations required to be made pursuant to this Loan Agreement shall be made on the basis of information or accountings as to payments on the Loan Note furnished by the Servicer. Except to the extent they are incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations, but to the extent that it is later determined that any such information or accountings are incorrect, appropriate corrections or adjustments shall be made.

ARTICLE II

THE LOAN

Section 2.01. The Loan. Subject to the terms and conditions of this Loan Agreement, the Lender agrees to make a single Loan to the Borrower with an initial principal balance of $244,000,000 (the “Initial Outstanding Loan Balance”). The Loan shall be comprised of Component 1, Component 2 and the DOE Component. The initial Component 1 Balance shall be $219,600,000 (the “Initial Outstanding Component 1 Balance”), the initial Component 2 Balance shall be $24,400,000 (the “Initial Outstanding Component 2 Balance”) and the initial DOE Component Balance shall be $0 (the “Initial Outstanding DOE Component Balance”). Amounts borrowed hereunder and subsequently repaid may not be re-borrowed.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 2.02. Loan Procedures. The Borrower may request the Lender to make the Loan to the Borrower by the delivery to the Agent and the Lender on the proposed borrowing date of a written notice in the form of Exhibit B (a “Borrowing Request”). Such notice shall specify (i) the Initial Outstanding Loan Balance, (ii) the Initial Component 1 Balance, the Initial Component 2 Balance and the Initial DOE Component Balance and (iii) the date of borrowing. Subject to the satisfaction of the conditions precedent set forth in Sections 2.08 and 2.09 hereof, the Lender shall make the Loan in the amount of the Initial Outstanding Loan Balance to the Borrower in the manner set forth in the Borrowing Request.

Section 2.03. Use of Proceeds. Upon receipt by the Agent in the Lender Account from the Lender of the proceeds of the Loan, the Agent shall, based on the Borrowing Request, cause the proceeds of the Loan to be made in accordance with the Borrowing Request.

Section 2.04. Payment of Interest.

(a) The Lender and the Guarantor shall, subject to the priorities and conditions set forth in the Priority of Payments, be entitled to receive payments of interest on each Payment Date.

(b) On each Payment Date, the Interest Distribution Amount for each Component shall be distributed to the extent Borrower Available Funds are sufficient for such distribution in accordance with the Priority of Payments. Interest on each Component of the Loan with respect to any Payment Date shall accrue at the Component 1 Rate, the Component 2 Rate or the DOE Component Rate, as applicable, based on the Interest Accrual Period.

(c) If the Outstanding Component 1 Balance or the Outstanding Component 2 Balance has not been paid in full on or before the then-current Anticipated Repayment Date (if any), additional interest (the “Post-ARD Additional Interest Amounts”) shall begin to accrue during each Interest Accrual Period thereafter on the Outstanding Component 1 Balance or the Outstanding Component 2 Balance, as applicable, at the related Post-ARD Additional Interest Rate. For the avoidance of doubt, (i) if a Permitted Refinancing occurs after the Anticipated Repayment Date for the prior financing of the Loan, Post-ARD Additional Interest Amounts will cease accruing hereunder until the Anticipated Repayment Date for such Permitted Refinancing and (ii) if there is no anticipated repayment date in a Permitted Refinancing, Post-ARD Additional Interest Amounts will cease accruing hereunder on the date such Permitted Refinancing is effected. Post-ARD Additional Interest Amounts, if any, shall only be due and payable (i) after the Outstanding Loan Balance has been paid in full in accordance with the Priority of Payments or (ii) on the date on which a Voluntary Prepayment in full pursuant to Section 6.01(c) hereof is made. Prior to such time, the Post-ARD Additional Interest Amounts accruing on the Outstanding Component 1 Balance and the Outstanding Component 2 Balance, shall be deferred and added to any Post-ARD Additional Interest Amounts previously deferred and remaining unpaid (“Deferred Post-ARD Additional Interest Amounts”). Deferred Post-ARD Additional Interest Amounts shall not bear additional interest on any unpaid amounts after the date such Post-ARD Additional Interest Amounts have initially been accrued.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(d) Interest Distribution Amounts will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Section 2.05. Payment of Principal. The Lender and the Guarantor shall, to the extent Borrower Available Funds are sufficient for such distribution in accordance with the Priority of Payments, be entitled to receive payments of principal on each Payment Date. The maturity date for this facility is the Maturity Date and notwithstanding any other provision to the contrary, the Outstanding Loan Balance of the Loan and the other Borrower Secured Obligations owing under this Loan Agreement and the other Loan Documents, together with all accrued but unpaid interest thereon, shall be due and payable in full, if not due and payable earlier, on the Maturity Date. At the earlier of (i) the acceleration of the Loan and (ii) the Maturity Date, any Guaranteed Principal Amounts that were deemed paid by the Guarantor pursuant to Section 9.4(b) of the Guarantee Issuance Agreement but were not actually paid by the Guarantor will (a) be reinstated to the Outstanding Component 1 Balance and any accrued and unpaid interest on such deemed payments (as of the date such payments were deemed to be paid) will be due and payable in respect of Component 1 and (b) the Outstanding DOE Component Balance and other Guarantor Reimbursable Amounts will be correspondingly reduced; provided that the foregoing reinstatement of Outstanding Component 1 Balance with any accrued and unpaid interest thereon and the corresponding reduction of the Outstanding DOE Component Balance and other Guarantor Reimbursable Amounts shall not occur if the Guarantor has initiated payment of such amounts to the Lender. To the extent the Lender receives proceeds in respect of the Outstanding Component 1 Balance in connection with a foreclosure on the Collateral while Guarantee Demand Requests for such amounts remain outstanding under the Guarantee Issuance Agreement, the Guarantee Demand Requests for such amounts under the Guarantee Issuance Agreement shall automatically be reduced by the amount of such proceeds. Additionally, to the extent any Guarantee Demand Requests by the Agent have been withdrawn, any payments from the Guarantor received by the Lender in respect of withdrawn Guarantee Demand Requests shall be promptly returned to the Guarantor.

Section 2.06. Borrower Secured Obligations. All other payments with respect to Borrower Secured Obligations shall be made to the extent Borrower Available Funds are sufficient for such distribution in accordance with the Priority of Payments.

Section 2.07. Form of Loan Note. The Loan shall be evidenced by a Loan Note, substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Loan Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Borrower, as evidenced by its execution thereof.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 2.08. Conditions Precedent to Closing. The following conditions shall be satisfied on or before the Closing Date:

(a) Closing Documents. The Agent, the Lender and the Guarantor shall have received each of the following documents:

(i) this Loan Agreement;

(ii) the Loan Note (the original to the Agent, and a copy to each of the Lender and the Guarantor);

(iii) the Guarantee Issuance Agreement;

(iv) the Management Agreement;

(v) the Servicing Agreement;

(vi) the Custodial Agreement;

(vii) the Performance Guaranty;

(viii) the Account Control Agreement; and

(ix) the Contribution Agreement.

(b) Secretary’s Certificate. The Agent, the Lender and the Guarantor shall have received: (i) a certificate from the Secretary or the Assistant Secretary of each of the Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Performance Guarantor, the Manager, the Servicer, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender and the Borrower (x) attesting to the resolutions of such Person’s members, managers or other governing body authorizing its execution, delivery, and performance of this Loan Agreement and the other Transaction Documents to which it is a party, (y) authorizing specific Responsible Officers for such Person to execute the same, and (z) attesting to the incumbency and signatures of such specific Responsible Officers; (ii) copies of governing documents, as amended, modified, or supplemented prior to the Closing Date of each such Person, in each case certified by the Secretary of such Person; and (iii) a certificate of status with respect to each of such Person, dated within fifteen (15) days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction.

(c) Officer’s Certificates. The Agent, the Lender and the Guarantor shall have received (i) an Officer’s Certificate of an Authorized Officer of Performance Guarantor, the Manager, the Servicer, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender and the Borrower, stating that (x) all representations and warranties of such Person contained in the Loan Documents are true and correct and no defaults exist under the Loan Documents; (y) the issuance of the Loan, the conveyance of the Conveyed Property by it, if applicable, and the performance by it of its obligations under the applicable Loan

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Documents will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, this Loan Agreement or any other Loan Document, or any other constituent documents of such Person or any indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which such Person is a party or by which it may be bound or to which it may be subject, and (z) that all conditions precedent set forth in Sections 2.08 have been fully satisfied and (ii) an Officer’s Certificate of an Authorized Officer of each of the Agent, the Custodian, the Back-Up Servicer and the Transition Manager, stating that all representations and warranties of such Person contained in the Loan Documents are true and correct and no defaults exist under the Loan Documents;

(d) Legal Opinions. The Agent, the Lender and the Guarantor shall have received customary opinions in form and substance satisfactory to the Agent, the Lender and the Guarantor, from counsel to each of the Guarantor, the Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Performance Guarantor, the Manager, the Servicer, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender and the Borrower addressing (i) authorization and enforceability of the Loan Documents and other corporate matters, (ii) security interest and UCC matters and (ii) true sale and non-consolidation matters.

(e) Acquisition of Initial Solar Loans. All conditions to the related purchase of the Initial Solar Loans under the Contribution Agreement shall have been satisfied.

(f) Termination of Liens. The Agent, the Lender and the Guarantor shall have received all applicable UCC termination statements or partial releases (collectively, the “Termination Statements”) terminating the Liens of creditors of Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender and each of their respective Affiliates and any other Person with respect to any part of the Collateral (except as expressly contemplated by the Transaction Documents) and the Financing Statements (which shall constitute all of the Perfection UCCs with respect to the Closing Date) to the proper Person for filing to perfect the Agent’s first priority Lien on the Collateral, subject to Permitted Liens.

(g) Establishment of Accounts. (i) The Lender and the Guarantor shall have received evidence that the Agent has established the Collection Account, the Reserve Account, the Equipment Replacement Reserve Account and the Section 25D Interest Account and (ii) the Agent, Lender and the Guarantor shall have received evidence that Sunnova Energy has established the Consumer Obligor Security Deposit Account;

(h) Closing Date Certification. The Agent, the Lender and the Guarantor shall have received an executed Closing Date Certification from the Custodian.

(i) Ratings. KBRA shall have delivered to the Agent, the Lender and the Guarantor a rating letter assigning a rating to (i) the Guaranteed Loan of at least “BB(sf)” or (ii) the class of ABS Notes relating to Component 2 of at least “BB(sf)”.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(j) Collections. The Servicer shall have deposited or shall have caused to be deposited all amounts received in respect of the Initial Solar Loans since the Initial Cut-Off Date into the Collection Account (other than Consumer Obligor Security Deposits received from a Consumer Obligor, which shall be deposited by the Servicer into the Consumer Obligor Security Deposit Account, and amounts received relating to Grid Services).

(k) Account Deposits. The Reserve Account Required Balance shall have been deposited into the Reserve Account and the Section 25D Interest Account Required Amount shall have been deposited into the Section 25D Interest Account.

(l) Absence of Specified Events. No Amortization Event, Event of Default or Potential Default has occurred and is continuing or would result from the Borrower receiving the Loan or from the application of the proceeds therefrom.

(m) Borrowing Request. The Agent and the Lender shall have received a Borrowing Request in accordance with Section 2.02.

(n) ABS Notes. The ABS Notes shall have been issued.

ARTICLE III

COVENANTS; COLLATERAL; REPRESENTATIONS; WARRANTIES

Section 3.01. Performance of Obligations. (a) The Borrower shall not take any action or permit any action to be taken by others which would release any Person from any of such Person’s covenants or obligations in any Loan Document or under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as permitted by, or expressly provided in this Loan Agreement, the Loan Documents or such other instrument or agreement.

(b) To the extent consistent with the Borrower Operating Agreement, the Borrower may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties shall be deemed to be action taken by the Borrower. To the extent that the Borrower contracts with other Persons which include or may include the furnishing of reports, notices or correspondence to the Agent or the Controlling Party, the Borrower shall identify such Persons in a written notice to the Agent and the Controlling Party.

(c) The Borrower shall and shall require that Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer and the Lender characterize (i) each transfer of the Conveyed Property by Sunnova Intermediate Holdings to Sunnova Hestia Holdings, each transfer of the Conveyed Property by Sunnova Hestia Holdings to the Depositor, each transfer of the Conveyed Property by the Depositor to the Capital Markets Issuer, each transfer of the Conveyed Property by the Capital Markets Issuer to the Lender, and each transfer of the Conveyed Property by the Lender to the Borrower, in each case pursuant to the Contribution Agreement as an absolute transfer for legal purposes, (ii) the Grant of the Collateral by the Borrower under this Loan Agreement as a pledge for financial accounting purposes, and (iii) the Loan as indebtedness

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

for U.S. federal income tax purposes (unless otherwise required by Applicable Law) and for financial accounting purposes. In this regard, the financial statements of SEI and its consolidated subsidiaries shall show the Solar Loans as owned by the consolidated group and the Loan as indebtedness of the consolidated group (and shall contain appropriate footnotes stating that the assets of the Borrower shall not be available to creditors of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, or the Depositor or any other Person), and the U.S. federal income Tax Returns of SEI and its consolidated subsidiaries that are regarded entities for U.S. federal income tax purposes shall indicate that the Loan is indebtedness unless otherwise required by Applicable Law. The Borrower shall cause Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, and the Depositor to file all required Tax Returns and associated forms, reports, schedules and supplements thereto in a manner consistent with such characterizations unless otherwise required by Applicable Law.

(d) The Borrower covenants to pay, or cause to be paid, all Taxes or other similar charges levied by any governmental authority with regard to the Collateral, except to the extent that the validity or amount of such Taxes is contested in good faith, via appropriate Proceedings and with adequate reserves established and maintained therefor in accordance with GAAP.

(e) The Borrower hereby assumes liability for all liabilities associated with the Collateral or created under this Loan Agreement, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant of the Borrower set forth herein except as provided in the Loan Documents. Notwithstanding the foregoing, the Borrower has and shall have no liability with respect to the payment of principal and interest on the Loan, except as otherwise provided in this Loan Agreement.

(f) The Borrower shall perform and observe all of its obligations and agreements contained in this Loan Agreement, the Loan Documents and in the instruments and agreements included in the Collateral, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Loan Agreement and the other Loan Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Borrower shall not waive, amend, modify, supplement or terminate any Loan Document or any provision thereof without the consent of the Agent (acting at the direction of the Controlling Party).

(g) If an Event of Default or Manager Termination Event shall arise from the failure of the Manager to perform any of its duties or obligations under the Management Agreement, the Borrower shall take all reasonable steps available to it to remedy such failure, including appointing a replacement Manager pursuant to the terms of the Management Agreement.

(h) If an Event of Default or Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement, the Borrower shall take all reasonable steps available to it to remedy such failure, including appointing a replacement Servicer pursuant to the terms of the Servicing Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i) The Borrower, or the Servicer on behalf of the Borrower, shall supply to the Agent for further distribution to the Lender and the Controlling Party (or its or their duly authorized representatives or agents, as the case may be), at the time and in the manner required by applicable Treasury Regulations, and to the extent required by applicable Treasury Regulations, information with respect to any original issue discount accruing on the Loan.

(j) The Borrower agrees to promptly notify the Agent in writing, such notice to be made available to the Lender and the Controlling Party, if it obtains actual knowledge that any Electronic Vault is terminated or the underlying control arrangements for any Electronic Vault are changed in any manner that could reasonably be expected to be adverse to the Secured Parties and if any authoritative electronic copies of Solar Loans stored therein are no longer held within an Electronic Vault or are otherwise removed from an Electronic Vault.

Section 3.02. Negative Covenants. In addition to the restrictions and prohibitions set forth in Sections 3.04 and 3.11 and elsewhere herein, the Borrower shall not: (a) sell, transfer, exchange or otherwise dispose of any portion of its interest in the Collateral except as expressly permitted by this Loan Agreement or the other Loan Documents;

(b) permit the validity or effectiveness of this Loan Agreement or any Grant hereunder to be impaired or permit any Person to be released from any covenants or obligations under this Loan Agreement, except as may be expressly permitted hereby or under any other Loan Document;

(c) create, incur or suffer, or permit to be created or incurred or to exist any Lien on any of the Collateral or permit the Lien created by this Loan Agreement not to constitute a valid first priority, perfected Lien on the Collateral, in each case subject to Permitted Liens;

(d) take any action or fail to take any action which action or failure to act may cause the Borrower to become classified as an association, a publicly traded partnership or a taxable mortgage pool that is taxable as a corporation for U.S. federal income tax purposes; or

(e) act in violation of its organization documents.

Section 3.03. Money for Loan Payments. (a) All payments with respect to the Loan Note which are to be made from amounts withdrawn from the Collection Account pursuant to the Priority of Payments shall be made on behalf of the Borrower by the Agent, and no amounts so withdrawn from an Account for payments with respect to the Loan Note shall be paid over to the Borrower under any circumstances except as provided in this Section 3.03 and Article V.

(b) Any money held by the Agent in trust for the payment of any amount payable but unclaimed with respect to the Loan Note shall be held in a non-interest bearing trust account, and if the same remains unclaimed for two years after such amount has become due to the Lender or the Guarantor, such money shall be discharged from such trust and paid to the Borrower upon a Borrower Order without any further action by any Person; and the Lender and/or the Guarantor shall thereafter, as an unsecured general creditor, look only to the Borrower for payment thereof (but only to the extent of the amounts so paid to the Borrower), and all liability of the Agent with respect to such trust money shall thereupon cease. The Agent may adopt and employ, at the expense of the Borrower, any reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to the Lender and/or the Guarantor).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 3.04. Restriction of Borrower Activities. Until the date that is 365 days after the Termination Date, the Borrower shall not on or after the date of execution of this Loan Agreement:

(a) engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and Granting the Collateral to the Agent for the benefit of the Secured Parties, or contemplated hereby, in the Loan Documents, the Transaction Documents and the Borrower Operating Agreement;

(b) incur any indebtedness secured in any manner by, or having any claim against, the Collateral or the Borrower other than indebtedness arising hereunder and in connection with the Loan Documents and as otherwise expressly permitted in a Loan Document;

(c) incur any other indebtedness except as permitted in the Borrower Operating Agreement;

(d) amend, or propose to any party any amendment of, the Borrower Operating Agreement (or, if the Borrower shall be a successor to the Person named as the Borrower in the first paragraph of this Loan Agreement, amend, consent to amendment or propose any amendment of, the governing instruments of such successor), without giving notice thereof in writing, 30 days prior to the date on which such amendment is to become effective, to the Rating Agency and the Controlling Party;

(e) except as otherwise expressly permitted by this Loan Agreement or the Loan Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Borrower, including those included in the Collateral;

(f) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Loan (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Secured Party by reason of the payment of the Taxes levied or assessed upon any part of the Collateral;

(g) permit the validity or effectiveness of this Loan Agreement to be impaired, or permit the Lien in favor of the Agent created by this Loan Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Loan under this Loan Agreement except as may be expressly permitted hereby;

(h) permit the Lien of this Loan Agreement not to constitute a valid perfected first priority (other than with respect to a Permitted Lien) Lien on the Collateral; or

(i) dissolve, liquidate, merge or consolidate with any other Person, other than in compliance with Section 3.10 if the Outstanding Loan Balance is greater than zero.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 3.05. Protection of Collateral. (a) The Borrower intends the Lien Granted pursuant to this Loan Agreement in favor of the Agent for the benefit of the Secured Parties to be prior to all other Liens in respect of the Collateral, subject to Permitted Liens, and the Borrower shall take all actions necessary to obtain and maintain, in favor of the Secured Parties, a first priority, perfected Lien on the Collateral, subject to Permitted Liens. Subject to Section 3.05(f), the Borrower shall from time to time prepare, execute (or authorize the filing of) and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and shall take such other action as may be necessary or advisable to:

(i) provide further assurance with respect to such Grant and/or Grant more effectively all or any portion of the Collateral;

(ii) (A) maintain and preserve the Lien (and the priority thereof) in favor of the Agent created by this Loan Agreement and (B) enforce the terms and provisions of this Loan Agreement or carry out more effectively the purposes hereof;

(iii) perfect or protect the validity of, any Grant made or to be made by this Loan Agreement;

(iv) enforce its rights under the Loan Documents; or

(v) preserve and defend title to any asset included in the Collateral and the rights of the Secured Parties in the Collateral against the claims of all Persons.

The Borrower shall deliver or cause to be delivered to the Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Borrower shall cooperate fully with the Agent in connection with the obligations set forth above and shall execute (or authorize the filing of) any and all documents reasonably required to fulfill the intent of this Loan Agreement.

(b) The Borrower hereby irrevocably appoints the Agent as its agent and attorney-in-fact (such appointment being coupled with an interest) to execute, or authorize the filing of, upon the Borrower’s failure to do so, any financing statement or continuation statement required pursuant to this Section 3.05(b); provided, however, that such designation shall not be deemed to create any duty in the Agent to monitor the compliance of the Borrower with the foregoing covenants; and provided further, that the Agent shall only be obligated to execute or authorize such financing statement or continuation statement upon written direction of the Servicer and upon written notice to a Responsible Officer of the Agent of the failure of the Borrower to comply with the provisions of Section 3.05(a); shall not be required to pay any fees, Taxes or other governmental charges in connection therewith; and shall not be required to prepare any financing statement or continuation statement required pursuant to this Section 3.05 (which shall in each case be prepared by the Borrower or the Servicer). The Borrower shall cooperate with the Servicer and provide to the Servicer any information, documents or instruments with respect to such financing statement or continuation statement that the Servicer may reasonably require. Neither the Agent nor any of its officers, directors, employees, attorneys or agents shall be responsible or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

liable for the existence, genuineness, value or protection of any collateral securing the Loan, for the legality, enforceability, effectiveness or sufficiency of the Loan Documents or any financing statement or continuation statement for the creation, perfection, continuation, priority, sufficiency or protection of any of the liens, or for any defect or deficiency as to any such matters, for monitoring the status of any lien or performance of the collateral or for the accuracy or sufficiency of any financing statement or continuation statement prepared for its execution or authorization hereunder.

(c) Except as necessary or advisable in connection with the fulfillment by the Agent of its duties and obligations described herein or in any other Loan Document, the Agent shall not remove any portion of the Collateral that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held as described in the most recent Opinion of Counsel that was delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.08(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) unless the Agent shall have first received an Opinion of Counsel to the effect that the Lien created by this Loan Agreement with respect to such property shall continue to be maintained after giving effect to such action or actions.

(d) No later than 30 days prior to any of Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender or the Borrower making any change in its or their name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with clause (a) above seriously misleading within the meaning of Section 9-506 of the UCC as in effect in New York or wherever else necessary or appropriate under Applicable Law, or otherwise impair the perfection of the Lien on the Collateral, the Borrower shall give or cause to be given to the Agent written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Agent’s Lien on the Collateral. None of Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender or the Borrower shall become or seek to become organized under the laws of more than one jurisdiction.

(e) The Borrower shall give the Agent written notice at least 30 days prior to any relocation of Sunnova Intermediate Holdings’, Sunnova Hestia Holdings’, the Depositor’s, the Capital Markets Issuer’s, the Lender’s or the Borrower’s respective principal executive office or jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of relevant law or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Agent’s Lien on the Collateral. The Borrower shall at all times maintain its principal executive office and jurisdiction of organization within the United States of America.

(f) Notwithstanding anything to the contrary in this Section 3.05 or otherwise in this Loan Agreement, UCC Fixture Filings shall be maintained in the name of the initial Servicer, as secured party, on behalf of the Borrower and the Agent. A UCC Fixture Filing may, or at the direction of the Borrower or the Servicer shall, be released by the secured party in connection with

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

a Consumer Obligor refinancing transaction or sale of the related home, so long as the Servicer re-files the UCC Fixture Filing within 10 Business Days of obtaining knowledge of, but no later than 45 calendar days of, the closing of such refinancing or sale (if applicable). Following an Event of Default or the removal of Sunnova Management as Servicer following a Servicer Termination Event, the Servicer shall cause each UCC Fixture Filing to be assigned to the Agent as secured party. To the extent the Servicer fails to do so, the Agent is authorized to do so, but only if the Agent is given a written direction or an Opinion of Counsel specifying the jurisdictions in which such filings shall be made and attaching copies of the applicable assignments of the UCC Fixture Filings to be filed by the Agent.

Section 3.06. Opinions and Officer’s Certificate as to Collateral. (a) On the Closing Date and, if requested by the Agent on the date of each supplemental agreement hereto, the Borrower shall furnish to the Agent an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) such action has been taken with respect to the recording and filing of the requisite documents (except as set forth in Section 3.05(f) and assuming the filing of any required financing statements and continuation statements) as are necessary to perfect and make effective the Lien on the Collateral in favor of the Agent for the benefit of the Secured Parties, created by this Loan Agreement, subject to Permitted Liens, and reciting the details of such action or (ii) no such action is necessary to make such Lien effective.

(b) On or before the thirtieth day prior to the fifth anniversary of the Closing Date and every five years thereafter until the earlier of the Maturity Date or the Termination Date, the Borrower shall furnish to the Agent an Officer’s Certificate either stating that, (i) such action has been taken with respect to the recording, filing, re-recording and re-filing of the requisite documents, except as set forth in Section 3.05(f), including the filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Loan Agreement with respect to the Collateral and reciting the details of such action or (ii) no such action is necessary to maintain such Lien. The Borrower shall also provide the Agent with a file stamped copy of any document or instrument filed as described in such Officer’s Certificate contemporaneously with the delivery of such Officer’s Certificate. Such Officer’s Certificate shall also describe the recording, filing, re-recording and re-filing of the requisite documents, except as set forth in Section 3.05(f), including the filing of any financing statements and continuation statements that shall be required to maintain the Lien of this Loan Agreement with respect to the Collateral. If the Officer’s Certificate delivered to the Agent hereunder specifies future action to be taken by the Borrower, the Borrower shall furnish a further Officer’s Certificate no later than the time so specified in such former Officer’s Certificate to the extent required by this Section 3.06.

Section 3.07. Statement as to Compliance. The Borrower shall deliver to the Agent and the Rating Agency, within 120 days after the end of each calendar year (beginning with calendar year 2023), an Officer’s Certificate of the Borrower stating, as to the signer thereof, that, (a) a review of the activities of the Borrower during the preceding calendar year and of its performance under this Loan Agreement has been made under such officer’s supervision, (b) to the best of such officer’s knowledge, based on such review, the Borrower has fulfilled all its obligations under this Loan Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued, and (c) to the best of such officer’s knowledge, based on such review, no event has occurred and has been waived which is, or after notice or lapse of time or both would become, an Event of Default hereunder or, if such an event has occurred and has not been waived, specifying each such event known to him or her and the nature and status thereof and remedies therefor being pursued.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 3.08. Schedule of Solar Loans. Upon any acquisition of Qualified Substitute Solar Loans, the Borrower shall cause the Servicer to update the Schedule of Solar Loans to add such Qualified Substitute Solar Loans to the Schedule of Solar Loans and deliver such updated Schedule of Solar Loans to the Agent.

Section 3.09. Recording. The Borrower shall, upon the Closing Date and thereafter from time to time, prepare and cause financing statements and such other instruments as may be required with respect thereto, including without limitation, the Financing Statements to be filed, registered and recorded as may be required by present or future law (with file stamped copies thereof delivered to the Agent) to create, perfect and protect the Lien hereof upon the Collateral, and protect the validity of this Loan Agreement. The Borrower shall, from time to time, perform or cause to be performed any other act as required by law and shall execute (or authorize, as applicable) or cause to be executed (or authorized, as applicable) any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents with file stamped copies thereof delivered to the Agent) that are necessary or reasonably requested by the Agent for such creation, perfection and protection. The Borrower shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, Taxes and other governmental charges incident to or in connection with the preparation, execution, authorization, delivery or acknowledgment of the recordable documents, any instruments of further assurance, and the Loan Note.

Section 3.10. Agreements Not to Institute Bankruptcy Proceedings; Additional Covenants. (a) The Borrower shall only voluntarily institute any Proceedings to adjudicate the Borrower as bankrupt or insolvent, consent to the institution of bankruptcy or insolvency Proceedings against the Borrower, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Borrower, in accordance with the terms of the Borrower Operating Agreement.

(b) At all times prior to the Termination Date:

(i) The Borrower shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Loan Agreement, the Loan Note and each asset included in the Collateral.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) The Borrower shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Borrower) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Borrower substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof as a special purpose bankruptcy remote entity, and shall expressly assume in form satisfactory to the Rating Agency the obligation to make due and punctual payments of principal and interest on the Loan and the performance of every covenant on the part of the Borrower to be performed or observed pursuant to this Loan Agreement, (B) immediately after giving effect to such transaction, no Default or Event of Default under this Loan Agreement shall have occurred and be continuing, (C) the Borrower shall have delivered to the Rating Agency, the Controlling Party and the Agent an Officer’s Certificate of the Borrower and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Loan Agreement and (D) the Borrower shall have given prior written notice of such consolidation or merger to the Rating Agency and the Controlling Party.

(iii) The funds and other assets of the Borrower shall not be commingled with those of any other Person except to the extent expressly permitted under the Loan Documents.

(iv) The Borrower shall not be, become or hold itself out as being liable for the debts of any other Person.

(v) The Borrower shall not form, or cause to be formed, any subsidiaries.

(vi) The Borrower shall act solely in its own name and through its Authorized Officers or duly authorized agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned. The Borrower shall not have any employees other than the Authorized Officers of the Borrower.

(vii) The Borrower shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Borrower may be kept (subject to any provision contained in the applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Borrower Operating Agreement.

(viii) All actions of the Borrower shall be taken by an Authorized Officer of the Borrower (or any Person acting on behalf of the Borrower).

(ix) The Borrower shall not amend its certificate of formation (except as required under Delaware law) or the Borrower Operating Agreement, without first giving prior written notice of such amendment to the Rating Agency (a copy of which shall be provided to the Agent and the Controlling Party).

(x) The Borrower maintains and shall maintain the formalities of the form of its organization.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xi) The annual financial statements of SEI and its consolidated subsidiaries shall disclose the effects of the transactions contemplated by the Loan Documents in accordance with GAAP. Any consolidated financial statements which consolidate the assets and earnings of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer or the Lender with those of the Borrower shall contain a footnote to the effect that the assets of the Borrower shall not be available to creditors of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer or the Lender or any other Person other than creditors of the Borrower. The financial statements of the Borrower, if any, shall disclose that the assets of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer and the Lender are not available to pay creditors of the Borrower.

(xii) Other than certain costs and expenses related to the issuance of the Loan and pursuant to the Performance Guaranty, none of Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer or the Lender shall pay the Borrower’s expenses, guarantee the Borrower’s obligations or advance funds to the Borrower for payment of expenses except for costs and expenses for which Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer or the Lender is required to make payments, in which case the Borrower shall reimburse such Person for such payment.

(xiii) All business correspondences of the Borrower are and shall be conducted in the Borrower’s own name.

(xiv) Other than as contemplated by the Transaction Documents, none of Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer or the Lender acts or shall act as agent of the Borrower and the Borrower does not and shall not act as agent of Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Capital Markets Issuer, the Lender or the Depositor.

(xv) [Reserved].

(xvi) The Borrower shall not make any expenditure (by long-term or operating lease or otherwise) to acquire capital assets (either realty or personalty) other than pursuant to the Contribution Agreement.

(xvii) The Borrower shall comply with the requirements of all Applicable Laws, the non-compliance with which would have a Material Adverse Effect with respect to the Borrower.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xviii) The Borrower shall not, directly or indirectly, (A) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Borrower or otherwise with respect to any ownership or equity interest or security in or of the Borrower, (B) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (C) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Borrower may make, or cause to be made, distributions to the Lender as permitted by, and to the extent funds are available for such purpose under, this Loan Agreement and the other Transaction Documents. The Borrower shall not, directly or indirectly, make payments to or distributions from the Collection Account or any other Account except in accordance with this Loan Agreement and the other Transaction Documents.

Section 3.11. Providing of Notice. (a) The Borrower, upon learning of any failure on the part of Sunnova Energy, Sunnova Management, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer or the Lender to observe or perform in any material respect any covenant, representation or warranty set forth in the Contribution Agreement, the Performance Guaranty, the Management Agreement, the Servicing Agreement or any other Transaction Document to which it is a party, as applicable, or upon learning of any Default, Event of Default, Manager Termination Event or Servicer Termination Event, shall promptly notify, in writing, the Agent, the Lender, the Capital Markets Issuer, the Depositor, the Guarantor, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, Sunnova Management or Sunnova Energy, as applicable, of such failure or Default, Event of Default, Manager Termination Event or Servicer Termination Event.

(b) The Agent, upon receiving written notice from the Borrower of the Performance Guarantor’s failure to perform any covenant or obligation of the Performance Guarantor set forth in the Performance Guaranty, shall promptly notify, in writing, the Performance Guarantor of such failure.

Section 3.12. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Agent, the Guarantor and the Lender that as of the Closing Date and each Transfer Date:

(a) The Borrower is duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Loan Agreement, the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Custodial Agreement and each other Loan Document to which it is a party and to perform the terms and provisions hereof and thereof; the Borrower is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have a material adverse effect on the business or operations of the Borrower, the Collateral, the Secured Parties or the Conveyed Property.

(b) All necessary action has been taken by the Borrower to authorize the Borrower, and the Borrower has full power and authority, to execute, deliver and perform its obligations under this Loan Agreement, the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Custodial Agreement and each other Loan Document to which it is a party, and no consent or approval of any Person is required for the execution, delivery or performance by the Borrower of this Loan Agreement, the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Custodial Agreement and each other Loan Document to which it is a party except for any consent or approval that has previously been obtained.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c) This Loan Agreement, the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Custodial Agreement and each other Loan Document to which it is a party have been duly executed and delivered, and the execution and delivery of this Loan Agreement, the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Custodial Agreement and each other Loan Document to which it is a party by the Borrower and its performance and compliance with the terms hereof and thereof will not violate its certificate of formation or the Borrower Operating Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract or any other material agreement or instrument (including, without limitation, the Loan Documents) to which the Borrower is a party or which may be applicable to the Borrower or any of its assets.

(d) This Loan Agreement, the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Custodial Agreement and each other Loan Document to which it is a party constitute valid, legal and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).

(e) The Borrower is not in violation of, and the execution, delivery and performance of this Loan Agreement, the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Custodial Agreement and each other Loan Document to which it is a party by the Borrower will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency, which violation might have consequences that would have a Material Adverse Effect with respect to the Borrower.

(f) No Proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Borrower’s knowledge, threatened in writing against or contemplated by the Borrower which would have a Material Adverse Effect with respect to the Borrower.

(g) Each of the representations and warranties of the Borrower set forth in the Management Agreement, the Servicing Agreement, the Contribution Agreement, the Borrower Operating Agreement and each other Loan Document to which it is a party is, as of the Closing Date is true and correct in all material respects.

(h) The Borrower has not incurred debt or engaged in activities not related to the transactions contemplated hereunder or under the Loan Documents except as permitted by the Borrower Operating Agreement or Section 3.04.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i) The Borrower is not insolvent and did not become insolvent as a result of the Grant pursuant to this Loan Agreement; the Borrower is not engaged and is not about to engage in any business or transaction for which any property remaining with the Borrower is unreasonably small capital or for which the remaining assets of the Borrower are unreasonably small in relation to the business of the Borrower or the transaction; the Borrower does not intend to incur, and does not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and the Borrower has not made a transfer or incurred an obligation and does not intend to make such a transfer or incur such an obligation with actual intent to hinder, delay or defraud any entity to which the Borrower was or became, on or after the date that such transfer was made or such obligation was incurred, indebted.

(j) (i) Each transfer of the Conveyed Property pursuant to the Contribution Agreement is an absolute transfer for legal purposes, (ii) the Grant of the Collateral by the Borrower pursuant to the terms of this Loan Agreement is a pledge for financial accounting purposes, and (iii) the Loan shall be treated by the Borrower as indebtedness for U.S. federal income tax purposes (unless otherwise required by Applicable Law). In this regard, (i) the financial statements of SEI and its consolidated subsidiaries shall show (A) that the Conveyed Property is owned by such consolidated group and (B) that the Loan is indebtedness of the consolidated group (and shall contain appropriate footnotes describing that the assets of the Borrower shall not be available to creditors of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender or any other Person other than creditors of the Borrower), and (ii) the U.S. federal income Tax Returns of SEI and its consolidated subsidiaries that are regarded entities for U.S. federal income tax purposes shall indicate that the Loan is indebtedness (unless otherwise required by Applicable Law).

(k) As of the Initial Cut-Off Date, the Aggregate Solar Loan Balance is at least $[***].

(l) The legal name of the Borrower is as set forth in this Loan Agreement; the Borrower has no trade names, fictitious names, assumed names or “doing business as” names.

(m) No item comprising the Collateral has been sold, transferred, assigned or pledged by the Borrower to any Person other than the Agent; immediately prior to the pledge of the Collateral to the Agent pursuant to this Loan Agreement, the Borrower was the sole owner thereof and had good and indefeasible title thereto, free of any Lien other than Permitted Liens.

(n) Upon the filing of the Perfection UCCs in accordance with applicable law, the Agent, for the benefit of the Secured Parties, shall have a first priority perfected Lien on the Conveyed Property and the other items comprising the Collateral and in the proceeds thereof, limited with respect to proceeds to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction, subject to Permitted Liens. All filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to provide third parties with notice of and to document the transfer and assignment of the Collateral to the Borrower and to give the Agent a first priority perfected Lien on the Collateral (subject to Permitted Liens), including delivery of the Custodian Files to the Custodian, and the payment of any fees, have been made or, with respect to Termination Statements, shall be made within one Business Day of the Closing Date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(o) None of the absolute transfers of the Conveyed Property by Sunnova Intermediate Holdings to Sunnova Hestia Holdings pursuant to the Contribution Agreement, the absolute transfers of the Conveyed Property by Sunnova Hestia Holdings to the Depositor pursuant to the Contribution Agreement, the absolute transfers of the Conveyed Property by the Depositor to the Capital Markets Issuer pursuant to the Contribution Agreement, the absolute transfers of the Conveyed Property by the Capital Markets Issuer to the Lender pursuant to the Contribution Agreement, the absolute transfers of the Conveyed Property by the Lender to the Borrower pursuant to the Contribution Agreement, or the Grant by the Borrower to the Agent pursuant to this Loan Agreement is subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(p) The Borrower is not, and after giving effect to the application of the proceeds of the Loan will not be, required to register as an “investment company” as such term is defined in the 1940 Act. In making this determination, the Borrower is relying primarily on the exclusions from the definition of “investment company” contained in Section 3(c)(5)(A) and Section 3(c)(6) of the 1940 Act, although additional exclusions or exemptions may be available to the Borrower at the Closing Date or in the future.

(q) The Borrower is being structured so as not to constitute a “covered fund” for purposes of Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, based on its current interpretations.

(r) The principal place of business and the chief executive office of the Borrower are located in the State of Texas and the jurisdiction of organization of the Borrower is the State of Delaware, and there are no other such locations.

(s) Representations and warranties regarding the Lien and Custodian Files in each case, made as of the Closing Date and each Transfer Date:

(i) The Grant contained in the “Granting Clause” of this Loan Agreement creates a valid and continuing Lien on the Collateral in favor of the Agent for the benefit of the Secured Parties, which Lien is prior to all other Liens arising under the UCC (other than Permitted Liens), and is enforceable as such against creditors of the Borrower, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).

(ii) The Borrower has taken all steps necessary to perfect its ownership interest in the Solar Loans.

(iii) The Customer Contracts related to the Solar Loans constitute either “accounts”, “chattel paper”, “electronic chattel paper”, “instruments” or “general intangibles” within the meaning of the applicable UCC. The PV Systems and BESS Systems constitute “Equipment” within the meaning of the UCC.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv) The Borrower owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens.

(v) The Borrower has caused or shall have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the Lien on the Collateral granted to the Agent hereunder.

(vi) The Borrower has received a Closing Date Certification on the Closing Date and a Transfer Date Certification on each Transfer Date from the Custodian which certifies that the Custodian is holding the Custodian Files that evidence the Solar Loans in the Electronic Vault for the Agent for the benefit of the Secured Parties.

(vii) Other than Permitted Liens, the Borrower has not pledged, assigned, sold, granted a Lien on, or otherwise conveyed any portion of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering any portion of the Collateral other than any financing statement relating to the security interest granted to the Agent hereunder or that have been terminated. The Borrower is not aware of any judgment or tax lien filings against the Borrower, except with respect to tax liens for amounts which have already been paid.

(viii) Except as permitted or required by the Loan Documents no portion of any Customer Contract has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Agent, except for notations relating to Liens released prior to the pledge of the Collateral to the Agent.

The foregoing representations and warranties in Section 3.12(s)(i)-(viii) shall remain in full force and effect and shall not be waived or amended until the Loan is paid in full or otherwise released or discharged except in accordance with this Loan Agreement.

Section 3.13. Representations and Warranties of the Agent. The Agent hereby represents and warrants to the Rating Agency, the Guarantor and the Lender that as of the Closing Date:(a) The Agent has been duly organized and is validly existing as a national banking association;

(b) The Agent has full power and authority and legal right to execute, deliver and perform its obligations under this Loan Agreement and each other Loan Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Loan Agreement and each other Loan Document to which it is a party;

(c) This Loan Agreement and each other Loan Document to which it is a party have been duly executed and delivered by the Agent and constitute the legal, valid, and binding obligations of the Agent, enforceable against the Agent in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, moratorium, fraudulent conveyance, or similar laws affecting creditors’ or creditors of banks’ rights and/or remedies generally or by general principles of equity (regardless of whether such enforcement is sought in a Proceeding in equity or at law);

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(d) The execution, delivery and performance of this Loan Agreement and each other Loan Document to which it is a party by the Agent shall not constitute a violation with respect to any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency binding on the Agent or such of its property which is material to it, which violation might have consequences that would materially and adversely affect the performance of its duties under this Loan Agreement;

(e) The execution, delivery and performance of this Loan Agreement and each other Loan Document to which it is a party by the Agent do not require any approval or consent of any Person, do not conflict with the Articles of Association and Bylaws of the Agent, and do not and shall not conflict with or result in a breach which would constitute a material default under any agreement applicable to it or such of its property which is material to it; and

(f) No Proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Agent’s knowledge, threatened against or contemplated by the Agent which would have a reasonable likelihood of having an adverse effect on the execution, delivery, performance or enforceability of this Loan Agreement or any other Loan Document to which it is a party by or against the Agent.

Section 3.14. Knowledge. Any references herein to the knowledge, discovery or learning of the Borrower, the Servicer, or the Manager shall mean and refer to an Authorized Officer of the Borrower, the Servicer or the Manager, as applicable.

ARTICLE IV

MANAGEMENT, ADMINISTRATION AND SERVICING OF SOLAR LOANS

Section 4.01. Management Agreement; Servicing Agreement. (a) The Management Agreement and the Servicing Agreement, duly executed counterparts of which have been received by the Agent, set forth the covenants and obligations of the Manager and Servicer, respectively, with respect to the Collateral and other matters addressed in the Management Agreement and the Servicing Agreement, and reference is hereby made to the Management Agreement and the Servicing Agreement for a detailed statement of said covenants and obligations of the Manager and the Servicer thereunder. The Borrower agrees that the Agent, in its name or (to the extent required by law) in the name of the Borrower, may (but is not, unless so directed by the Controlling Party and indemnified pursuant to Section 7.15 hereof, required to) enforce all rights of the Borrower under the Management Agreement and the Servicing Agreement for and on behalf of the Secured Parties whether or not a Default has occurred and has not been waived.

(b) Promptly following a request from the Agent (acting at the direction of the Controlling Party) to do so, the Borrower shall take all such commercially reasonable lawful action as the Agent may request to compel or secure the performance and observance by the Manager and the Servicer of each of their respective obligations to the Borrower and with respect to the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Collateral under or in connection with the Management Agreement and the Servicing Agreement, in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Borrower under or in connection with the Management Agreement and the Servicing Agreement to the extent and in the manner directed by the Agent, including, without limitation, the transmission of notices of default on the part of the Manager and the Servicer thereunder and the institution of Proceedings to compel or secure performance by the Manager and the Servicer of each of their respective obligations under the Management Agreement and the Servicing Agreement.

(c) The Borrower shall not waive any default by the Manager under the Management Agreement or by the Servicer under the Servicing Agreement without the written consent of the Agent (which shall be given at the written direction of the Controlling Party).

(d) The Agent does not assume any duty or obligation of the Borrower under the Management Agreement or the Servicing Agreement, and the rights given to the Agent thereunder are subject to the provisions of Article VII.

(e) The Borrower has not and shall not provide any payment instructions to any Consumer Obligor that are inconsistent with the Management Agreement or the Servicing Agreement.

(f) With respect to the Servicer’s obligations under Section 6.3 of the Servicing Agreement, the Agent shall not have any responsibility to the Borrower, the Servicer or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of Independent Accountant or any Qualified Service Provider by the Servicer; provided, however, that the Agent shall be authorized, upon receipt of written direction from the Servicer directing the Agent, to execute any acknowledgment or other agreement with the Independent Accountant and any Qualified Service Provider required for the Agent to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Servicer has agreed that the procedures to be performed by the Independent Accountant and any Qualified Service Provider are sufficient for the Borrower’s purposes, (ii) acknowledgment that the Agent has agreed that the procedures to be performed by the Independent Accountant and any Qualified Service Provider are sufficient for the Agent’s purposes and that the Agent’s purposes is limited solely to receipt of the report, (iii) releases by the Agent (on behalf of itself and the Secured Parties) of claims against the Independent Accountant and any Qualified Service Provider and acknowledgement of other limitations of liability in favor of the Independent Accountant and any Qualified Service Provider, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by the Independent Accountant or any Qualified Service Provider (including to the Lender or the Controlling Party); provided that the Agent may disclose such information or documents to the Secured Parties pursuant to Section 6.3 of the Servicing Agreement. Notwithstanding the foregoing, in no event shall the Agent be required to execute any agreement in respect of the Independent Accountant or any Qualified Service Provider that the Agent determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(g) In the event such Independent Accountant or any Qualified Service Provider require the Agent, the Back-Up Servicer or the Transition Manager to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to Section 4.01(f), the Servicer shall direct the Agent, the Back-Up Servicer or the Transition Manager in writing to so agree; it being understood and agreed that the Agent, the Back-Up Servicer or the Transition Manager shall deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Agent, the Back-Up Servicer or the Transition Manager has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. The Agent, the Back-Up Servicer or the Transition Manager shall not be liable for any claims, liabilities or expenses relating to such accountants’ engagement or any report issued in connection with such engagement, and the dissemination of any such report is subject to the written consent of the accountants; provided that the Agent may disclose such information or documents to the Secured Parties pursuant to Section 6.3 of the Servicing Agreement.

ARTICLE V

ACCOUNTS, COLLECTIONS, PAYMENTS OF INTEREST

AND PRINCIPAL, RELEASES, AND STATEMENTS TO LENDER

Section 5.01. Accounts. (a)(i) On or prior to the Closing Date, the Borrower shall cause the Agent to open and maintain in the name of the Agent, for the benefit of the Secured Parties, an Eligible Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Collection Account shall initially be established with the Agent.

(ii) On or prior to the Closing Date, the Borrower shall cause the Agent to open and maintain in the name of the Agent, for the benefit of the Secured Parties, an Eligible Account (the “Equipment Replacement Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Equipment Replacement Reserve Account shall initially be established with the Agent.

(iii) On or prior to the Closing Date, the Borrower shall cause the Agent to open and maintain in the name of the Agent, for the benefit of the Secured Parties, an Eligible Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Reserve Account shall initially be established with the Agent.

(iv) On or prior to the Closing Date, the Borrower shall cause the Agent to open and maintain in the name of the Agent, for the benefit of the Secured Parties, an Eligible Account (the “Section 25D Interest Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Section 25D Interest Account shall initially be established with the Agent.

(v) [Reserved].

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(vi) [Reserved].

(vii) On or prior to the Closing Date, the Borrower shall open and cause to be maintained in the name of the Borrower, for the benefit of the Secured Parties, an Eligible Account (the “Lockbox Account”) at the Lockbox Bank, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties.

(viii) Sunnova Energy has established and maintains an Eligible Account (the “Consumer Obligor Security Deposit Account”).

(b) Funds on deposit in the Collection Account, the Equipment Replacement Reserve Account, the Reserve Account and the Section 25D Interest Account shall be invested by the Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Agent for the benefit of the Secured Parties.

(c) All investment earnings of moneys pursuant to Section 5.01(b) deposited into the Collection Account, the Equipment Replacement Reserve Account, the Reserve Account and the Section 25D Interest Account shall be deposited (or caused to be deposited) by the Agent into the Collection Account, and any loss resulting from such investments shall be charged to the Account on which such loss was realized. No investment of any amount held in any of the Collection Account, the Equipment Replacement Reserve Account, the Reserve Account and the Section 25D Interest Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. The Servicer, on behalf of the Borrower, shall not direct the Agent to make any investment of any funds held in any of the Accounts unless the security interest Granted and perfected in such account shall continue to be perfected in such investment, in either case without any further action by any Person.

(d) The Agent shall not in any way be held liable by reason of any insufficiency in any of the Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Agent’s negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Agent, in its commercial capacity as principal obligor and not as Agent, in accordance with their terms.

(e) Funds on deposit in any Account shall remain uninvested if (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in any Account (other than the Lockbox Account) to the Agent by 1:00 p.m. New York City (or such other time as may be agreed by the Servicer and the Agent) on the Business Day on which such investment is to be made; or (ii) based on the actual knowledge of, or receipt of written notice by, a Responsible Officer of the Agent, that a Default or Event of Default has occurred and is continuing with respect to the Loan but the Loan shall not have been declared due and payable, or, if the Loan shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Collateral are being applied as if there had not been such a declaration.

(f) [Reserved].

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(g) (i) The Agent shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including, without limitation, all investment earnings on the Collection Account) and all such funds, investments, proceeds and income shall be part of the Collateral. Except as otherwise provided herein, the Accounts shall be under the control (as defined in Section 9-104 of the UCC to the extent such account is a deposit account and Section 8-106 of the UCC to the extent such account is a securities account) of the Agent for the benefit of the Secured Parties. The Borrower may direct the Agent (or the Servicer on its behalf) to (i) replace any Account with a new Eligible Account and (ii) transfer any cash and/or any investments to such new Eligible Account; provided that such replacement could not reasonably be expected by the Agent (acting at the direction of the Controlling Party) to have a material adverse effect on the interests of the Secured Parties or of the noteholders under the Indenture; provided, however, if the Agent does not receive direction from the Controlling Party within fourteen (14) Business Days after request for the same, the Controlling Party shall have deemed that the replacement will not have an adverse effect on the interests of the Secured Parties or on the noteholders under the Indenture. If, at any time, any of the Accounts (other than the Lockbox Account) ceases to be an Eligible Account, the Agent (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which the Rating Agency may consent) establish a new Account as an Eligible Account and shall transfer any cash and/or any investments to such new Account. The Servicer agrees that, in the event that any of the Accounts or the Consumer Obligor Security Deposit Account are not accounts with the Agent, the Servicer shall notify the Agent and the Controlling Party in writing promptly upon any of such Accounts or the Consumer Obligor Security Deposit Account ceasing to be an Eligible Account.

(ii) With respect to the Account Property (other than with respect to the Lockbox Account), the Agent agrees that:

(A) any Account Property that is held in deposit accounts shall be held solely in Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Agent, and the Agent shall have sole signature authority with respect thereto;

(B) any Account Property that constitutes physical property shall be delivered to the Agent in accordance with paragraph (i)(A) or (i)(B), as applicable, of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Agent or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Agent;

(C) any Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (i)(C) or (i)(E), as applicable, of the definition of “Delivery” and shall be maintained by the Agent, pending maturity or disposition, through continued book-entry registration of such Account Property as described in such paragraph;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(D) any Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Agent in accordance with paragraph (i)(D) of the definition of “Delivery” and shall be maintained by the Agent, pending maturity or disposition, through continued registration of the Agent’s (or its nominee’s) ownership of such security;

(E) the Servicer shall have the power, revocable by the Agent upon the occurrence of a Servicer Event of Default, to instruct the Agent to make withdrawals and payments from the Accounts for the purpose of permitting the Servicer and the Agent to carry out their respective duties hereunder; and

(F) any Account held by it hereunder shall be maintained as a “securities account” as defined in the Uniform Commercial Code as in effect in New York (the “New York UCC”), and that it shall be acting as a “securities intermediary” for the Agent itself as the “entitlement holder” (as defined in Section 8-102(a)(7) of the New York UCC) with respect to each such Account. The parties hereto agree that each Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York. The Agent acknowledges and agrees that (1) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the New York UCC and (2) notwithstanding anything to the contrary, if at any time the Agent shall receive any order from the Agent (in its capacity as securities intermediary) directing transfer or redemption of any financial asset relating to the Accounts, the Agent shall comply with such entitlement order without further consent by the Borrower, or any other person. In the event of any conflict of any provision of this Section 5.01(g)(ii)(F) with any other provision of this Loan Agreement or any other agreement or document, the provisions of this Section 5.01(g)(ii)(F) shall prevail.

Section 5.02. Equipment Replacement Reserve Account. (a)(i) On each Payment Date, to the extent there are sufficient Borrower Available Funds and in accordance with and subject to the Priority of Payments, the Agent shall, based on the Monthly Servicer Report, deposit into the Equipment Replacement Reserve Account an amount equal to the Equipment Replacement Reserve Deposit.

(ii) The Agent shall, upon receipt of an Officer’s Certificate of the Manager (x)(A) certifying that it has replaced an Inverter that no longer has the benefit of a Manufacturer Warranty and (B) requesting reimbursement for the cost of such Inverter replacement, withdraw from funds on deposit in the Equipment Replacement Reserve Account and remit to the Manager, an amount equal to the lesser of (I) the cost of the new Inverter paid by the Manager (inclusive of labor costs) and (II) the amount on deposit in the Equipment Replacement Reserve Account or (y)(A) certifying that it has replaced an BESS System (or component thereof) that no longer has the benefit of a Manufacturer Warranty and (B) requesting reimbursement for the cost of such BESS System (or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

component thereof), withdraw from funds on deposit in the Equipment Replacement Reserve Account and remit to the Manager, an amount equal to the lesser of (I) the cost of the new BESS System (or component thereof) paid by the Manager (inclusive of labor costs) and (II) the excess, if any, of (a) the amount on deposit in the Equipment Replacement Reserve Account over (b) the amount described in clause (a) of the definition of Equipment Replacement Reserve Required Balance. Upon either such request, the Agent shall promptly withdraw such amount from the Equipment Replacement Reserve Account (to the extent it has been funded as of such date) and transfer such amount to the Manager’s account specified in the related Officer’s Certificate and if no such funds are on deposit, then from the Collection Account in accordance with the Priority of Payments.

(iii) On any date that the amount on deposit in the Equipment Replacement Reserve Account exceeds the Equipment Replacement Reserve Required Balance, such amount of excess shall be deposited into the Collection Account on the related Payment Date as set forth in the related Monthly Servicer Report and shall be part of the Borrower Available Funds distributed in accordance with the Priority of Payments for such Payment Date.

(iv) On each Payment Date, if the amount of Borrower Available Funds (after giving effect to all amounts deposited into the Collection Account from the Reserve Account and the Section 25D Interest Account) is less than the amount necessary to make the distributions described in clauses (i) through (v) of the Priority of Payments, an amount equal to the lesser of (A) the amount on deposit in the Equipment Replacement Reserve Account and (B) the amount of such insufficiency, shall be withdrawn from the Equipment Replacement Reserve Account and deposited into the Collection Account to be used as Borrower Available Funds.

(v) All amounts on deposit in the Equipment Replacement Reserve Account shall be withdrawn and deposited into the Collection Account upon the earliest of (w) the Maturity Date, (x) the acceleration of the Loan following an Event of Default (y) a Voluntary Prepayment Date in connection with a Voluntary Prepayment in whole and (z) the Payment Date on which the balance in the Equipment Replacement Reserve Account, the Reserve Account and the Section 25D Interest Account and all other Borrower Available Funds, equals or exceeds the Outstanding Loan Balance, accrued and unpaid interest (including any Post-ARD Additional Interest Amounts) on the Loan and the fees, expenses and indemnities due to the Agent, the Indenture Trustee, the Lender, the Guarantor, the Custodian, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, the Replacement Manager and the Replacement Servicer pursuant to the Priority of Payments.

(b) Notwithstanding Section 5.02(a), in lieu of or in substitution for moneys otherwise required to be deposited to the Equipment Replacement Reserve Account, the Borrower may, subject to the prior written consent of the Guarantor (such consent to be granted or withheld in its sole discretion), deliver or cause to be delivered to the Agent a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Equipment Replacement Reserve Required Balance; provided that any Equipment Replacement Reserve Deposit required to be

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

made after the replacement of amounts on deposit in the Equipment Replacement Reserve Account with the Letter of Credit shall be made in deposits to the Equipment Replacement Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit. The Letter of Credit shall be held as an asset of the Equipment Replacement Reserve Account and valued for purposes of determining the amount on deposit in the Equipment Replacement Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Equipment Replacement Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Equipment Replacement Reserve Account are represented by a Letter of Credit, the Agent shall be required to submit the drawing documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Equipment Replacement Reserve Account in the following circumstances: (i) if the Agent is directed by the Servicer on behalf of the Borrower, pursuant to an Officer’s Certificate, to withdraw funds from the Equipment Replacement Reserve Account for any reason; (ii) upon direction, if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Agent is directed by the Borrower, the Servicer or the Lender, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xviii) or (xix) of the Priority of Payments.

Section 5.03. Reserve Account. (a) On the Closing Date, the Borrower shall cause to be deposited the Reserve Account Required Balance into the Reserve Account.

(b) As described in the Priority of Payments, to the extent there are sufficient Borrower Available Funds, the Agent shall, on each Payment Date, based on the Monthly Servicer Report, deposit Borrower Available Funds into the Reserve Account until the amount on deposit therein shall equal the Reserve Account Required Balance.

(c) On the Business Day prior to each Payment Date, the Agent shall, based on the Monthly Servicer Report, transfer funds on deposit in the Reserve Account into the Collection Account to the extent that the amount on deposit in the Collection Account as of such Payment Date (prior to taking into account amounts paid by the Guarantor pursuant to the Guarantee Issuance Agreement) is less than the amount necessary to make the distributions described in clauses (i) through (v) of the Priority of Payments. If the amount on deposit in the Reserve Account exceeds the Reserve Account Required Balance on any Payment Date during a Regular Amortization Period and on or prior to the Anticipated Repayment Date, the amount of such excess shall be transferred into the Equipment Replacement Reserve Account. If the amount on deposit in the Reserve Account exceeds the Reserve Account Required Balance on any Payment Date during an Amortization Period, the amount of such excess shall be transferred into the Collection Account and shall be part of the Borrower Available Funds distributed pursuant to the Priority of Payments for such Payment Date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(d) All amounts on deposit in the Reserve Account shall be withdrawn and deposited into the Collection Account upon the earliest of (i) the Maturity Date, (ii) the acceleration of the Loan following an Event of Default, (iii) a Voluntary Prepayment Date in connection with a Voluntary Prepayment in whole and (iv) the Payment Date on which the balance in the Reserve Account, the Section 25D Interest Account and the Equipment Replacement Reserve Account and all other Borrower Available Funds, equals or exceeds the Outstanding Loan Balance, accrued and unpaid interest (including any Post-ARD Additional Interest Amounts) on the Loan and the fees, expenses and indemnities due to the Agent, the Indenture Trustee, the Lender, the Guarantor, the Custodian, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, the Replacement Manager and the Replacement Servicer pursuant to the Priority of Payments.

(e) Notwithstanding Sections 5.03(a) and 5.03(b), in lieu of or in substitution for moneys otherwise required to be deposited to the Reserve Account, the Borrower may, subject to the prior written consent of the Guarantor (such consent to be granted or withheld in its sole discretion), deliver or cause to be delivered to the Agent a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Reserve Account Required Balance; provided that any deposit into the Reserve Account required to be made after the replacement of amounts on deposit in the Reserve Account with the Letter of Credit shall be made in deposits to the Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit. The Letter of Credit shall be held as an asset of the Reserve Account and valued for purposes of determining the amount on deposit in the Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Reserve Account are represented by a Letter of Credit, the Agent shall be required to submit the drawing documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Reserve Account in the following circumstances: (i) if the Agent is directed by the Servicer on behalf of the Borrower, pursuant to an Officer’s Certificate, to withdraw funds from the Reserve Account for any reason; (ii) upon direction, if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Agent is directed by the Borrower, the Servicer or the Lender, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xviii) or (xix) of the Priority of Payments.

Section 5.04. Section 25D Interest Account. (a) On or prior to the Closing Date, the Borrower shall cause to be deposited into the Section 25D Interest Account an amount equal to the Section 25D Interest Account Required Amount for the Closing Date. On each Transfer Date, with respect to any Qualified Substitute Solar Loan that is a Section 25D Easy Own Plan Solar Loan, the Borrower shall deposit or require the Depositor to deposit into the Section 25D Interest Account an amount equal to the related Section 25D Interest Amount (in addition to any required Substitution Shortfall Amount).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b) On each Payment Date, based on the Monthly Servicer Report, if the amount of Borrower Available Funds (after giving effect to all amounts deposited to the Collection Account from the Reserve Account) is less than the amount necessary to make the distributions described in clauses (i) through (v) of the Priority of Payments, an amount equal to the lesser of (A) the amount on deposit in the Section 25D Interest Account and (B) the amount of such insufficiency, shall be withdrawn from the Section 25D Interest Account and deposited into the Collection Account to be used as Borrower Available Funds.

(c) On any date that the amount on deposit in the Section 25D Interest Account exceeds the Section 25D Interest Account Required Amount as of such date, such amount of excess shall be deposited into the Collection Account and shall be part of the Borrower Available Funds distributed in accordance with the Priority of Payments, based on the Monthly Servicer Report.

(d) All amounts on deposit in the Section 25D Interest Account shall be withdrawn, based on the Monthly Servicer Report, and deposited into the Collection Account upon the earliest of (i) the Maturity Date, (ii) the acceleration of the Loan following an Event of Default, (iii) a Voluntary Prepayment Date in connection with a Voluntary Prepayment in whole and (iv) the Payment Date on which the balance in the Reserve Account, the Section 25D Interest Account, the Equipment Replacement Reserve Account and all other Borrower Available Funds, equals or exceeds the Outstanding Loan Balance of the Loan Note, accrued and unpaid interest (including any Post-ARD Additional Interest Amounts) on the Loan Note fees, expenses and indemnities due to the Agent, the Lender, the Guarantor, the Custodian, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, the Replacement Manager and the Replacement Servicer pursuant to the Priority of Payments.

Section 5.05. [Reserved].

Section 5.06. Collection Account; Lender Account. (a) On the Closing Date and each Transfer Date, the Borrower shall cause to be deposited to the Collection Account all Collections received in respect of the Initial Solar Loans and the Qualified Substitute Solar Loans, respectively, since the applicable Cut-Off Date. On each Business Day, the Borrower shall cause to be deposited into the Collection Account all amounts in the Lockbox Account (other than the Lockbox Account Retained Balance or Merchant Processing Amounts) from Consumer Obligors or otherwise in respect of the Conveyed Property (other than Consumer Obligor Security Deposits received from a Consumer Obligor (which shall be deposited by the Servicer into the Consumer Obligor Security Deposit Account) and amounts received relating to Grid Services). The Borrower shall cause all other amounts required to be deposited therein pursuant to the Transaction Documents, to be deposited within one Business Day of receipt thereof. The Agent shall provide or make available electronically (or upon written request, by first class mail or email) monthly statements on all amounts received in the Collection Account to the Borrower and the Servicer.

(b) The Servicer shall be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited into the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date upon certification by the Servicer of such amounts; provided, however, that the Servicer must provide such certification prior to the Determination Date immediately following such mistaken deposit, posting or returned check or costs and expenses, as applicable.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c) In accordance with the Servicing Agreement, upon written direction from the Servicer, the Agent shall, if such direction is received on or prior to each Determination Date, withdraw from the Collection Account and remit to the Servicer, amounts specified by the Servicer as required to be paid by the Borrower before the next Payment Date in respect of sales, use and property taxes.

(d) In accordance with Section 6.01(b) hereof, upon written direction from the Servicer, the Agent shall withdraw the partial Voluntary Prepayment from the Collection Account on the related Voluntary Prepayment Date and distribute the same in accordance with such written direction.

(e) In accordance with the Account Control Agreement, to the extent that the balances on deposit in the Lockbox Account are insufficient to reimburse the Lockbox Bank for any returned items or settlement items, upon demand from the Lockbox Bank of the reimbursement amount (with confirmation from the Servicer), the Agent shall, upon written direction from the Servicer, withdraw from the Collection Account and remit to the Lockbox Bank the lesser of collected funds that are cleared funds on deposit in the Collection Account and such reimbursement amount.

(f) All amounts payable to the Lender by the Borrower shall be paid to the Lender Account in accordance with the Priority of Payments. All amounts received in the Lender Account shall be deemed to have discharged the Borrower’s obligations to the Lender pro tanto dollar for dollar to the extent such amounts were so paid into the Lender Account.

Section 5.07. Distribution of Funds in the Collection Account. On each Payment Date, Borrower Available Funds based solely on the information set forth in the related Monthly Servicer Report, shall be distributed by the Agent in the following order and priority of payments (the “Priority of Payments”):

(i) sequentially (a) to the Agent (1) the Agent Fee and (2)(x) any accrued and unpaid Agent Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Agent incurred and not reimbursed in connection with its obligations and duties under this Loan Agreement and the other Transaction Documents; (b) to the Indenture Trustee (1) the Indenture Trustee Fee and (2)(x) any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Indenture Trustee incurred and not reimbursed in connection with its obligations and duties under the Capital Markets Documents plus (z) other expenses of the Capital Markets Issuer; and (c) to the Back-Up Servicer and the Transition Manager (1) the Back-Up Servicing and Transition Manager Fee and (2)(x) any accrued and unpaid Back-Up Servicing and Transition Manager Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Back-Up Servicer and Transition Manager incurred and not reimbursed in connection with

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

its obligations and duties under this Loan Agreement and the other Transaction Documents; and (3) any accrued and unpaid transition costs, in each case, pursuant to the Transaction Documents; provided that the aggregate payments to the Agent, the Indenture Trustee, the Back-Up Servicer and the Transition Manager as reimbursement for clauses (a)(2)(y), (b)(2)(y) and (c)(2)(y) above shall be limited to $[***] per calendar year so long as an Event of Default of the type described in Section 9.01(a), Section 9.01(b), Section 9.01(c), or Section 9.01(i) has not occurred and is not continuing pursuant to this Loan Agreement; provided, further that the aggregate payments to the Back-Up Servicer and the Transition Manager as reimbursement for clause (3) above shall be limited to $[***] per transition occurrence and $[***] in the aggregate; and provided, further, that the aggregate expenses of the Issuer in clause (b)(2)(z) will be limited to $[***] per calendar year;

(ii) on a pari passu basis (a) to the Manager (1) the Manager Fee for such Payment Date and (2) any accrued and unpaid Manager Fees with respect to prior Payment Dates and (b) to the Servicer (1) the Servicer Fee for such Payment Date and (2) any accrued and unpaid Servicer Fees with respect to prior Payment Dates;

(iii) to the Custodian (a) the Custodian Fee and (b)(x) any accrued and unpaid Custodian Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Custodian incurred and not reimbursed in connection with its obligations and duties under this Loan Agreement and the other Transaction Documents; provided that the aggregate payments to the Custodian as reimbursement for clause (b)(y) above shall be limited to $[***] per calendar year so long as an Event of Default has not occurred and is not continuing pursuant to this Loan Agreement;

(iv) to the Guarantor (a) the Monthly Risk-Based Charge for such Payment Date and any accrued and unpaid Monthly Risk-Based Charge with respect to prior Payment Dates and (b)(x) any other accrued and unpaid fees payable to it by the Borrower plus (y) out-of-pocket expenses of the Guarantor incurred and not reimbursed in connection with its obligations and duties under the Transaction Documents; provided that the aggregate payments to the Guarantor as reimbursement for clause (b)(y) above shall be limited to $[***] per calendar year so long as an Event of Default has not occurred and is not continuing pursuant to this Loan Agreement and so long as Guarantor Reimbursable Amounts do not exceed $[***];

(v) to the Lender Account, on a pro rata basis, the Interest Distribution Amount in respect of Component 1 and Component 2 for such Payment Date;

(vi) to the Manager, an amount equal to the sum of the cost of purchasing any replacement Inverters or BESS Systems that do not have the benefit of a Manufacturer Warranty, to the extent such costs are incurred by the Manager but not reimbursed from the Equipment Replacement Reserve Account;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(vii) to the Equipment Replacement Reserve Account, the Equipment Replacement Reserve Deposit, if any;

(viii) on a pari passu basis (a) to the Lender Account in respect of the Outstanding Component 2 Balance, the Component 2 Principal Distribution Amount for such Payment Date until the Outstanding Component 2 Balance is reduced to $[***] and (b) to the Lender and to the Guarantor, the Component 1/DOE Component Principal Distribution Amount for such Payment Date, to be applied sequentially as follows: (1) first, to the Lender Account in respect of the Outstanding Component 1 Balance, until the Outstanding Component 1 Balance is reduced to $[***] and (2) second, to the Guarantor in respect of the Outstanding DOE Component Balance, until the Outstanding DOE Component Balance is reduced to $[***];

(ix) to the Guarantor sequentially as follows: (a) first, the Interest Distribution Amount in respect of the DOE Component for such Payment Date, (b) second, reimbursement of any amounts paid by the Guarantor under the Guarantee Issuance Agreement in respect of Guaranteed Interest Amounts and (c) third, to the extent permitted by Applicable Law, interest on such amounts paid in respect of Guaranteed Interest Amounts at the DOE Component Rate;

(x) to the Reserve Account, the amount, if any, necessary to increase the balance thereof to the Reserve Account Required Balance for such Payment Date;

(xi) on a pari passu basis, to the Agent, the Indenture Trustee, the Back-Up Servicer and the Transition Manager, any remaining accrued but unpaid indemnification, expenses, fees or other obligations owed to the Agent, the Indenture Trustee, the Back-Up Servicer and the Transition Manager not paid pursuant to clause (i) above, to be paid pro rata based upon the amounts due to each such Person;

(xii) to the Custodian, any remaining accrued but unpaid indemnification, expenses, fees or other obligations owed to the Custodian not paid pursuant to clause (iii) above;

(xiii) to the Guarantor, any remaining accrued but unpaid indemnification, expenses, fees or other obligations owed to the Guarantor not paid pursuant to clause (iv) above;

(xiv) on a pari passu basis: (a) to the Manager, Manager Extraordinary Expenses not previously paid, (b) to the Servicer, any Servicer Extraordinary Expenses not previously paid and (c) to the Sponsor, the ratable amount (based on the outstanding loan balance of each guaranteed loan then subject to the Loan Guarantee Agreement) any reimbursements for Ongoing Expenses, Extraordinary Expenses, and Maintenance Fees made to the Guarantor and not previously reimbursed;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xv) if the Outstanding DOE Component Balance is greater than $[***], to the Lender Account on a pro rata basis (based on the Initial Percentage Interest Distribution Methodology) all remaining Borrower Available Funds (a) in respect of the Outstanding Component 1 Balance until the Outstanding Component 1 Balance has been reduced to $[***] and (b) in respect of the Outstanding Component 2 Balance until the Outstanding Component 2 Balance has been reduced to $[***];

(xvi) if the Outstanding Loan Balance has been reduced to $[***], to the Lender Account, the Post-ARD Additional Interest Amounts and Deferred Post-ARD Additional Amounts for Component 1 and Component 2 due on such Payment Date, if any;

(xvii) to the Lender Account, in respect of Component 1 and Component 2, any Voluntary Prepayment, as applicable;

(xviii) to the Eligible Letter of Credit Bank or other party directed by the Manager (a) any fees and expenses related to the Letter of Credit and (b) any amounts which have been drawn under the Letter of Credit and any interest due thereon; and

(xix) all remaining Borrower Available Funds (a) if an Equity Distribution Certificate has been delivered to the Guarantor and the Agent, to the Lender Account on behalf of the Lender and (b) if an Equity Distribution Certificate has not been delivered to the Guarantor and the Agent, to remain in the Collection Account to be used as Borrower Available Funds on the immediately succeeding Payment Date.

Section 5.08. Equity Contribution. (a) Sunnova Energy may, in its sole and absolute discretion, remit amounts to the Collection Account to be paid by the Borrower pursuant to the Priority of Payments; provided that (i) such deposits shall not exceed, cumulatively and in the aggregate for all Payment Dates, [***]% of the Initial Outstanding Loan Balance and (ii) no more than one such remittance may be made in any twelve month period (each such payment by Sunnova Energy, a “Permitted Equity Contribution Amount”). In the event that Sunnova Energy elects to make a Permitted Equity Contribution Amount, Sunnova Energy shall notify the Borrower, the Agent, the Lender, the Guarantor, the Capital Markets Issuer, the Indenture Trustee and the Servicer of such election on or prior to the date that is not later than three Business Days prior to the related Determination Date.

(b) In connection with a Permitted Refinancing of the ABS Notes where the Loan shall remain outstanding, Sunnova Energy may, in its sole and absolute discretion, remit such amounts under the Indenture to the Capital Markets Issuer as are required to discharge in full all obligations under the ABS Notes.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 5.09. Tax Withholding. In the event that any withholding Tax is imposed on the Borrower’s payment (or allocations of income) to the Lender, such withholding Tax shall reduce the amount otherwise distributable to the Lender in accordance with this Loan Agreement. The Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Lender sufficient funds for the payment of any withholding Tax that is legally owed by the Borrower as instructed by the Servicer, in writing in a Monthly Servicer Report (but such authorization shall not prevent the Agent from contesting at the expense of the Lender any such withholding Tax in appropriate Proceedings, and withholding payment of such withholding Tax, if permitted by law, pending the outcome of such Proceedings). The amount of any withholding Tax imposed with respect to the Lender shall be treated as cash distributed to the Lender at the time it is withheld by the Borrower or the Agent (at the direction of the Servicer or the Borrower) and remitted to the appropriate taxing authority. If there is a withholding Tax payable with respect to a distribution, the Agent may in its sole discretion withhold such amounts in accordance with this Section 5.09. In the event that the Lender wishes to apply for a refund of any such withholding Tax, the Agent shall reasonably cooperate with the Lender in making such claim so long as the Lender agrees to reimburse the Agent for any out-of-pocket expenses incurred.

The Lender by its acceptance of a Loan Note or an interest in a Loan Note, will be deemed to have agreed to provide the Agent or the Borrower, upon request, with the Lender Tax Identification Information, and such other information as the Agent or Borrower may reasonably request. The Lender shall update or replace its previously provided Lender Tax Identification Information promptly if requested by the Agent or Borrower; provided that nothing herein shall require the Agent or Borrower to make such request.

Section 5.10. Statements to Lender; Tax Returns. Within the time period required by Applicable Law after the end of each calendar year, the Borrower shall cause the Agent to furnish to the Lender the information required by the Code, if any, to enable the Lender to prepare its U.S. federal and state income Tax Returns. The obligation of the Agent set forth in this Section 5.10 shall be deemed to have been satisfied to the extent that information shall be provided by the Agent, in the form of Form 1099 or other comparable form, pursuant to any requirements of the Code. The Borrower shall cause Sunnova Management, at Sunnova Management’s expense, to cause a firm of Independent Accountants to prepare any Tax Returns required to be filed by the Borrower. The Agent, upon reasonable written request, shall furnish the Borrower with all such information in the possession of the Agent as may be reasonably required in connection with the preparation of any Tax Return of the Borrower.

Section 5.11. Reports by Agent. Within five Business Days after the end of each Collection Period, the Agent shall provide or make available electronically (or upon written request, by first class mail or email) to the Servicer and the Guarantor a written report (electronic means shall be sufficient) setting forth the amounts in the Collection Account, the Reserve Account, the Section 25D Interest Account and the Equipment Replacement Reserve Account and the identity of the investments included therein, as applicable. Without limiting the generality of the foregoing, the Agent shall, upon the written request of the Servicer or the Guarantor, promptly transmit or make available electronically to the Servicer and the Guarantor (or its or their duly authorized representatives or agents, as the case may be), copies of all accountings of, and information with respect to, the Collection Account, the Reserve Account, the Section 25D Interest Account and the Equipment Replacement Reserve Account, investments thereof, as applicable, and payments thereto and therefrom.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 5.12. Final Balances. On the Termination Date, all moneys remaining in all Accounts (other than the Lockbox Account and the Lender Account), shall be, subject to applicable escheatment laws, remitted to, or at the direction of, the Borrower, and after the return of such funds (or disposition thereof pursuant to applicable escheatment laws), the Agent shall have no liability with respect to such funds, and the Lender should look solely only to the Borrower for such amounts.

Section 5.13. [Reserved].

Section 5.14. The Guarantee Issuance Agreement. Subject to any automatic adjustments to Guarantee Demand Requests made pursuant to Section 2.05, the following shall apply to the Guarantee Issuance Agreement:

(a) Interest Demands. If Borrower Available Funds for any Payment Date and the Maturity Date are insufficient to pay Interest Distribution Amounts that are due and payable on such Payment Date in respect of Component 1 or Component 2 (after giving effect to any amounts transferred from the Reserve Account to the Collection Account), the Agent shall prior to 12:00 p.m. (New York City time) on the third Business Day prior to such Payment Date, issue a Guarantee Demand Request, as provided by the Borrower (or the Servicer on behalf of the Borrower), to the Guarantor pursuant to the procedures set forth in Sections 9.1 and 9.2 of the Guarantee Issuance Agreement in an amount equal to the Guaranteed Amounts entitled to be demanded thereunder as a result of such insufficiency. Such demands will request that Guaranteed Amounts be remitted to the Guarantor Payment Account for the benefit of the Lender. To the extent the Agent receives the proceeds of such request from the Guarantor, the Agent shall remit such amounts directly to the Guarantor Payment Account.

(b) Component 1 Parity Principal Payment Demands. If, after giving effect to the application of Borrower Available Funds for any Payment Date, the Component 1 Parity Ratio is greater than [***]%, the Agent shall, prior to 12:00 p.m. (New York City time) on the third Business Day prior to such Payment Date, issue a Guarantee Demand Request, as provided by the Borrower (or the Servicer on behalf of the Borrower), to the Guarantor pursuant to the procedures set forth in Sections 9.1 and 9.2 of the Guarantee Issuance Agreement in an amount equal to the Component 1 Parity Principal Payment due thereunder. Such demands will request that Guaranteed Amounts be remitted to the Guarantor Payment Account for the benefit of the Lender. To the extent the Agent receives the proceeds of such request to the Guarantor, the Agent shall remit such amounts directly to the Guarantor Payment Account.

(c) Final Drawing. If, on the Maturity Date or after an acceleration of the Loan, the Outstanding Component 1 Balance is greater than $[***], the Agent shall, no later than 12:00 p.m. (New York City time) on the third Business Day prior to such Payment Date, issue a Guarantee Demand Request, as provided by the Borrower (or the Servicer on behalf of the Borrower), to the Guarantor under Sections 9.1 and 9.2 of the Guarantee Issuance Agreement in an amount equal to the unpaid balance of thereof. Such demands will request that Guaranteed Amounts be remitted to the Guarantor Payment Account for the benefit of the Lender. To the extent the Agent receives the proceeds of such request to the Guarantor, the Agent shall remit such amounts directly to the Guarantor Payment Account.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(d) Discharge of Borrower Obligations. All amounts received in the Guarantor Payment Account pursuant to this Section 5.14 shall be deemed to have discharged the Borrower’s obligations to the Lender pro tanto dollar for dollar to the extent such amounts were so paid into the Guarantor Payment Account.

(e) Application of Guaranteed Interest Amounts Deemed Paid. Guaranteed Interest Amounts deemed to be paid by the Guarantor on any Payment Date will be applied in the following order of priority: (i) first, in satisfaction of any Borrower shortfalls in the Interest Distribution Amount with respect to Component 1 on such Payment Date (such amount in this clause (i), “Guaranteed Interest Amounts (Component 1)”) and (ii) second, any remaining amounts (the “Guaranteed Excess Interest Amounts”) as a pro rata payment of principal on Component 1 and Component 2 (based on the Initial Percentage Interest Distribution Methodology) on such Payment Date, in each case after giving effect to the Priority of Payments.

ARTICLE VI

VOLUNTARY PREPAYMENT OF LOAN AND RELEASE OF COLLATERAL

Section 6.01. Voluntary Prepayment. (a) Prior to the Maturity Date, the Borrower may, in its sole discretion, prepay the Loan (such prepayment, a “Voluntary Prepayment”), in whole or in part on any Business Day following the end of the Prepayment Lockout Period (such date, the “Voluntary Prepayment Date”). Any such Voluntary Prepayment is required to be made on no less than ten (10) days’ prior notice (or such shorter period, but not less than two Business Days, as is necessary to cure an Event of Default) by the Borrower sending the Notice of Voluntary Prepayment to the Agent, the Guarantor and the Servicer describing the Borrower’s election to prepay the Loan or portion thereof in the form attached hereto as Exhibit C. The Borrower may not prepay the Loan during the Prepayment Lockout Period.

(b) With respect to any Voluntary Prepayment in part, on or prior to the related Voluntary Prepayment Date, the Borrower shall deposit into the Collection Account, an amount equal to the sum of (i) the amount of outstanding principal of the Loan being prepaid and (ii) all accrued and unpaid interest thereon. Such partial Voluntary Prepayment shall be distributed by the Agent, based on the Monthly Servicer Report, on the related Voluntary Prepayment Date pro rata between (i) Component 1 and the DOE Component and (ii) Component 2. With respect to clause (i) of the immediately preceding sentence, such partial Voluntary Prepayment shall be distributed (A) first, to the Lender Account in respect of the Outstanding Component 1 Balance until the Outstanding Component 1 Balance is reduced to $[***] and (B) second, to the Guarantor in respect of the Outstanding DOE Component Balance until the Outstanding DOE Component Balance is reduced to $[***].

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c) With respect to a Voluntary Prepayment of the Loan in full, on or prior to the related Voluntary Prepayment Date, the Borrower shall be required to deposit into the Collection Account an amount equal to (i) the sum of (A) the Outstanding Loan Balance, (B) all accrued and unpaid interest thereon, (C) Post-ARD Additional Interest Amounts, if any, and (D) all amounts owed to the Guarantor, the Agent, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager and any other parties to the Loan Documents, minus (ii) the sum of the amounts then on deposit in the Reserve Account, the Section 25D Interest Account and the Equipment Replacement Reserve Account. The Agent shall make distributions on the related Voluntary Prepayment Date in accordance with the Priority of Payments (without giving effect to clauses (vi) through (x) thereof) and solely as specified in the related Voluntary Prepayment Servicer Report and to the extent the Outstanding Loan Balance is prepaid and all other obligations of the Borrower under the Loan Documents have been paid, release any remaining assets in the Collateral to, or at the direction of, the Borrower.

(d) If the Borrower elects to rescind the Voluntary Prepayment, it must give written notice to the Agent and the Guarantor of such determination at least two Business Days prior to the Voluntary Prepayment Date. If a Voluntary Prepayment of the Loan has been rescinded pursuant to this Section 6.01(d), the Agent shall provide notice of such rescission to the Lender with copies to the Guarantor, the Borrower, the Capital Markets Issuer, the Indenture Trustee, Sunnova Energy, the Depositor, the Rating Agency and Fitch.

(e) No Voluntary Prepayment in full may be effected hereunder unless the Capital Markets Issuer (if any) has simultaneously exercised a voluntary prepayment under the related Indenture.

(f) No Voluntary Prepayment in full or in part may be effected unless the Capital Markets Issuer (if any) has deposited into the Lender Account any amounts payable by the Capital Markets Issuer in connection with such prepayment that are not correspondingly payable by the Borrower in respect of the Loan.

Section 6.02. Notice of Voluntary Prepayment. Any Notice of Voluntary Prepayment received by the Agent from the Borrower shall be made available by the Agent not less than ten (10) days (or such shorter period in the case of an actual or potential Event of Default) and not more than thirty days prior to the date fixed for prepayment to the Lender with copies to the Borrower, the Capital Markets Issuer, the Guarantor, Sunnova Energy, the Servicer and the Rating Agency. Failure to make such Notice of Voluntary Prepayment available to any such Person, or any defect therein, shall not affect the validity of any Proceedings for the prepayment of the Loan. If a Voluntary Prepayment has been rescinded pursuant to Section 6.01(d), and to the extent the Agent had made notice of the Voluntary Prepayment available, the Agent shall make available notice of such rescission to the Lender with copies to the Borrower, the Capital Markets Issuer, the Guarantor, Sunnova Energy, the Servicer and the Rating Agency. Any notice made available as provided in this Section shall be conclusively presumed to have been duly given, whether or not the intended recipient accesses the notice.

Section 6.03. [Reserved.].

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 6.04. Release of Collateral. (a) The Agent shall, on or promptly after the Termination Date, release any remaining portion of the Collateral from the Lien created by this Agreement and shall deposit into the Collection Account any funds then on deposit in any other Account. The Agent shall release property from the Lien created by this Loan Agreement pursuant to this Section 6.04(a) only upon receipt by the Agent of a Borrower Order accompanied by Officer’s Certificate and an Opinion of Counsel.

(b) The Lien created by this Loan Agreement on any (i) Defective Solar Loan shall automatically be released when the Depositor or the Performance Guarantor, as applicable, repurchases such Defective Solar Loan pursuant to the Contribution Agreement or the Performance Guaranty, as applicable, or (ii) Defaulted Solar Loan shall automatically be released when the Depositor or the Performance Guarantor, as applicable, repurchases such Defaulted Solar Loan pursuant to the Contribution Agreement or the Performance Guaranty, as applicable, in each case upon (A) a payment by the Depositor or the Performance Guarantor, as the case may be, of the Repurchase Price of such Solar Loan and the deposit of such payment into the Collection Account and (B) receipt by the Agent of an Officer’s Certificate of the Depositor or Performance Guarantor, as the case may be, certifying: (1) as to the identity of the Solar Loan to be released, (2) that the amount deposited into the Collection Account with respect thereto equals the Repurchase Price of such Solar Loan and (3) that all conditions in the Loan Documents with respect to the release of such Solar Loan from the Lien of this Loan Agreement have been met.

(c) The Lien created by this Loan Agreement on any Replaced Solar Loan shall automatically be released upon (i) a payment by the Depositor of any Substitution Shortfall Amount and Section 25D Interest Amount, if any, due with respect to such Replaced Solar Loan and the deposit of such payment into the Collection Account or the Section 25D Interest Account, as applicable, (ii) the Borrower’s acquisition of the related Qualified Substitute Solar Loan(s) in accordance with the Contribution Agreement, and (iii) receipt by the Agent of an Officer’s Certificate of the Depositor certifying: (A) as to the identity of the Replaced Solar Loan(s) to be released, (B) that the amount, if any, deposited into the Collection Account with respect thereto equals the Substitution Shortfall Amount required to be deposited, (C) that the amount, if any, deposited into the Section 25D Interest Account with respect thereto equals the Section 25D Interest Amount for the related Qualified Substitute Solar Loan(s) required to be deposited and (D) that all conditions in the Loan Documents with respect to the release of such Replaced Solar Loan(s) from the Lien of this Loan Agreement have been met.

(d) The Lien created by this Loan Agreement on any Solar Loan shall automatically be released upon (i) deposit into the Collection Account of the amount payable by a Consumer Obligor pursuant to its Customer Contract in connection with a prepayment in whole of such Customer Contract, and (ii) receipt by the Agent of an Officer’s Certificate of the Manager certifying: (A) as to the identity of the Solar Loan to be released, (B) that the amount deposited in the Collection Account with respect thereto equals the purchase price of such Solar Loan under the related Customer Contract and (C) that all conditions in the Loan Documents with respect to the release of such Solar Loan from the Lien of this Loan Agreement have been met.

(e) Upon release of the Lien created by this Loan Agreement in accordance with subsections (b), (c) or (d), the Agent shall release the applicable asset for all purposes and deliver to or upon the order of the Borrower (or to or upon the order of the Depositor if it has satisfied its respective obligations under Sections 7(a) or 7(b) of the Contribution Agreement with respect to a

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Solar Loan) the applicable Solar Loan and the related Custodian File. Upon the order of the Borrower, the Agent shall authorize a UCC financing statement prepared by the Servicer evidencing such release. The Servicer shall file any such authorized UCC financing statements. Upon any such release of any Solar Loan, the Borrower shall cause the Servicer to update the Schedule of Solar Loans to remove such released Solar Loan from the Schedule of Solar Loans and deliver such updated Schedule of Solar Loans to the Agent, the Guarantor and Lender.

ARTICLE VII

THE AGENT

Section 7.01. Appointment of Agent. Each of the Lender and the Guarantor hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. Anything contained herein to the contrary notwithstanding, none of the Lender, the Agent or the Guarantor shall have any right individually to realize upon any of the Collateral hereunder, it being understood and agreed that all powers, rights and remedies hereunder with respect to the Collateral shall be exercised solely by the Agent for the benefit of the Secured Parties at the direction of the Controlling Party.

Section 7.02. Duties of Agent. (a) If a Responsible Officer of the Agent has received notice pursuant to Section 7.03(a), or a Responsible Officer of the Agent shall otherwise have actual knowledge that an Event of Default has occurred and is continuing, the Agent shall exercise such of the rights and powers vested in it by this Loan Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(b) Except during the occurrence and continuance of such an Event of Default:

(i) The Agent need perform only those duties that are specifically set forth in this Loan Agreement and any other Loan Document to which it is a party and no others and no implied covenants or obligations of the Agent shall be read into this Loan Agreement or any other Loan Document.

(ii) In the absence of negligence or bad faith on its part, the Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Loan Agreement or any other Loan Document. The Agent shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Loan Agreement or any other Loan Document but the Agent shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c) No provision of this Loan Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) This paragraph (c) does not limit the effect of subsection (b) of this Section 7.02.

(ii) The Agent shall not be liable in its individual capacity for any action taken, or error of judgment made, in good faith by a Responsible Officer or other officers of the Agent, unless it is proved that the Agent was negligent in ascertaining the pertinent facts.

(iii) The Agent shall not be personally liable with respect to any action it takes, suffers or omits to take in good faith in accordance with a direction received by it from the Lender in accordance with this Loan Agreement or any other Loan Document or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Loan Agreement or any other Loan Document, in each case unless it is proved that the Agent was negligent in ascertaining the pertinent facts.

(iv) The Agent shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any Lien on the Collateral or in any item comprising the Conveyed Property.

(d) No provision of this Loan Agreement or any other Loan Document shall require the Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

(e) The provisions of subsections (a), (b), (c) and (d) of this Section 7.02 shall apply to any co-agent or separate agent appointed by the Borrower and the Agent pursuant to Section 7.13.

(f) The Agent shall not in any way be held liable by reason of any insufficiency in any Account held by the Agent resulting from any loss experienced on any item comprising the Conveyed Property except as a result of the Agent’s gross negligence or willful misconduct.

(g) In no event shall the Agent be required to take any action that conflicts with Applicable Law, any of the provisions of this Loan Agreement or any other Loan Document or with the Agent’s duties hereunder or that adversely affect its rights and immunities hereunder.

(h) In no event shall the Agent have any obligations or duties under or have any liabilities whatsoever to the Lender under ERISA.

(i) In no event shall the Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities; it being understood that the Agent shall resume performance as soon as practicable under the circumstances.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(j) With respect to all Solar Loans and any related part of the Collateral released from the Lien of this Loan Agreement, the Agent shall assign, without recourse, representation or warranty, to the appropriate Person as directed by the Borrower in writing, prior to the Termination Date, all the Agent’s right, title and interest in and to such assets, such assignment being in the form as prepared by the Servicer or the Borrower and acceptable to the Agent. Such Person shall thereupon own such Solar Loan and related rights appurtenant thereto free of any further obligation to the Agent or the Lender with respect thereto. The Servicer or the Borrower shall also prepare and the Agent shall, upon written direction of the Borrower, also execute and deliver all such other instruments or documents as shall be reasonably requested by any such Person to be required or appropriate to effect a valid transfer of title to a Solar Loan and the related assets.

(k) In the event that the Agent receives notice from the Custodian that the Electronic Vault Agreement will be terminated, the Agent shall make such notice available to the Lender and the Guarantor and take action in response to such notice as directed in writing by the Controlling Party, provided, however, if the Controlling Party fails to provide written direction to the Agent within five (5) days of such notice and no provision has been made for a substitute electronic vault agreement to replace the Electronic Vault Agreement on terms that would not have a material adverse effect on the Lender’s interest in the Customer Contracts, as determined by an Opinion of Counsel, the Agent shall direct the Custodian to implement a “paper out” process to convert all Customer Contracts and any other electronic chattel paper held in the Electronic Vault into non-original paper copies of such chattel paper and to destroy the original electronic records evidencing such chattel paper, and such paper copies of the Customer Contracts and other records shall be delivered to the Custodian. All expenses incurred in connection with such process shall be treated as expenses of the initial Servicer.

Section 7.03. Manager Termination Event, Servicer Termination Event, or Event of Default. (a) The Agent shall not be required to take notice of or be deemed to have notice or knowledge of any default, Default, Manager Termination Event, Servicer Termination Event, Event of Default, event or information, or be required to act upon any default, Default, Manager Termination Event, Servicer Termination Event, Event of Default, event or information (including the sending of any notice) unless a Responsible Officer of the Agent is specifically notified in writing at the address set forth in Section 12.04 or until a Responsible Officer of the Agent shall have acquired actual knowledge of a default, a Default, a Manager Termination Event, a Servicer Termination Event, an Event of Default, an event or information and shall have no duty to take any action to determine whether any such default, Default, Manager Termination Event, Servicer Termination Event, Event of Default, or event has occurred. In the absence of receipt of such notice or actual knowledge, the Agent may conclusively assume that there is no such default, Default, Event of Default, Servicer Termination Event, Manager Termination Event or event. If written notice of the existence of a default, a Default, an Event of Default, a Manager Termination Event, a Servicer Termination Event, an event or information has been delivered to a Responsible Officer of the Agent or a Responsible Officer of the Agent has actual knowledge thereof, the Agent shall promptly provide paper or electronic notice thereof to the Borrower, the Transition Manager, the Back-Up Servicer, the Rating Agency and the Lender, but in any event, no later than five days after such knowledge or notice occurs.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b) In the event the Servicer does not make available to the Rating Agency all reports of the Servicer and all reports to the Lender, upon request of the Rating Agency, the Agent shall make available promptly after such request, copies of such Servicer reports as are in the Agent’s possession to the Rating Agency and the Lender.

Section 7.04. Rights of Agent. (a) The Agent may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Agent need not investigate any fact or matter stated in any document. The Agent need not investigate or re-calculate, evaluate, certify, verify or independently determine the accuracy of any numerical information, report, certificate, information, statement, representation or warranty or any fact or matter stated in any such document and may conclusively rely as to the truth of the statements and the accuracy of the information therein.

(b) Before the Agent takes any action or refrains from taking any action under this Loan Agreement or any other Loan Document, it may require an Officer’s Certificate or an Opinion of Counsel, the costs of which (including the Agent’s reasonable and documented attorney’s fees and expenses) shall be paid by the party requesting that the Agent act or refrain from acting. The Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel.

(c) The Agent shall not be personally liable for any action it takes or omits to take or any action or inaction it believes in good faith to be authorized or within its rights or powers other than as a result of gross negligence or willful misconduct.

(d) The Agent shall not be bound to make any investigation into the facts of matters stated in any reports, certificates, payment instructions, opinion, notice, order or other paper or document unless requested in writing by the Controlling Party, and the Controlling Party has provided to the Agent indemnity satisfactory to it.

(e) The Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, affiliates or attorneys or a custodian or nominee, and the Agent shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by it hereunder with due care. The Agent may consult with counsel, accountants and other experts and the advice or opinion of counsel, accountants and other experts with respect to legal and other matters relating to any Loan Document shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with such advice or opinion of counsel.

(f) The Agent shall not be required to give any bond or surety with respect to the execution of this Loan Agreement or the powers granted hereunder.

(g) The Agent shall not be liable for any action or inaction of the Borrower, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, the Custodian, or any other party (or agent thereof) to this Loan Agreement or any Loan Document and may assume compliance by such parties with their obligations under this Loan Agreement or any other Loan Document, unless a Responsible Officer of the Agent shall have received written notice to the contrary at the Corporate Trust Office of the Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(h) The Agent shall be under no obligation to exercise any of the trusts or powers vested in it by this Loan Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the Controlling Party, pursuant to the provisions of this Loan Agreement, unless the Agent shall have been offered security or indemnity satisfactory to the Agent against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of the Agent’s counsel and agents) which may be incurred therein or thereby in accordance with Section 7.15.

(i) The Agent shall not have any duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.

(j) Delivery of any reports, information and documents to the Agent provided for herein or any other Loan Document is for informational purposes only (unless otherwise expressly stated), and the Agent’s receipt of such or otherwise publicly available information shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Servicer’s, the Manager’s or the Borrower’s compliance with any of its representations, warranties or covenants hereunder (as to which the Agent is entitled to rely exclusively on Officer’s Certificates). The Agent shall not have actual notice of any default or any other matter unless a Responsible Officer of the Agent receives actual written notice of such default or other matter.

(k) The Agent does not have any obligation to investigate any matter or exercise any powers vested under this Loan Agreement unless requested in writing by the Controlling Party or the Lender and the Agent has been provided an indemnity satisfactory to it in accordance with Section 7.15.

(l) Knowledge of the Agent shall not be attributed or imputed to Wilmington Trust’s other roles in the transaction and knowledge of the Back-Up Servicer or the Transition Manager shall not be attributed or imputed to each other or to the Agent (other than those where the roles are performed by the same group or division within Wilmington Trust or otherwise share the same Responsible Officers), or any affiliate, line of business, or other division of Wilmington Trust (and vice versa).

(m) The right of the Agent to perform any permissive or discretionary act enumerated in this Loan Agreement or any related document shall not be construed as a duty.

(n) None of the Agent, the Transition Manager or the Back-Up Servicer shall have a duty to conduct any investigation as to an actual or alleged breach of any representation or warranty, the occurrence of any condition requiring the repurchase of any Solar Loan by any Person pursuant to the Loan Documents, or the eligibility of any Solar Loan for purposes of the Loan Documents. For the avoidance of doubt, none of the Agent, the Transition Manager or the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Back-Up Servicer shall be responsible for determining whether a breach of the representations or warranties made by Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer or the Lender or relating to the eligibility criteria of the Solar Loans has occurred or whether any such breach materially and adversely affects the value of such Solar Loans or the interests therein of the Lender; provided, however, that upon actual knowledge or receiving notice of a breach of any of the representations and warranties relating to the eligibility criteria of the Solar Loans by a Responsible Officer of the Agent, the Transition Manager or the Back-Up Servicer, the Agent, the Transition Manager or the Back-Up Servicer, as applicable, shall give prompt written notice thereof to Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender and the Guarantor.

(o) The rights, benefits, protections, immunities and indemnities afforded to the Agent hereunder shall extend to the Agent (in any of its capacities) under any other Loan Document or related agreement as though set forth therein in their entirety mutatis mutandis.

(p) In no event shall the Agent, the Back-Up Servicer or the Transition Manager have any obligation to oversee or any liability or responsibility to monitor compliance with or enforce compliance with U.S. Risk Retention Rules or other rules or regulations relating to risk retention. In no event shall the Agent, the Back-Up Servicer of the Transition Manager be charged with knowledge of such rules or regulations, nor shall it be liable to any investor or other party for violation of such rules or regulations now or hereafter in effect.

(q) The Lender hereby directs the Agent to acknowledge the Performance Guaranty.

Section 7.05. Not Responsible for Recitals, Issuance of Loan Note or Application of Moneys as Directed. The recitals contained herein and in the Loan Note shall be taken as the statements of the Borrower, and the Agent assumes no responsibility for their correctness. The Agent makes no representations with respect to the Collateral or as to the validity or sufficiency of the Collateral or this Loan Agreement or any other Loan Document or of the Loan Note. the Agent shall not be accountable for the use or application by the Borrower of the proceeds of the Loan. Subject to Section 7.02(b), the Agent shall not be liable to any Person for any money paid to the Borrower upon a Borrower Order, Servicer instruction or order or direction provided in a Monthly Servicer Report contemplated by this Loan Agreement or any other Loan Document.

Section 7.06. Money Held in Trust. The Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Borrower and except to the extent of income or other gain on investments which are obligations of the Agent hereunder.

Section 7.07. Compensation and Reimbursement. (a) The Borrower agrees:

(i) to pay the Agent in accordance with and subject to the Priority of Payments, the Agent Fee. The Agent’s compensation shall not be limited by any law with respect to compensation of an agent of an express trust and the payments to the Agent provided by Article V hereto shall constitute payments due with respect to the applicable fee agreement or letter;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) in accordance with and subject to the Priority of Payments, to reimburse the Agent upon request for all reasonable and documented expenses and disbursements incurred or made by the Agent, the Back-Up Servicer and the Transition Manager in accordance with any provision of this Loan Agreement (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of in-house counsel); provided, however, in no event shall the Borrower pay or reimburse the Agent or the agents or counsel, including in-house counsel of either, for any expenses and disbursements incurred or made by the Agent in connection with any negligent action or negligent inaction on the part of the Agent; provided, further, that payments to the Agent for reimbursement for any such expenses shall be as set forth in clause (i) of the Priority of Payments;

(iii) to indemnify the Agent and its officers, directors, employees and agents for, and to hold them harmless against, any fee, loss, liability, damage, cost or expense (including reasonable and documented attorneys’ fees, costs and expenses and court costs) incurred without negligence or bad faith on the part of the Agent, to the extent such matters have been determined by a court of competent jurisdiction, arising out of, or in connection with, the acceptance or administration of this trust and its obligations under the Loan Documents, including, without limitation, the costs and expenses of defending itself against any claim, action or suit in connection with the exercise or performance of any of its powers or duties hereunder and defending itself against any claim, action or suit (including a successful defense, in whole or in part, of a breach of its standard of care) or bringing any claim, action or suit to enforce the indemnification or other obligations of the relevant transaction parties; provided, however, that:

(A) with respect to any such claim the Agent shall have given the Borrower, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Capital Markets Issuer, the Lender, the Depositor, the Guarantor, the Servicer and the Manager written notice thereof promptly after the Agent shall have actual knowledge thereof, provided, that failure to notify shall not relieve the parties of their obligations hereunder;

(B) notwithstanding anything to the contrary in this Section 7.07(a)(iii), none of the Borrower, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Capital Markets Issuer, the Lender, the Depositor, the Guarantor, the Servicer or the Manager shall be liable for settlement of any such claim by the Agent entered into without the prior consent of the Borrower, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Capital Markets Issuer, the Lender, the Depositor, the Guarantor, the Servicer or the Manager, as the case may be, which consent shall not be unreasonably withheld or delayed; and

(C) the Agent, its officers, directors, employees and agents, as a group, shall be entitled to counsel separate from the Borrower, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Capital Markets Issuer, the Lender, the Depositor, the Guarantor, the Servicer and the Manager; to the extent the Borrower’s, Sunnova Intermediate Holdings’, Sunnova Hestia Holdings’, the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Capital Markets Issuer’s, the Lender’s, the Depositor’s, the Guarantor’s, the Servicer’s and the Manager’s interests are not adverse to the interests of the Agent, its officers, directors, employees or agents, the Agent may agree to be represented by the same counsel as the Borrower, Sunnova Intermediate Holdings, Sunnova Hestia Holdings, the Capital Markets Issuer, the Lender, the Depositor, the Guarantor, the Servicer and the Manager.

Such payment obligations and indemnification shall survive the resignation or removal of the Agent as well as the discharge, termination or assignment hereof. The Agent’s expenses are intended as expenses of administration.

Anything in this Loan Agreement to the contrary notwithstanding, in no event shall the Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) The Agent shall, on each Payment Date, in accordance with the Priority of Payments, as applicable, deduct payment of its fees and expenses hereunder from moneys in the Collection Account.

(c) The Borrower agrees to assume and to pay, and to indemnify, defend and hold harmless the Agent and the Lender from any Taxes which may at any time be asserted with respect to, and as of the date of, the Grant of the Collateral to the Agent, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but with respect to the Lender only, not including Taxes arising out of the creation or the issuance of the Loan Note or payments with respect thereto) and costs, expenses and reasonable counsel fees in defending against the same.

Section 7.08. Eligibility; Disqualification. The Agent shall always have a combined capital and surplus as stated in Section 7.09, and shall always be a bank or trust company with corporate trust powers organized under the laws of the United States or any State thereof which is a member of the Federal Reserve System and shall be rated at least investment grade by S&P.

Section 7.09. Agent Capital and Surplus. The Agent and/or its parent shall at all times have a combined capital and surplus of at least $100,000,000. If the Agent publishes annual reports of condition of the type described in Section 310(a)(2) of the Trust Indenture Act of 1939, as amended, its combined capital and surplus for purposes of this Section 7.09 shall be as set forth in the latest such report.

Section 7.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Section 7.10 shall become effective until the acceptance of appointment by the successor Agent under Section 7.11.

(b) The Agent may resign at any time by giving 30 days’ prior written notice thereof to the Borrower, the Capital Markets Issuer, the Lender, the Guarantor and the Servicer. If an instrument of acceptance by a successor Agent shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c) The Agent may be removed at any time by the Controlling Party upon 30 days’ prior written notice, delivered to the Agent, with copies to the Servicer, the Capital Markets Issuer, the Borrower and to the extent the Controlling Party is the Guarantor, the Lender.

(d) If at any time the Agent ceases to be eligible under Section 7.08 or Section 7.09 or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Agent or of its property shall be appointed, or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, with 30 days’ prior written notice, the Borrower, with the prior written consent of the Controlling Party, by a Borrower Order, may remove the Agent.

(e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Agent for any cause, the Borrower, with the prior written consent of the Controlling Party, by a Borrower Order, shall promptly appoint a successor Agent.

(f) If the Agent shall be removed pursuant to Sections 7.10(c) or (d) and no successor Agent shall have been appointed pursuant to Section 7.10(e) and accepted such appointment within 30 days of the date of removal, the removed Agent may petition any court of competent jurisdiction for appointment of a successor Agent acceptable to the Borrower and the Controlling Party.

(g) The Borrower shall give to the Rating Agency, the Lender and the Guarantor notice of each resignation and each removal of the Agent and each appointment of a successor Agent. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

(h) The provisions of this Section 7.10 shall apply to any co-agent or separate agent appointed by the Borrower and the Agent pursuant to Section 7.13.

Section 7.11. Acceptance of Appointment by Successor. (a) Every successor Agent appointed hereunder shall execute, acknowledge and deliver to the Borrower, the Lender, the Capital Markets Issuer, the Guarantor and the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Agent. Notwithstanding the foregoing, on request of the Borrower or the successor Agent, such retiring Agent shall, upon payment of its fees, expenses and other charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder. Upon request of any such successor Agent, the Borrower shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and trusts.

(b) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under Section 7.08 and Section 7.09.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c) Notwithstanding the replacement of the Agent, the obligations of the Borrower pursuant to Section 7.07(a)(iii) and (c) and the Agent’s protections under this Article VII shall continue for the benefit of the retiring Agent.

Section 7.12. Merger, Conversion, Consolidation or Succession to Business of Agent. Any corporation or national banking association into which the Agent may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or national banking association resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation, bank, trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Agent, shall be the successor of the Agent hereunder if such corporation, bank, trust company or national banking association shall be otherwise qualified and eligible under Section 7.08 and 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Agent shall provide the Rating Agency written notice of any such transaction.

Section 7.13. Co-Agent and Separate Agent. (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, for enforcement actions, and where a conflict of interest exists, the Agent shall have power to appoint and, upon the written request of the Agent, the Borrower shall for such purpose join with the Agent in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons that are approved by the Agent either to act as co-agent, jointly with the Agent, of such part of the Collateral, or to act as separate agent of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power of the Agent deemed necessary or desirable, in all respects subject to the other provisions of this Section 7.13. If the Borrower does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Agent alone shall have power to make such appointment. No notice to the Lender of the appointment of any co-agent or separate agent shall be required under this Loan Agreement. Notice of any such appointments shall be promptly given to the Rating Agency and the Guarantor by the Agent.

(b) Should any written instrument from the Borrower be required by any co-agent or separate agent so appointed for more fully confirming to such co-agent or separate agent such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Borrower.

(c) Every co-agent or separate agent shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

(i) The Loan Note shall be delivered and all rights, powers, duties and obligations hereunder with respect to the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Agent hereunder, shall be exercised solely by the Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Agent with respect to any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Agent and such co-agent or separate agent jointly, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Agent shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such co-agent or separate agents.

(iii) The Agent at any time, by an instrument in writing executed by it, may accept the resignation of, or remove, any co-agent or separate agent appointed under this Section 7.13. Upon the written request of the Agent, the Borrower shall join with the Agent in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-agent or separate agent so resigned or removed may be appointed in the manner provided in this Section 7.13.

(iv) No co-agent or separate agent appointed in accordance with this Section 7.13 hereunder shall be financially or otherwise liable by reason of any act or omission of the Agent, or any other such agent hereunder, and the Agent shall not be financially or otherwise liable by reason of any act or omission of any co-agent or separate agent hereunder.

(v) Any notice, request or other writing delivered to the Agent shall be deemed to have been delivered to each such co-agent or separate agent.

(vi) Any co-agent or separate agent may, at any time, constitute the Agent, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or with respect to this Loan Agreement on its behalf and in its name. The Agent shall not be responsible for any action or inaction of any such related co-agent or separate agent appointed in accordance with this Section 7.13. The Agent shall not have any responsibility or liability relating to the appointment of any separate or co-agent. Any such separate or co-agent shall not be deemed to be an agent of the Agent. If any co-agent or separate agent shall die, become incapable of acting, resign or be removed, all of its estate, properties, rights, remedies and trusts shall vest in and be exercised by the Agent, to the extent permitted by law, without the appointment of a new or successor agent.

Section 7.14. Books and Records. The Agent agrees to provide to the Lender and the Controlling Party the right during normal business hours upon two days’ prior notice in writing to inspect its books and records insofar as the books and records relate to the functions and duties of the Agent pursuant to this Loan Agreement.

Section 7.15. Control. Upon the Agent being adequately indemnified in writing to its satisfaction, the Controlling Party shall have the right to direct the Agent with respect to any action or inaction by the Agent hereunder, the exercise of any trust or power conferred on the Agent, or the conduct of any Proceeding for any remedy available to the Agent with respect to the Loan or the Collateral provided that:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a) such direction shall not be in conflict with any rule of law or with this Loan Agreement or expose the Agent to financial or other liability (for which it has not been adequately indemnified) or be unduly prejudicial to the Secured Parties not approving such direction;

(b) the Agent may take any other action deemed proper by the Agent which is not inconsistent with such direction; and

(c) except as expressly provided otherwise herein (but only with the prior written consent of or at the direction of the Controlling Party), the Agent shall have the authority to take any enforcement action which it reasonably deems to be necessary to enforce the provisions of this Loan Agreement.

Section 7.16. Suits for Enforcement. If an Event of Default of which a Responsible Officer of the Agent shall have actual knowledge, shall occur and be continuing, the Agent may, in its discretion and shall, at the direction of the Controlling Party (provided that the Agent is adequately indemnified in writing to its satisfaction in accordance with Section 7.15), proceed to protect and enforce its rights and the rights of the Secured Parties under this Loan Agreement by a Proceeding, whether for the specific performance of any covenant or agreement contained in this Loan Agreement or in aid of the execution of any power granted in this Loan Agreement or for the enforcement of any other legal, equitable or other remedy as the Agent, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Agent, any Lender or the Controlling Party, but in no event shall the Agent be liable for any failure to act in the absence of direction by the Controlling Party.

Section 7.17. Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with Applicable Laws, including those relating to the funding of terrorist activities and money laundering, the Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Agent. Accordingly, each of the parties agrees to provide to the Agent upon its request from time to time such identifying information and documentation as may be available to such party in order to enable the Agent to comply with Applicable Law.

Section 7.18. Authorization. The Agent is hereby authorized and directed to execute, deliver and perform its obligations under and make the representations contained in the Account Control Agreement on the Closing Date. The Lender, by its acceptance of the Loan Note, acknowledges and agrees that the Agent shall execute, deliver and perform its obligations under the Account Control Agreement and shall do so solely in its capacity as Agent and not in its individual capacity. Furthermore, the Lender, by its acceptance of the Loan Note acknowledges and agrees that the Agent shall have no obligation to take any action pursuant to the Account Control Agreement unless directed to do so by the Controlling Party.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Article VIII

[RESERVED]

ARTICLE IX

EVENT OF DEFAULT

Section 9.01. Events of Default. The occurrence of any of the following specified events shall constitute an event of default under this Loan Agreement (each, an “Event of Default”):

(a) a default in the payment of any Interest Distribution Amount (which, for the avoidance of doubt, does not include any Post-ARD Additional Interest Amounts, Deferred Post-ARD Additional Interest Amounts) on a Payment Date, which default shall not have been cured after three Business Days; provided that an Event of Default pursuant to this clause (a) shall not occur if the Guarantor shall have been deemed to have paid such amounts pursuant to the Guarantee Issuance Agreement and such amounts have not been reinstated in accordance with Section 2.05 hereof;

(b) a default in the payment in full of the Outstanding Loan Balance by the Maturity Date; provided that an Event of Default pursuant to this clause (b) shall not occur if the Guarantor shall have been deemed to have paid such amounts pursuant to the Guarantee Issuance Agreement and such amounts have not been reinstated in accordance with Section 2.05 hereof;

(c) an Insolvency Event shall have occurred with respect to the Borrower;

(d) the failure of the Borrower to observe or perform in any material respect any covenant or obligation of the Borrower set forth in this Loan Agreement (other than the failure to make any required payment with respect to the Loan), which has not been cured within 30 days from the date of receipt by the Borrower of written notice from the Guarantor, the Agent or the Lender of such breach or default, or the failure of the Borrower to deposit into the Collection Account all amounts required to be deposited therein by the required deposit date;

(e) any representation, warranty or statement of the Borrower (other than representations and warranties as to whether a Solar Loan is an Eligible Solar Loan) contained in the Loan Documents or any report, document or certificate delivered by the Borrower pursuant to the foregoing agreements shall prove to have been incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Guarantor, the Agent and the Lender by the Servicer, the Agent or the Lender, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured (which cure may be effected by payment of an indemnity claim) or waived by the Agent, acting at the direction of the Controlling Party;

(f) the failure for any reason of the Agent, on behalf of the Secured Parties, to have a first priority perfected Lien on the Collateral (subject to Permitted Liens) which is not stayed, released or otherwise cured within ten days of receipt of notice or the Servicer’s, the Manager’s or the Borrower’s knowledge thereof;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(g) the Borrower becomes subject to registration as an “investment company” under the 1940 Act;

(h) the Borrower becomes classified as an association, a publicly traded partnership or a taxable mortgage pool that, in each case, is taxable as a corporation for U.S. federal or state income tax purposes;

(i) there shall remain in force, undischarged, unsatisfied, and unstayed for more than 30 consecutive days, any final non-appealable judgment in the amount of $100,000 or more against the Borrower not covered by insurance or bond;

(j) any of the Loan Documents becomes invalid, illegal, void or unenforceable against the Borrower or ceases to be in full force and effect, except to the extent such event would not reasonably be expected to have a Material Adverse Effect; or

(k) failure of the Lender to directly own 100% (both by vote and value) of the Capital Stock of the Borrower.

In the case of an Event of Default, after the applicable grace period set forth in such subparagraphs, if any, the Agent shall give written notice to the Lender, the Guarantor, the Rating Agency, Fitch, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager and the Borrower that an Event of Default has occurred as of the date of such notice.

Section 9.02. Actions of Agent. If an Event of Default shall have occurred and be continuing hereunder, the Agent shall, at the direction of the Controlling Party, do one of the following:

(a) declare the entire unpaid principal amount of the Loan, all interest accrued and unpaid thereon and all other amounts payable under this Loan Agreement and the other Loan Documents to become immediately due and payable;

(b) either on its own or through an agent, take possession of and sell the Collateral pursuant to Section 9.15, provided, however, that neither the Agent nor any collateral agent may sell or otherwise liquidate the Collateral unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Loan for principal and accrued interest and the fees and all other amounts required to be paid pursuant to the Priority of Payments, as applicable, or (ii) so long as the Guarantee Issuance Agreement remains in effect and the Guarantor has made all required payments pursuant to the Guarantee Issuance Agreement, the Guarantor consents thereto;

(c) institute Proceedings for collection of amounts due on the Loan or under this Loan Agreement by automatic acceleration or otherwise, or if no such acceleration or collection efforts have been made, or if such acceleration or collection efforts have been made, but have been annulled or rescinded, the Agent may elect to take possession of the Collateral and collect or cause the collection of the proceeds thereof and apply such proceeds in accordance with the applicable provisions of this Loan Agreement;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(d) enforce any judgment obtained and collect any amounts adjudged from the Borrower;

(e) institute any Proceedings for the complete or partial foreclosure of the Lien created by the Agreement with respect to the Collateral; and

(f) protect the rights of the Agent and the Lender by taking any appropriate action including exercising any remedy of a secured party under the UCC or any other Applicable Law.

Notwithstanding the foregoing, upon the occurrence of an Event of Default of the type described in clause (c) of the definition thereof, the Outstanding Loan Balance, all interest accrued and unpaid thereon and all other amounts payable under the Agreement and the other Loan Documents shall automatically become immediately due and payable.

Section 9.03. Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding relative to the Borrower or any other obligor upon the Loan or the property of the Borrower or of such other obligor or their creditors, the Agent (irrespective of whether the Loan shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower for the payment of overdue principal or any interest or other amounts) shall, at the written direction of the Controlling Party, by intervention in such Insolvency Proceeding or otherwise,

(a) file and prove a claim for the whole amount owing and unpaid with respect to the Loan issued hereunder and file such other papers or documents as may be necessary or advisable in order to have the claims of the Agent (including any claim for the reasonable compensation, expenses and disbursements of the Agent, its agents and counsel) and of the Controlling Party and the Lender allowed in such Insolvency Proceeding; and

(b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Insolvency Proceeding is hereby authorized by the Controlling Party and the Lender to make such payments to the Agent and, in the event that the Agent shall, upon written direction from the Controlling Party, consent to the making of such payments directly to the Controlling Party and the Lender, to pay to the Agent any amount due to it for the reasonable compensation, expenses and disbursements of the Agent, its agents and counsel, and any other amounts due the Agent under Section 7.07.

Nothing herein contained shall be deemed to authorize the Agent to authorize and consent to or accept or adopt on behalf of the Controlling Party and the Lender any plan of reorganization, arrangement, adjustment, or composition affecting the Loan Note or the rights of the Controlling Party and the Lender, or to authorize the Agent to vote with respect to the claim of the Controlling Party and the Lender in any such Insolvency Proceeding.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.04. Agent May Enforce Claim Without Possession of the Loan Note. All rights of action and claims under this Loan Agreement or the Loan Note may be prosecuted and enforced by the Agent without the possession of the Loan Note or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Agent shall be brought in its own name as trustee for the benefit of the Secured Parties, and any recovery of judgment shall be applied first, to the payment of the reasonable compensation, expenses and disbursements of the Agent, its agents and counsel and any other amounts due the Agent under Section 7.07 (provided that, any indemnification by the Borrower under Section 7.07 shall be paid only in accordance with the Priority of Payments) and second, for the ratable benefit of the Secured Parties for all amounts due to such Secured Parties.

Section 9.05. Knowledge of Agent. Any references herein to the knowledge of the Agent shall mean and refer to actual knowledge of a Responsible Officer of the Agent.

Section 9.06. Application of Proceeds Upon Foreclosure. Proceeds received by the Agent in connection with a foreclosure on the Collateral shall be, based on the Monthly Servicer Report, distributed in accordance with the Priority of Payments (without giving effect to clauses (vi), (vii) and (x) thereof).

Section 9.07. Unconditional Right of the Lender to Receive Principal and Interest. The Lender and the Guarantor (to the extent any Guarantor Reimbursable Amounts exceed $[***]) shall have the right, which is absolute and unconditional, subject to the express terms of this Loan Agreement, to receive payment of principal and interest on the Loan, subject to the respective relative priorities provided for in this Loan Agreement, as such principal and interest becomes due and payable from the Collateral and to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired except as expressly permitted herein without the consent of the Controlling Party.

Section 9.08. Restoration of Rights and Remedies. If the Agent or the Controlling Party has instituted any Proceeding to enforce any right or remedy under this Loan Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Agent or to the Controlling Party, then, and in every case, the Borrower, the Agent and the Controlling Party shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Agent and the Controlling Party shall continue as though no such Proceeding had been instituted.

Section 9.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Agent or to the Controlling Party is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.10. Delay or Omission; Not Waiver. No delay or omission of the Agent or of any Secured Party to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article IX or by law to the Agent or any Secured Party may be exercised from time to time, and as often as may be deemed expedient, by the Agent or a Controlling Party, as the case may be.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.11. Control by the Controlling Party. Other than as set forth herein, the Controlling Party shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Agent or exercising any trust or power conferred on the Agent; provided that:

(a) such direction shall not be in conflict with any rule of law or with this Loan Agreement including;

(b) the Agent may take any other action deemed proper by the Agent which is not inconsistent with such direction; provided, however, that, subject to Section 7.02, the Agent need not take any action which a Responsible Officer of the Agent in good faith determines might involve it in liability (unless the Agent is furnished with the reasonable indemnity referred to in Section 9.11(c)); and

(c) the Agent has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith.

Section 9.12. Waiver of Certain Events by the Controlling Party. The Controlling Party on behalf of the Secured Parties may waive any past Default, Event of Default, Servicer Termination Event, or Manager Termination Event, and its consequences. Upon any such waiver, such Default, Event of Default, Servicer Termination Event or Manager Termination Event shall cease to exist, and any Default, Event of Default, Servicer Termination Event or Manager Termination Event or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Loan Agreement; but no such waiver shall extend to any subsequent or other Default, Event of Default, Servicer Termination Event or Manager Termination Event or impair any right consequent thereon.

Section 9.13. Undertaking for Costs. All parties to this Loan Agreement agree that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Loan Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as the Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 9.13 shall not apply to any suit instituted by the Agent or to any suit instituted by the Lender or the Guarantor for the enforcement of the payment of the principal of or interest on the Loan Note on or after the Maturity Date expressed in the Loan Note.

Section 9.14. Waiver of Stay or Extension Laws. The Borrower covenants (to the extent that it may lawfully do so) that it shall not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Loan Agreement; and the Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Agent, but shall suffer and permit the execution of every such power as though no such law had been enacted.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.15. Sale of Collateral. (a) The power to effect any sale of any portion of the Collateral pursuant to this Article IX shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the Collateral securing the Loan shall have been sold or all amounts payable on the Loan and under this Loan Agreement with respect thereto shall have been paid. The Agent, acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.

(b) The Agent shall not, in any private sale, sell to a third party the Collateral, or any portion thereof unless the Controlling Party directs the Agent, in writing, to make such sale or unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Loan for principal and accrued interest and the fees and all other amounts required to be paid pursuant the Priority of Payments or (ii) so long as the Guarantee Issuance Agreement remains in effect and the Guarantor has made all required payments pursuant to the Guarantee Issuance Agreement, the Guarantor consents thereto.

(c) The Agent, the Guarantor, the Lender and the Originator shall have the right to notice of and to bid for and acquire any portion of the Collateral in connection with a public or private sale thereof, and in lieu of paying cash therefor, such Person may make settlement for the purchase price by crediting against amounts owing on the Loan or other amounts owing to such Person secured by this Loan Agreement, that portion of the net proceeds of such sale to which such Person would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Agent, the Guarantor or the Lender in connection with such sale. The Loan Note need not be produced in order to complete any such sale, or in order for the net proceeds of such sale to be credited against the Loan. The Agent, the Guarantor, the Lender and the Originator may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

(d) The Agent shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a sale thereof. In addition, the Agent is hereby irrevocably appointed the agent and attorney-in-fact of the Borrower to transfer and convey its interest in any portion of the Collateral in connection with a sale thereof, pursuant to this Section 9.15, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Agent’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(e) The method, manner, time, place and terms of any sale of all or any portion of the Collateral shall be commercially reasonable and conducted in accordance with Applicable Law; provided that if the Agent, the Guarantor, the Lender or the Originator is the highest bidder for the Collateral or any portion thereof, the Agent shall sell such portion of the Collateral to such Person.

(f) In connection with any sale of any portion of the Collateral pursuant to this Article IX, the Guarantor may at its sole discretion (but shall not be required to) if requested by the holders of the ABS Notes corresponding to Component 2, instruct the Agent to transfer to the Lender (for further distribution to such holders) a representative

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

sample of Solar Loans with an aggregate Solar Loan Balance equal to the Initial Component 2 Percentage Interest of the Aggregate Solar Loan Balance in lieu of distributing cash proceeds of such sale to the Lender. The selection of a representative sample pursuant to this Section 9.15(f) shall be conducted by an Independent Accountant.

Section 9.16. Action on the Loan Note. The Agent’s right to seek and recover judgment on the Loan Note or under this Loan Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Loan Agreement. Neither the Lien of this Loan Agreement nor any rights or remedies of the Agent or the Lender shall be impaired by the recovery of any judgment by the Agent against the Borrower or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Borrower.

ARTICLE X

SUPPLEMENTAL LOAN AGREEMENTS

Section 10.01. Amendments Without Lender or Guarantor Approval. (a) Without the consent of the Lender or the Guarantor, the Borrower and the Agent, when authorized and directed by a Borrower Order, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Agent, for any of the following purposes; provided that (x) the Borrower shall have provided written notice to the Rating Agency, the Lender and the Guarantor five Business Days prior to the execution of any such amendment, (y) the Agent, the Lender and the Guarantor shall have received an Opinion of Counsel that such amendment is permitted under the terms of this Loan Agreement and that all conditions precedent to the execution of such modification have been satisfied and (z) the Agent, the Lender and the Guarantor shall have received a Tax Opinion:

(i) to correct, amplify or add to the description of any property at any time subject to the Lien of this Loan Agreement, or better to assure, convey and confirm unto the Agent any property subject or required to be subjected to the Lien of this Loan Agreement, or to subject to the Lien of this Loan Agreement additional property; provided that such action pursuant to this clause (i) shall not adversely affect the interests of the Secured Parties in any respect;

(ii) to evidence the succession of another Person in accordance with the terms hereof, and the assumption by any such successor of the obligations of the prior Person contained herein or the applicable Transaction Document;

(iii) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to conform the provisions herein to the descriptions set forth in an offering document delivered in connection with the Capital Markets Documents; provided that if the Guarantor provides notice (together with reasonably supported detail) to the Borrower and the Agent within five (5) Business Days of such notice that the Guarantor believes it or its interests would be adversely affected by the proposed amendment, such amendment shall require the Guarantor’s prior written consent (not be unreasonably withheld, conditioned or delayed);

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv) to add to the covenants of the Borrower or the Agent, for the benefit of the Secured Parties or to surrender any right or power herein conferred upon the Borrower; or

(v) to effect any matter specified in Section 10.05.

(b) Promptly after the execution by the Borrower and the Agent of any amendment or pursuant to this Section 10.01, the Borrower shall make available to the Lender, the Capital Markets Issuer, the Guarantor and the Rating Agency a copy of such amendment. Any failure of the Borrower to make available such copy shall not, however, in any way impair or affect the validity of any such amendment.

Section 10.02. Amendments with Consent of the Lender and the Guarantor. (a) With the prior written consent of the Lender and the Guarantor, prior written notice to the Rating Agency and receipt by the Agent of a Tax Opinion, the Borrower, the Lender, the Agent, when authorized and directed by a Borrower Order, and the Guarantor at any time and from time to time, may enter into an amendment hereto for a purpose other than those specified in Section 10.01.

(b) Promptly after the execution by the Borrower, the Lender, the Agent and the Guarantor of any amendment pursuant to this Section 10.02, the Borrower shall make available to the Capital Markets Issuer, the Rating Agency and Fitch a copy of such amendment. Any failure of the Borrower to make available such copy shall not, however, in any way impair or affect the validity of any such amendment.

Section 10.03. Execution of Amendments and Supplemental Loan Agreements. In executing any amendment permitted by this Article X or the modifications thereby of the trusts created by this Loan Agreement, the Agent shall be entitled to receive, and (subject to Section 7.02) shall be fully protected in relying upon, an Opinion of Counsel (i) describing that the execution of such amendment is authorized or permitted by this Loan Agreement and (ii) in accordance with Section 3.06 hereof. The Agent may, but shall not be obligated to, enter into any such amendment which affects the Agent’s own rights, duties or immunities under this Loan Agreement or otherwise.

Section 10.04. Effect of Amendments . Upon the execution of any amendment under this Article X, this Loan Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Loan Agreement for all purposes and the Borrower, the Lender, the Agent and the Guarantor shall be bound thereby.

Section 10.05. Agent to Act on Instructions. Notwithstanding any provision herein to the contrary (other than Section 10.02), in the event the Agent is uncertain as to the intention or application of any provision of this Loan Agreement or any other agreement to which it is a party, or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision thereof, or if this Loan Agreement or any other agreement to which it is a party permits or does not prohibit any determination by the Agent, or is silent or incomplete as to the course of action which the Agent is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Agent shall, at the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

expense of the Borrower, be entitled to request and rely upon the following: (a) written instructions of the Borrower directing the Agent to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Controlling Party and (b) prior written consent of the Controlling Party. In such case, the Agent shall have no liability to the Borrower or the Lender for, and the Borrower shall hold harmless the Agent from, any liability, costs or expenses arising from or relating to any action taken by the Agent acting upon such instructions, and the Agent shall have no responsibility to the Lender with respect to any such liability, costs or expenses. The Borrower shall provide a copy of such written instructions to the Rating Agency, Fitch and the Controlling Party.

ARTICLE XI

[RESERVED]

ARTICLE XII

MISCELLANEOUS

Section 12.01. Compliance Certificates and Opinions; Furnishing of Information. Upon any application or request by the Borrower to the Agent to take any action under any provision of this Loan Agreement (except with respect to ordinary course actions under this Loan Agreement and except as otherwise specifically provided in this Loan Agreement), the Borrower at the request of the Agent shall furnish to the Agent a certificate describing that all conditions precedent, if any, provided for in this Loan Agreement relating to the proposed action have been complied with and an Opinion of Counsel describing that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of certificates and Opinions of Counsel are specifically required by any provision of this Loan Agreement relating to such particular application or request, no additional certificate or Opinion of Counsel need be furnished.

Section 12.02. Form of Documents Delivered to the Agent. (a) If several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b) Any certificate or opinion of an Authorized Officer of the Borrower may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by outside counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of any relevant Person, describing that the information with respect to such factual matters is in the possession of such Person, unless such officer or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such counsel believes that such counsel and the Agent may reasonably rely upon the opinion of such other counsel.

(c) Where any Person is required to make, give or execute two or more applications, requests, consents, notices, statements, opinions or other instruments under this Loan Agreement, they may, but need not, be consolidated and form one instrument.

(d) Wherever in this Loan Agreement, in connection with any application or certificate or report to the Agent, it is provided that the Borrower, the Servicer or the Manager shall deliver any document as a condition of the granting of such application, or as evidence of the Borrower’s, the Servicer’s or the Manager’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such notice or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Borrower to have such application granted or to the sufficiency of such notice or report. The foregoing shall not, however, be construed to affect the Agent’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.02(b)(ii).

(e) Wherever in this Loan Agreement it is provided that the absence of the occurrence and continuation of a Default, an Event of Default, a Servicer Termination Event or a Manager Termination Event is a condition precedent to the taking of any action by the Agent at the request or direction of the Borrower, then notwithstanding that the satisfaction of such condition is a condition precedent to the Borrower’s or the Agent’s right to make such request or direction, the Agent shall be protected in acting in accordance with such request or direction if a Responsible Officer of the Agent does not have actual knowledge of the occurrence and continuation of such Default, Event of Default, Servicer Termination Event or Manager Termination Event.

Section 12.03. Acts of the Lender. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Loan Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent, and, where it is hereby expressly required, to the Borrower. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Lender signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Loan Agreement and (subject to Section 7.02) conclusive in favor of the Agent and the Borrower, if made in the manner provided in this Section 12.03.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a limited liability company or a partnership on behalf of such corporation, limited liability company or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Controlling Party shall bind the Lender upon the registration or transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done, omitted or suffered to be done by the Agent or the Borrower in reliance thereon, whether or not notation of such action is made upon the Loan Note.

Section 12.04. Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver or act of the Lender or other documents provided or permitted by this Loan Agreement to be made upon, given or furnished to, or filed with:(a) the Agent by the Lender or by the Borrower, shall be in writing and shall be delivered personally, mailed by first-class registered or certified mail, postage prepaid, by facsimile transmission or electronic transmission in PDF format or overnight delivery service, postage prepaid, and received by, a Responsible Officer of the Agent at its Corporate Trust Office listed below, or

(b) any other Person shall be in writing and shall be delivered personally or by facsimile transmission, electronic transmission in PDF format or prepaid overnight delivery service at the address listed below or at any other address subsequently furnished in writing to the Agent by the applicable Person.

To the Agent:	Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration
Phone: [***]
Fax: [***]

To the Lender:	Sunnova Hestia I Lender, LLC
20 Greenway Plaza, Suite 540
Houston, Texas 77046
Attention: Chief Financial Officer
Email: [***]
Phone: [***]
Fax: [***]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

To the Borrower:	Sunnova Hestia I Borrower, LLC
20 Greenway Plaza, Suite 540
Houston, Texas 77046
Attention: Chief Financial Officer
Email: [***]
Phone: [***]
Fax: [***]

with a copy to:	Sunnova Energy Corporation
20 Greenway Plaza, Suite 540
Houston, Texas 77046
Attention: Chief Financial Officer
Email: [***]
Phone: [***]
Fax: [***]

To KBRA:	Kroll Bond Rating Agency, LLC
805 Third Avenue, 29th Floor
New York, New York 10022
Attention: ABS Surveillance
Email: [***]
Phone: [***]

To Fitch:	Fitch Ratings, LLC
70 W. Madison
Chicago, Illinois 60602
Attention: ABS Surveillance
Phone: [***]
Fax: [***]

To the Guarantor:	United States Department of Energy
Loan Programs Office
1000 Independence Avenue, SW
Washington, D.C. 20585
Attn: Director, Portfolio Management
Email: [***]

with a copy to (which copy shall not constitute notice):

Allen & Overy LLP
1221 Avenue of the Americas
New York, NY 10020
Attn: [***]
Email: [***]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Notices delivered to the Rating Agency shall be by electronic delivery to the email address set forth above where information is available in electronic format. In addition, upon the written request of the Controlling Party, the Agent shall provide to the Controlling Party (or its duly authorized representatives or agents) copies of such notices, reports or other information delivered, in one or more of the means requested, by the Agent hereunder to other Persons as the Controlling Party may reasonably request.

Section 12.05. Notices and Reports to the Lender; Waiver of Notices. (a) Where this Loan Agreement provides for notice to the Lender of any event or the mailing of any report to the Lender, a copy of such notice or report shall be given to the Guarantor and such notice or report shall be written and shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage-prepaid, to the Lender and to the Guarantor or sent via electronic mail, at the address or electronic mail address of the Lender and the Guarantor, or an Authorized Officer thereof, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such notice or report. In any case where a notice or report to the Lender or Guarantor is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, shall affect the sufficiency of such notice or report with respect to the Lender or Guarantor, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

(b) Where this Loan Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

(c) The Agent shall promptly make available to the Guarantor, and shall promptly upon request make available to the Lender each Monthly Servicer Report and, unless directed to do so under any other provision of this Loan Agreement or any other Loan Document (in which case no request shall be necessary), a copy of all reports, financial statements and notices received by the Agent pursuant to this Loan Agreement and the other Loan Documents; provided, however, the Agent shall have no obligation to provide such information described in this Section 12.05 until it has received the requisite information from the Borrower or the Servicer. The Agent shall make no representation or warranties as to the accuracy or completeness of such documents and shall assume no responsibility therefor. The Agent’s internet website shall initially be located at www.wilmingtontrustconnect.com or at such other address as the Agent shall notify the parties to this Loan Agreement from time to time. In connection with providing access to the Agent’s website, the Agent may require registration and the acceptance of a disclaimer. The Agent shall not be liable for the dissemination of information in accordance with this Loan Agreement.

Section 12.06. Loan Note. The Agent shall have possession of the Loan Note until the termination of this Agreement, as provided in Section 13.01. The Lender, for itself and the Guarantor, is the payee on behalf of other Persons; in such capacity, it has no duty or other obligation to any person other than (a) the receipt and disbursement of payments on the Loan Note as provided in the Loan Documents, to the extent actually received by it as payee on behalf of other Persons and (b) upon the termination of this Agreement and its receipt of the Loan Note, to mark the Loan Note “Paid” or its equivalent and return the Loan Note to the Borrower.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 12.07. Borrower Obligation. Each of the Agent, the Secured Parties, the Guarantor and the Lender accepts that the enforcement against the Borrower under this Loan Agreement and under the Loan shall be limited to the assets of the Borrower, whether tangible or intangible, real or personal (including the Collateral) and the proceeds thereof. No recourse may be taken, directly or indirectly, against (a) any member, manager, officer, employee, trustee, agent or director of the Borrower or of any predecessor of the Borrower, (b) any member, manager, beneficiary, officer, employee, trustee, agent, director or successor or assign of a holder of a member or limited liability company interest in the Borrower, or (c) any incorporator, subscriber to capital stock, stockholder, officer, director, employee or agent of the Agent or any predecessor or successor thereof, with respect to the Borrower’s obligations with respect to the Loan or any of the statements, representations, covenants, warranties or obligations of the Borrower under this Loan Agreement or the Loan Note or other writing delivered in connection herewith or therewith.

Section 12.08. Enforcement of Benefits. The Agent for the benefit of the Secured Parties shall be entitled to enforce and, at the written direction (electronic means shall be sufficient) of the Controlling Party, the Agent shall enforce the covenants and agreements of the Manager contained in the Management Agreement, the Servicer contained in the Servicing Agreement, Sunnova Hestia Holdings, the Capital Markets Issuer, the Lender and the Depositor contained in the Contribution Agreement, the Performance Guarantor in the Performance Guaranty and each other Transaction Document.

Section 12.09. Effect of Headings and Table of Contents. The Section and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.10. Successors and Assigns; Third-Party Beneficiaries. All covenants and agreements in this Loan Agreement by the Borrower, the Lender, and the Agent shall bind its respective successors and assigns, whether so expressed or not. The Back-Up Servicer and the Transition Manager are third-party beneficiaries hereunder.

Section 12.11. Separability; Entire Agreement. If any provision in this Loan Agreement or in the Loan Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Loan Agreement, a provision as similar in its terms and purpose to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. This Loan Agreement reflects the entire agreement with respect to the matters covered by this Loan Agreement and supersedes any prior agreements, commitments, drafts, communication, discussions and understandings, oral or written, with respect thereto.

Section 12.12. Benefits of this Loan Agreement. Subject to Section 12.19, nothing in this Loan Agreement or in the Loan Note, expressed or implied, shall give to any Person any benefit or any legal or equitable right, remedy or claim under this Loan Agreement, other than the parties hereto and their successors hereunder, any co-agent or separate agent appointed under Section 7.13.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 12.13. Legal Holidays. If the date of any Payment Date or any other date on which principal of or interest on the Loan is proposed to be paid or any date on which mailing of notices by the Agent to any Person is required pursuant to any provision of this Loan Agreement, shall not be a Business Day, then (notwithstanding any other provision of the Loan Note or this Loan Agreement) payment or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date or other date for the payment of principal of or interest on the Loan, or as if mailed on the nominal date of such mailing, as the case may be, and in the case of payments, no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

Section 12.14. Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Loan Agreement and the Loan Note shall be construed in accordance with and governed by the substantive laws of the State of New York (including New York General Obligations Laws §§ 5-1401 and 5-1402, but otherwise without regard to conflicts of law provisions thereof, except with regard to the UCC) applicable to agreements made and to be performed therein.

(b) The parties hereto agree to the non-exclusive jurisdiction of the Commercial Division, New York State Supreme Court, and federal courts in the borough of Manhattan in the City of New York in the State of New York.

(c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO AND THE LENDER BY ACCEPTANCE OF THE LOAN NOTE IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS LOAN AGREEMENT, ANY OTHER DOCUMENT IN CONNECTION HEREWITH OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

Section 12.15. Electronic Signatures and Counterparts. This Loan Agreement may be executed in multiple counterparts (including electronic PDF), each of which shall be an original and all of which taken together shall constitute but one and the same agreement. This Loan Agreement shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature; provided, execution by electronic signature as contemplated in clause (i) above shall be limited to instances of force majeure or other circumstances that make execution by such means necessary, unless the parties otherwise agree. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Notwithstanding the foregoing, with respect to any notice provided for in this Loan Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 12.16. Recording of Loan. If this Loan Agreement is subject to recording in any appropriate public recording offices, the Borrower shall effect such recording at its expense in compliance with an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Lender, the Secured Parties or any other person secured hereunder or for the enforcement of any right or remedy granted to the Agent under this Loan Agreement or any other Loan Document.

Section 12.17. Further Assurances. The Borrower agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Agent to effect more fully the purposes of this Loan Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Collateral for filing under the provisions of the UCC of any applicable jurisdiction.

Section 12.18. No Bankruptcy Petition Against the Borrower. The Agent, the Guarantor and the Lender agree that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Loan, it shall not institute against the Borrower, or join any other Person in instituting against the Borrower, any Insolvency Proceedings or other Proceedings under the laws of the United States or any State of the United States. This Section 12.18 shall survive the termination of this Loan Agreement.

Section 12.19. No Transfer and Assignment Without Consent. The Lender shall not transfer or assign the Loan Note (or any interest therein) and, other than as permitted hereunder, each of the Agent, the Borrower and the Lender shall not transfer or assign any of its rights or obligations hereunder or under any other Loan Document, in each case, without the prior written consent of the Controlling Party. Notwithstanding the foregoing, the Guarantor acknowledges and agrees that the Lender intends to collaterally assign, among other things, all of the Lender’s rights and remedies under this Loan Agreement and the Loan Note to the Indenture Trustee pursuant to the related Indenture. The Guarantor acknowledges and consents to any such assignment and pledge of all of the Lender’s rights under this Loan Agreement and the Loan Note (collectively, the “Assigned Rights”) to the Indenture Trustee on behalf of holders of ABS Notes. The parties hereto agree that to the extent the Lender assigns and pledges its rights under this Loan Agreement as described above, all the representations and warranties contained in this Loan Agreement and the rights of the Lender under this Loan Agreement and the Loan Note will benefit the Indenture Trustee on behalf of the holders of the ABS Notes. The Guarantor acknowledges that the Indenture Trustee on behalf of the holders of the ABS Notes may, in the exercise of its rights and remedies pursuant to the related Indenture and other transaction documents related to the related ABS Notes (the related “Capital Markets Documents”) make all demands, give all notices, take all actions and exercise all rights of the Lender in respect of the Assigned Rights and, to the extent the Lender would have been permitted by this Loan Agreement to make such demands, give such notices, take such actions and exercise such rights (including directly enforce, without making any prior demand on the Borrower, all the rights of the Lender hereunder).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 12.20. Guarantor Termination. In the event the Guarantee Issuance Agreement is terminated for any reason, the Guarantor shall cease to be a party hereto and any references to the Guarantor herein shall be of no force or effect.

Section 12.21. Multiple Roles. The parties expressly acknowledge and consent to Wilmington Trust, National Association, acting in the multiple roles of the Agent, the Indenture Trustee, the Back-Up Servicer and the Transition Manager. Wilmington Trust, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles or other breach of duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Loan Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment), bad faith or willful misconduct by Wilmington Trust, National Association.

Section 12.22. Rule 15Ga-1 Compliance.

(a) To the extent a Responsible Officer of the Agent receives a demand for the repurchase of a Solar Loan based on a breach of a representation or warranty made by Sunnova Hestia Holdings or the Depositor of such Solar Loan (each, a “Demand”), the Agent agrees (i) if such Demand is in writing, promptly to forward such Demand to the Capital Markets Issuer and Indenture Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Indenture Trustee and the Capital Markets Issuer.

(b) In connection with the repurchase of a Solar Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand by Sunnova Hestia Holdings or the Depositor of such Solar Loan, the Agent agrees, to the extent a Responsible Officer of the Agent has actual knowledge thereof, promptly to notify the Capital Markets Issuer and the Indenture Trustee, in writing.

(c) The Agent will (i) notify the Capital Markets Issuer and the Indenture Trustee as soon as practicable and in any event within three Business Days of the receipt thereof and in the manner set forth in Exhibit D hereof, of all Demands and provide to the Capital Markets Issuer any other information reasonably requested to facilitate compliance by it with Rule 15Ga-1 under the Exchange Act (“Rule 15Ga-1 Information”), and (ii) if requested in writing by the Capital Markets Issuer and the Indenture Trustee, provide a written certification no later than ten days following any calendar quarter or calendar year that the Agent has not received any Demands for such period, or if Demands have been received during such period, that the Agent has provided all the information reasonably requested under clause (i) above with respect to such Demands. For purposes of this Loan Agreement, references to any calendar quarter shall mean the related preceding calendar quarter ending in January, April, July and October, as applicable. The Agent has no duty or obligation to undertake any investigation or inquiry related to any repurchases of Solar Loans, or otherwise assume any additional duties or responsibilities, other than those express duties or responsibilities of the Agent hereunder or under the Transaction Documents, and no such additional obligations or duties are otherwise

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

implied by the terms of this Loan Agreement. The Capital Markets Issuer has full responsibility for compliance with all related reporting requirements associated with the transaction completed by the Transaction Documents and for all interpretive issues regarding this information. If the Indenture Trustee delivers notice pursuant to Section 12.20(c) of the Indenture, then the Agent shall not be required to deliver notice pursuant to Section 12.22(c) hereof.

Section 12.23. PATRIOT Act. The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, “USA PATRIOT Act”), the Agent in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Agent. Each party hereby agrees that it shall provide the Agent with such information as the Agent may request from time to time in order to comply with any applicable requirements of the USA PATRIOT Act.

ARTICLE XIII

TERMINATION

Section 13.01. Termination of Loan Agreement. (a) This Loan Agreement shall terminate on the Termination Date. The Servicer shall promptly notify the Agent and the Guarantor in writing of any prospective termination pursuant to this Article XIII. Upon termination of this Loan Agreement, the Agent shall notify the Lockbox Bank of the same pursuant to the Account Control Agreement, the Liens in favor of the Agent on the Collateral shall automatically terminate and the Agent shall convey and transfer of all right, title and interest in and to the Solar Loans and other property and funds in the Collateral to the Borrower.

(b) Notice of any prospective termination (other than pursuant to Section 6.01(a) with respect to Voluntary Prepayments in full), specifying the Payment Date for payment of the final payment and requesting the surrender of the Loan Note for cancellation, shall be given promptly by the Agent by letter to the Lender, the Rating Agency and the Guarantor upon the Agent receiving written notice of such event from the Borrower or the Servicer. The Borrower or the Servicer shall give such notice to the Agent and the Guarantor not later than the 5th day of the month of the final Payment Date describing (i) the Payment Date upon which final payment of the Loan shall be made, (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Loan Note.

[Signature Page Follows]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Borrower, the Lender, the Agent and the Guarantor have caused this Loan Agreement to be duly executed as of the day and year first above written.

SUNNOVA HESTIA I BORROWER, LLC, as Borrower

By	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

Signature Page to Sunnova Hestia I Loan Agreement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SUNNOVA HESTIA I LENDER, LLC, as Lender

By	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

Signature Page to Sunnova Hestia I Loan Agreement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By	/s/ Clarice Wright
Name:	Clarice Wright
Title:	Vice President

Signature Page to Sunnova Hestia I Loan Agreement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

U.S. DEPARTMENT OF ENERGY, as Guarantor

By	/s/ Hernan T. Cortes
Name:	Hernan T. Cortes
Title:	Director, Loan Programs Office

Signature Page to Sunnova Hestia I Loan Agreement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

AGREED AND ACKNOWLEDGED:

SUNNOVA ABS MANAGEMENT, LLC as Manager

By	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

SUNNOVA ABS MANAGEMENT, LLC as Servicer

By	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

Signature Page to Sunnova Hestia I Loan Agreement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SUNNOVA ENERGY CORPORATION with respect to Section 5.08

By	/s/ Robert L. Lane
Name:	Robert L. Lane
Title:	Executive Vice President,
Chief Financial Officer

Signature Page to Sunnova Hestia I Loan Agreement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ANNEX A

STANDARD DEFINITIONS

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

FINAL

Annex A

Standard Definitions

Rules of Construction. In these Standard Definitions and with respect to the Transaction Documents (as defined below), (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) in any Transaction Document, the words “hereof,” “herein,” “hereunder” and similar words refer to such Transaction Document as a whole and not to any particular provisions of such Transaction Document, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in any Transaction Document are to such Transaction Document unless otherwise specified, (d) the term “documents” includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (e) the term “including” is not limiting and (except to the extent specifically provided otherwise) shall mean “including (without limitation)”, (f) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including,” the words “to” and “until” each shall mean “to but excluding,” and the word “through” shall mean “to and including”, (g) the words “may” and “might” and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person, and (h) references to an agreement or other document include references to such agreement or document as amended, restated, reformed, supplemented and/or otherwise modified or succeeded in accordance with the terms thereof.

“1940 Act” means the Investment Company Act of 1940, as amended, including the rules and regulations thereunder.

“ABS Notes” means the notes issued under the Indenture.

“Account Control Agreement” means any blocked account agreement by and among the Borrower, the Agent and the Lockbox Bank with respect to any Lockbox Account.

“Account Property” means the Accounts and all proceeds of the Accounts, including, without limitation, all amounts and investments held from time to time in any Account (whether in the form of deposit accounts, book-entry securities, uncertificated securities, security entitlements (as defined in Section 8-102(a)(17) of the UCC as enacted in the State of New York), financial assets (as defined in Section 8-102(a)(9) of the UCC), or any other investment property (as defined in Section 9-102(a)(49) of the UCC)).

“Accountant’s Report” has the meaning set forth in Section 6.3(a) of the Servicing Agreement.

“Accounts” means, collectively, the Lockbox Account, the Collection Account, the Reserve Account, the Equipment Replacement Reserve Account and the Section 25D Interest Account.

“Acquisition Price” has the meaning set forth in the Contribution Agreement.

“Act” has the meaning set forth in Section 12.03 of the Loan Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Administrative Fee Base Rate” means $[***] and on each annual anniversary of the initial Determination Date will be increased by [***]%.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, a Person shall be deemed to “control” another Person if the controlling Person owns 5% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For purposes of any ERISA related representations, Affiliate shall refer to any entity under common control with such Person within the meaning of Section 4001(a)(14) of ERISA or Section 414 of the Code.

“Agent” has the meaning set forth in the preamble of the Loan Agreement.

“Agent Fee” means, for each Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to $[***].

“Aggregate Closing Date Solar Loan Balance” means an amount equal to the Aggregate Solar Loan Balance as of the Initial Cut-Off Date.

“Aggregate Solar Loan Balance” means the sum of the Solar Loan Balances for all Solar Loans (excluding Defaulted Solar Loans).

“Amortization Event” exists if, on any Determination Date, (a)(i) a Manager Termination Event has occurred, (ii) Servicer Termination Event has occurred, (iii)(A) if the ABS Notes issued on the Closing Date have not been refinanced pursuant to a Permitted Refinancing and the Outstanding Loan Balance has not been repaid in full by the Anticipated Repayment Date; or (B) if such ABS Notes have been refinanced pursuant to a Permitted Refinancing, the occurrence of an Anticipated Repayment Date for such Permitted Refinancing (if applicable) or (iv) an Event of Default has occurred; (b) as a condition to accepting its appointment as a Replacement Manager, such Replacement Manager requires an increase of at least [***]% to the existing O&M Fee Base Rate to perform the related duties; (c) as a condition to accepting its appointment as a Replacement Servicer, such Replacement Servicer (other than the Back-Up Servicer) requires an increase of at least [***]% to the existing Administrative Fee Base Rate to perform the related duties; or (d) the Cumulative Default Level as of the last day of any Collection Period specified below exceeds the corresponding level specified below:

Collection Period	Cumulative Default Level
1 – 12	[***]%
13 – 24	[***]%
25 – 36	[***]%
37 – 48	[***]%
49 and thereafter	[***]%

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

An Amortization Event of the type described in clause (a)(i), (a)(ii) or (a)(iii)(B) above, will continue until the Loan has been paid in full. An Amortization Event of the type described in clause (a)(iii)(A) above, will continue until the earlier of (x) the date on which the Loan has been paid in full and (y) the date on which the ABS Notes issued on the Closing Date have been refinanced pursuant to a Permitted Refinancing. An Amortization Event of the type described in clause (a)(iv) above will continue until the Payment Date on which the relevant Event of Default is no longer continuing. An Amortization Event of the type described in clauses (b) and (c) above will continue until the next Determination Date on which the then existing O&M Fee Base Rate or Administrative Fee Base Rate, as applicable, is no longer [***]% greater than the O&M Fee Base Rate or [***]% greater than the Administrative Fee Base Rate, as applicable, on the Closing Date. An Amortization Event of the type described in clause (d) above will continue until the Cumulative Default Level as of the last day of any calendar month specified above no longer exceeds the corresponding level specified.

“Amortization Period” means the period commencing on the Determination Date upon which an Amortization Event occurs and ending on the earlier to occur of (i) the Determination Date upon which all existing Amortization Events have been cured and no longer continuing and (ii) the day the Loan has been paid in full and all other amounts due and payable under the Loan Agreement have been paid in full.

“Ancillary Customer Agreement” means, in respect of each Solar Loan, all agreements and documents ancillary to the Customer Agreement associated with such Solar Loan, which are entered into with a Consumer Obligor in connection therewith.

“Ancillary PV System Components” means main panel upgrades, generators, critter guards, snow guards, electric vehicle chargers, roofing and landscaping materials, automatic transfer switches, load controllers and Energy Efficiency Upgrades.

“Anticipated Repayment Date” has the meaning set forth in the Indenture.

“Applicable Law” means all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer finance and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.

“Assigned Rights” has the meaning set forth in Section 12.19 of the Loan Agreement.

“Authorized Officer” means, with respect to any Person, the Chairman, Co-Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or any other authorized officer of the Person who is authorized to act for the Person and whose name appears on a list of such authorized officers furnished by the Person to an Agent (containing the specimen signature of such officers), as such list may be amended or supplemented from time to time.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Back-Up Servicer” means Wilmington Trust, in its capacity as Back-Up Servicer under the Servicing Agreement.

“Back-Up Servicer Expenses” means (i) any reasonable and documented out-of-pocket expenses incurred in taking any actions required in its role as Back-Up Servicer and (ii) any indemnities owed to the Back-Up Servicer in accordance with the Servicing Agreement.

“Back-Up Servicing and Transition Manager Fee” means on each Payment Date (in accordance with and subject to the Priority of Payments), an amount equal to $[***].

“Bankruptcy Code” means the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“BESS Solar Loan” means a Solar Loan used solely to finance the acquisition and installation of a BESS System, and, if applicable, related Ancillary PV System Components and the licensing of an Insight Engine License.

“BESS System” means a battery energy storage system capable of delivering electricity to the location where installed without regard to connection to or operability of the electric grid in such location and to be used in connection with a PV System, including all equipment related thereto (including any battery management system, wiring, conduits and any replacement or additional parts included from time to time).

“Borrower” has the meaning set forth in the introductory paragraph of the Loan Agreement.

“Borrower Available Funds” means (i) all Collections with respect to the Solar Loans (including net recoveries on Defaulted Solar Loans not repurchased and Insurance Proceeds received) deposited in or transferred to the Collection Account with respect to the related Collection Period, (ii) all amounts received from the Depositor upon its repurchase of Solar Loans during or with respect to the related Collection Period or from the Performance Guarantor pursuant to the Performance Guaranty to the extent deposited in the Collection Account, (iii) all amounts received as investment earnings on balances in the Collection Account, the Reserve Account, the Equipment Replacement Reserve Account and the Section 25D Interest Account during the such Collection Period, (iv) amounts transferred to the Collection Account from therein from the Reserve Account, the Equipment Replacement Reserve Account, the Section 25D Interest Account or the Consumer Obligor Security Deposit Account, (v) if a Voluntary Prepayment Date is the same date as a Payment Date, amounts received in connection with a Voluntary Prepayment, in each case on deposit in the Collection Account, (vi) any Permitted Equity Contribution Amount and (vii) amounts retained in the Collection Account from previous Payment Dates pursuant to clause (xix) of the Priority of Payments; provided, however, that any amounts due during a Collection Period but deposited into the Collection Account within ten Business Days after the end of such Collection Period may, at the Servicer’s option upon notice to the Agent, be treated as if such amounts were on deposit in the Collection Account as of the end of such prior Collection Period and if so treated, such amounts shall not be considered Borrower Available Funds for any other Payment Date. For the avoidance of doubt, Consumer Obligor Security Deposits on deposit in the Consumer Obligor Security Deposit Account (and not transferred to the Collection Account) and amounts received relating to Grid Services are not Borrower Available Funds.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Borrower Financing Statement” means a UCC-1 financing statement naming the Agent as the secured party and the Borrower as the debtor.

“Borrower Operating Agreement” means that certain Amended and Restated Limited Liability Company Agreement of the Borrower dated the Closing Date.

“Borrower Order” means a written order or request signed in the name of the Borrower by an Authorized Officer and delivered to the Agent, as the context requires.

“Borrower Secured Obligations” means all amounts and obligations which the Borrower may at any time owe to or on behalf of the Agent for the benefit of the Secured Parties under the Loan Agreement or the Loan Note, including:

(i)

all loans, advances, debts, liabilities, indemnities, penalties and obligations, howsoever arising, owed by the Borrower under the Loan Documents (to the extent any Secured Party is a subrogee in respect thereof), or otherwise to any Secured Party (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to any of the Loan Documents, including (a) all interest, fees and Periodic Expenses chargeable to the Borrower and payable by the Borrower thereunder, and (b) any obligation to reimburse the Guarantor for any payment pursuant to the terms of a Loan Agreement;

(ii)	any and all sums advanced by any Secured Party in order to preserve the Collateral or preserve the Secured Parties’ security interest in the Collateral; and

(iii)

in the event of any proceeding for the collection or enforcement of the obligations after an Event of Default has occurred and is continuing, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by any Secured Party of its rights under the Loan Documents, together with any Periodic Expenses, including attorney’s fees and court costs.

“Borrowing Date” means the date on which the Loan is made.

“Borrowing Request” means a request by the Borrower for the Loan in the form set forth in Exhibit B to the Loan Agreement.

“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City, the cities in which the Servicer is located, the city in which the Custodian administers the Custodial Agreement or the city in which the Corporate Trust Office of the Agent is located are authorized or obligated by law or executive order to be closed.

“Capital Markets Documents” means the Indenture and any of the “Transaction Documents” identified therein.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Capital Markets Issuer” means Sunnova Hestia I Issuer, LLC, a Delaware limited liability company, or any other indirect wholly-owned Subsidiary of Sunnova Energy designated by Sunnova Energy as the “Capital Markets Issuer” in connection with a Permitted Refinancing.

“Capital Markets Issuer Financing Statement” means a UCC-1 financing statement naming the Lender as the secured party and the initial Capital Markets Issuer as debtor.

“Capital Markets Issuer Voluntary Prepayment” has the meaning of “Issuer Voluntary Prepayment” set forth in Section 6.01(a) of the Indenture.

“Capital Markets Issuer Voluntary Prepayment Date” has the meaning of “Issuer Voluntary Prepayment Date” set forth in Section 6.01(a) of the Indenture.

“Capital Markets Issuer Voluntary Prepayment Servicer Report” has the meaning set forth in Section 6.5(b) of the Servicing Agreement.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.

“Certifications” has the meaning set forth in Section 4(d) of the Custodial Agreement.

“Closing Date” means November 8, 2023.

“Closing Date Certification” shall have the meaning set forth in Section 4(a) of the Custodial Agreement.

“Code” means the Internal Revenue Code of 1986, as amended, including any successor or amendatory statutes.

“Collateral” means has the meaning set forth in the Granting clause of the Loan Agreement.

“Collection Account” means the segregated trust account with that name established with the Agent (or such successor bank, if applicable) in the name of the Agent on behalf of the Secured Parties and maintained pursuant to Section 5.01(a) of the Loan Agreement.

“Collection Period” means, with respect to each Payment Date, the immediately preceding calendar month; provided, however, the Collection Period for the initial Payment Date shall be the period from the Initial Cut-Off Date to and including the last day of the calendar month prior to the initial Payment Date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Collections” means, with respect to any Solar Loan, all Consumer Obligor Payments and any other cash proceeds thereof and all Rebates. Without limiting the foregoing, “Collections” shall include any amounts payable to the Borrower (i) with respect to the Solar Loans (including, all contractual payments (including, for the avoidance of doubt, principal, interest, and fees), liquidation proceeds, insurance proceeds, distributions and other proceeds payable under or in connection with any such Solar Loan and all proceeds from any sale or disposition of any Related Property or proceeds of indemnities or other rights related thereto), (ii) in connection with the sale or disposition of any such Solar Loans, (iii) any indemnities, proceeds or other payments made by a third party with respect to such Solar Loans. For the avoidance of doubt, “Collections” shall not include Service Incentives, Service Incentives Rebates or Grid Services Revenue, if any, so long as such Service Incentives, Service Incentives Rebates or Grid Services Revenue is not and may not be used to offset the Solar Loan Balance with respect to the related Solar Loan.

“Component” means Component 1, Component 2 or the DOE Component, as applicable.

“Component 1” means, with respect to the Loan, the portion of the Outstanding Loan Balance thereof that is guaranteed by the Guarantor pursuant to the Guarantee Issuance Agreement.

“Component 1 Parity Principal Payments” has the meaning attributed to “Loan Component 1 Parity Principal Payments” set forth in the Guarantee Issuance Agreement.

“Component 1 Parity Ratio” has the meaning attributed to “Loan Component 1 Parity Ratio” set forth in the Guarantee Issuance Agreement.

“Component 1 Principal Distribution Amount” means, with respect to any Payment Date, an amount equal to the product of (i) the Principal Distribution Amount and (ii) the Percentage Interest for Component 1 for such Payment Date.

“Component 1 Rate” means 5.75%.

“Component 1/DOE Component Principal Distribution Amount” means, with respect to any Payment Date, an amount equal the product of (i) the Principal Distribution Amount for such Payment Date and (ii) the sum of the Percentage Interests for Component 1 and the DOE Component for such Payment Date.

“Component 2” means, with respect to the Loan, the portion of the Outstanding Loan Balance thereof that is not guaranteed by the Guarantor.

“Component 2 Principal Distribution Amount” means, with respect to any Payment Date, an amount equal to the product of (i) the Principal Distribution Amount and (ii) the Percentage Interest for Component 2 for such Payment Date.

“Component A-1 Interest Distribution Amount “ means with respect to Component 1 and any Payment Date, an amount equal to the sum of (a) interest accrued during the related Interest Accrual Period at the Component 1 Rate on the Outstanding Component 1 Balance immediately prior to such Payment Date and (b) the amount of unpaid Component A-1 Interest Distribution Amount for Component 1 from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Component 1 Rate.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Component A-2 Interest Distribution Amount “ means with respect to Component 2 and any Payment Date, an amount equal to the sum of (a) interest accrued during the related Interest Accrual Period at the Component 2 Rate on the Outstanding Component 2 Balance immediately prior to such Payment Date and (b) the amount of unpaid Component A-2 Interest Distribution Amount for Component 2 from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Component 2 Rate.

“Component 2 Rate” means 8.25%.

“Consumer Obligor” means an obligor under a Solar Loan.

“Consumer Obligor Payments” means with respect to a Solar Loan, all principal, interest, fees and other payments due from a Consumer Obligor under or in respect of such Solar Loan.

“Consumer Obligor Security Deposit” means any security deposit that a Consumer Obligor must provide in accordance with such Consumer Obligor’s Customer Contract or Sunnova Energy’s Transfer Policy.

“Consumer Obligor Security Deposit Account” means the segregated trust account with that name established with JPMorgan Chase Bank, N.A. (or such successor bank, if applicable) in the name of the Originator and maintained pursuant to Section 5.01(a) of the Loan Agreement.

“Consumer Protection Law” means all Applicable Laws and implementing regulations protecting the rights of consumers, including but not limited to those Applicable Laws enforced or administered by the Consumer Financial Protection Bureau, the Federal Trade Commission, and any other federal or state Governmental Authority (such as, by way of example, the California Department of Consumer Affairs) empowered with similar responsibilities.

“Contribution Agreement” means the Sale and Contribution Agreement, dated as of the Closing Date, by and among Sunnova Intermediate Holdings, LLC, Sunnova Hestia Holdings, the Depositor, the Capital Markets Issuer, the Lender and the Borrower.

“Controlling Party” means (i) to the extent the Guarantee Issuance Agreement has not been terminated, the Guarantor and (ii) to the extent the Guarantee Issuance Agreement has been terminated, the Lender.

“Conveyed Property” has the meaning set forth in the Contribution Agreement.

“Corporate Trust Office” means the office of the Agent at which its corporate trust business shall be administered, which office on the Closing Date shall be Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890, Attention: Corporate Trust Administration, or such other address as shall be designated by the Agent in a written notice to the Borrower, the Lender, and the Servicer.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Cumulative Default Level” means, for any Determination Date, the quotient (expressed as a percentage) of (i) (A) the aggregate Solar Loan Balances of all Solar Loans that became Defaulted Solar Loans since the Closing Date (other than Defaulted Solar Loans for which the Originator has exercised its option to repurchase or substitute for Defaulted Solar Loans), minus (B) any net liquidation proceeds received in respect of Defaulted Solar Loans for which the Originator did not exercise its option to repurchase or substitute since the Closing Date, divided by (ii) the Aggregate Closing Date Solar Loan Balance.

“Custodial Agreement” means that certain Custodial Agreement, dated as of the Closing Date, by and among the Custodian, the Borrower, the Servicer, and the Agent.

“Custodian” means U.S. Bank National Association, a national association, in its capacity as provider of services under the Custodial Agreement.

“Custodian Fee” means, for each Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to $[***].

“Custodian File” means (i) either (a) for Customer Contracts not held in an Electronic Vault, a PDF copy of the related Customer Contract signed by a Consumer Obligor, including any amendments thereto, or (b) the single authoritative copy of an electronic Customer Contract signed by a Consumer Obligor, including any amendments thereto, provided for both clauses (a) and (b) that if an amendment to a Customer Contract is not fully signed, the Custodian File shall only be deemed to contain such Customer Contract without giving effect to such amendment, (ii) regulatory disclosure statements to the applicable Solar Loan required by Consumer Protection Law, if any, including “truth in lending”, “Graham-Leach-Bliley” and “ECOA and FCRA” disclosures, (iii) to the extent not incorporated within the related Customer Contract, a fully executed copy of the related Production Guaranty and/or Customer Limited Warranty Agreement, if any, (iv) an executed electronic copy of the related Interconnection Agreement to which Sunnova Energy is a party, if any, (v) an executed copy of the related Net Metering Agreement to which Sunnova Energy is a party, if separate from the Interconnection Agreement, (vi) documents evidencing Permits to operate the related PV System, if any, (vii) all customer information with respect to ACH payments, if any, and (viii) any other documents the Manager routinely keeps on file, in accordance with its customary procedures, relating to such Solar Loan or the related Consumer Obligor, which may include documents evidencing permission to operate a PV System from the related utility, or Governmental Authority, as applicable, or rebates, if any. For purposes of clause (i) of this definition “executed by a Consumer Obligor” does not require the signature of any co-owner.

“Customer Collections Policy” means the Servicer’s internal collection policy attached as Exhibit G to the Servicing Agreement.

“Customer Contract” means, in respect of a Solar Loan, a loan and security agreement or retail installment sale and security agreement or other substantially similar agreement extending consumer credit entered into by the applicable Consumer Obligor and the Originator (or its approved Dealer) and all ancillary agreements and documents related thereto, including any related amendments thereto, but excluding any Production Guaranty or Customer Limited Warranty Agreement. Notwithstanding the foregoing, in no event shall the term “Customer Contract” include any Grid Services Agreement, Net Metering Agreements or Interconnection Agreements.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Customer Limited Warranty Agreement” means (i) with respect to a PV System and/or BESS System, any separate warranty agreement provided by Sunnova Energy to a Consumer Obligor (which may be an exhibit to a Customer Contract) in connection with the performance and installation of the related PV System and/or BESS System (which, in the case of a PV System, may include a Production Guaranty) and (ii) with respect to a BESS System, any separate warranty agreement provided by Sunnova Energy to a Consumer Obligor pursuant to which Sunnova Energy or its agents have agreed to repair or replace a BESS System in accordance with the terms of the Manufacturer’s Warranty attached to such agreement.

“Cut-Off Date” means the Initial Cut-Off Date or each Subsequent Cut-Off Date.

“Cut-Off Date Solar Loan Balance” means, for a Solar Loan, the outstanding principal balance due under or in respect of such Solar Loan as of the related Cut-Off Date.

“Dealer” means a third party with whom the Originator or any of its Affiliates contracts to source potential customers and to design, install and service PV Systems and/or BESS Systems.

“Dealer Warranty” means a Dealer’s workmanship warranty under which the Dealer is obligated, at its sole cost and expense, to correct defects in its installation work for a period of at least ten years and provide a roof warranty of at least five years, in each case, from the date of installation.

“Default” means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default, a Manager Termination Event or a Servicer Termination Event.

“Defaulted Solar Loan” means a Solar Loan for which (i) the related Consumer Obligor is more than one hundred eighty (180) days past due from the original due date on [***]% or more of a contractual payment due under the related Solar Loan, (ii) an Insolvency Event has occurred with respect to a Consumer Obligor, (iii) the related PV System or BESS System has been turned off due to a Consumer Obligor delinquency under the related Customer Contract or repossessed by the Servicer or Manager, or (iv) the Servicer has determined that all or any portion of the Solar Loan has been, in accordance with the Customer Credit and Collection Policy, placed on a “non-accrual” status or is “non-collectible”, a charge-off has been taken or any or all of the principal amount due under such Solar Loan has been reduced or forgiven.

“Defective Solar Loan” means a Solar Loan with respect to which it is determined by the Agent (acting at the written direction of the Controlling Party) or the Manager, at any time, that Sunnova Intermediate Holdings, Sunnova Hestia Holdings or the Depositor breached one or more of the applicable representations or warranties regarding eligibility of such Solar Loan contained in Exhibit A to the Contribution Agreement as of the related Cut-Off Date (or as of the Closing Date or related Transfer Date, as so provided in Exhibit A to the Contribution Agreement), which breach has a material adverse effect on the Secured Parties and has not been cured within the applicable grace period or waived, in writing, by the Agent, acting at the direction of the Controlling Party.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Deferred Post-ARD Additional Interest Amounts” has the meaning set forth in Section 2.04(c) of the Loan Agreement.

“Delinquent Solar Loan” means a Solar Loan for which the related Consumer Obligor is more than thirty (30) days past due from the original due date on [***]% or more of a contractual payment due under the related Solar Loan.

“Delivery” when used with respect to Account Property means:

(i)(A) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC, transfer thereof:

(1) by physical delivery to the Agent, indorsed to, or registered in the name of, the Agent or its nominee or indorsed in blank;

(2) by the Agent continuously maintaining possession of such instrument; and

(3) by the Agent continuously indicating by book-entry that such instrument is credited to the related Account;

(B) with respect to a “certificated security” (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

(1) by physical delivery of such certificated security to the Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Agent or indorsed in blank;

(2) by the Agent continuously maintaining possession of such certificated security; and

(3) by the Agent continuously indicating by book-entry that such certificated security is credited to the related Account;

(C) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with Applicable Law, including applicable federal regulations and Articles 8 and 9 of the UCC, transfer thereof:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(1) by (x) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a “depositary” pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Agent of the purchase by the securities intermediary on behalf of the Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Agent and continuously indicating that such securities intermediary holds such book-entry security solely as agent for the Agent or (y) continuous book-entry registration of such property to a book-entry account maintained by the Agent with a Federal Reserve Bank; and

(2) by the Agent continuously indicating by book-entry that property is credited to the related Account;

(D) with respect to any asset in the Accounts that is an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (C) above or clause (E) below:

(1) transfer thereof:

(a) by registration to the Agent as the registered owner thereof, on the books and records of the issuer thereof; or

(b) by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Agent, or having become the registered owner, acknowledges that it holds for the Agent; or

(2) the issuer thereof has agreed that it will comply with instructions originated by the Agent with respect to such uncertificated security without further consent of the registered owner thereof; or

(E) in the case of each security in the custody of or maintained on the books of a clearing corporation (as defined in Section 8-102(a)(5) of the UCC) or its nominee, by causing:

(1) the relevant clearing corporation to credit such security to a securities account of the Agent at such clearing corporation; and

(2) the Agent to continuously indicate by book-entry that such security is credited to the related Account;

(F) with respect to a “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) to be transferred to or for the benefit of a collateral agent and not governed by clauses (C) or (E) above: if a securities intermediary (1) indicates by book entry that the underlying “financial asset” (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Agent’s “securities account” (as defined in Section 8-501(a) of the UCC),

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(2) receives a financial asset from the Agent or acquires the underlying financial asset for the Agent, and in either case, accepts it for credit to the Agent’s securities account or (3) becomes obligated under other law, regulation or rule to credit the underlying financial asset to the Agent’s securities account, the making by the securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Agent; and continuously indicating by book-entry that such securities entitlement is credited to the Agent’s securities account; and by the Agent continuously indicating by book-entry that such security entitlement (or all rights and property of the Agent representing such securities entitlement) is credited to the related Account; and/or

(ii) in the case of any such asset, such additional or alternative procedures as are now or may hereafter become appropriate to effect the complete transfer of ownership of, or control over, any such assets in the Accounts to the Agent free and clear of any adverse claims, consistent with changes in Applicable Law or the interpretation thereof.

In each case of Delivery contemplated by the Loan Agreement or other Transaction Documents, the Agent shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided by the Loan Agreement or other Transaction Documents.

“Delivery of Custodian Files” means, with respect to documents in PDF Form, actual receipt by the Custodian of the Custodian Files via electronic transmission, and, with respect to documents in Electronic Form, delivery of Custodian Files through the Electronic System and actual receipt of such Custodian Files within that portion of the Custodian’s Electronic Vault partitioned and dedicated to the Borrower, and in all cases, the actual receipt by the Custodian of the Schedule of Solar Loans relating to Custodian Files so delivered at its designated office.

“Depositor” means Sunnova Hestia I Depositor, LLC, a Delaware limited liability company, or any other indirect wholly-owned Subsidiary of Sunnova Energy designated as the “Depositor” in connection with a Permitted Refinancing.

“Depositor Financing Statement” means a UCC-1 financing statement naming the Capital Markets Issuer as the secured party and the initial Depositor as debtor.

“Determination Date” means, with respect to any Payment Date, the close of business on the fourth Business Day prior to such Payment Date.

“DOE” means the United States Department of Energy.

“DOE Component” means, with respect to the Loan, the Component thereof reflecting principal payments made by the Guarantor pursuant to the Guarantee Issuance Agreement.

“DOE Component Rate” means 5.75%.

“Dollar,” “Dollars,” “U.S. Dollars” and the symbol “$” mean the lawful currency of the United States.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Due Date” means each date on which any payment is due on a solar loan in accordance with its terms.

“Easy Own Plan Equipment Purchase Agreement” means a Customer Contract pursuant to which the related Consumer Obligor purchases a PV System from a Dealer using financing provided by Sunnova Energy and for which the related Consumer Obligor is not required to make interest payments on the portion of the Solar Loan Balance equal to the related Section 25D Credit Amount until a scheduled prepayment date, typically 18 months from the date on which the related PV System achieves PTO.

“Easy Own Plan Solar Loan” means a Solar Loan governed by an Easy Own Plan Equipment Purchase Agreement or a SunSafe Easy Own Plan Equipment Purchase Agreement.

“Electronic Form” means a document delivered and maintained in electronic form via the Electronic System.

“Electronic System” means the system provided and operated by eOriginal, or such other electronic document storage provider as may be mutually agreed upon by the Borrower, the Agent and the Custodian, that enables electronic contracting and the transfer of documents maintained in Electronic Form into Physical Form.

“Electronic Vault” means the electronic “vault” created and maintained by eOriginal in order to store documents in Electronic Form pursuant to an agreement between the Custodian and eOriginal, or any other such electronic “vault” maintained by a provider mutually agreed upon by the Borrower, the Agent and the Custodian, in which the Borrower’s electronic original documents reside.

“Electronic Vault Agreement” means the agreement relating to the Electronic Vault between U.S. Bank National Association and the entity that operates and maintains the Electronic Vault.

“Eligible Account” means either (i) a segregated account or accounts maintained with an institution whose deposits are insured by the Federal Deposit Insurance Corporation, (x) the unsecured and uncollateralized long-term debt obligations of which institution shall be rated at least investment grade by S&P and the short-term debt obligations of which are at least investment grade by S&P and (y) the unsecured and uncollateralized long-term debt obligations of which institution shall be rated at least “[***]” by Fitch or the short-term debt obligations of which are at least “[***]” by Fitch, and which is (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any State, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (D) a subsidiary of a bank holding company, and as to which the Rating Agency has indicated that the use of such account shall not cause the withdrawal of its rating on the Loan, (ii) a segregated trust account or accounts, which account(s) is governed by Title 12 section 9.10(b) of the U.S. Code of Federal Regulations, or a similar U.S. state law, and which is maintained with or by the trust department of a federal or State chartered depository institution, having capital and surplus of not less than $[***], acting in its fiduciary capacity, and acceptable to the Rating Agency or (iii) with respect to the Consumer Obligor Security Deposit Account, JPMorgan Chase Bank, N.A.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Eligible Investments” means any one or more of the following obligations or securities:

(i) (A) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (B) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P and Fitch; and (C) evidence of ownership of a proportionate interest in specified obligations described in (A) and/or (B) above;

(ii) demand, time deposits, money market deposit accounts, certificates of deposit of, and federal funds sold by, depository institutions or trust companies (including the Agent acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of the Borrower’s investment or contractual commitment to invest therein, a short term unsecured debt rating of “[***]” by S&P and “[***]” by Fitch, and a maturity of no more than 365 days;

(iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a rating of no less than “[***]” by S&P and “[***]” or “[***]” by Fitch and a maturity of no more than 365 days;

(iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Borrower, but including the Agent, acting in its commercial capacity), incorporated under the laws of the United States of America or any State thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of “[***]” by S&P and “[***]” or “[***]” by Fitch, and a maturity of no more than 365 days;

(v) money market mutual funds, including, without limitation, those of the Agent or any Affiliate thereof, or any other mutual funds registered under the 1940 Act which invest only in other Eligible Investments, having a rating, at the time of such investment, in the highest rating category by S&P and Fitch, including any fund for which the Agent or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (A) the Agent or an Affiliate thereof, charges and collects fees and expenses from such funds for services rendered, (B) the Agent or an affiliate thereof, charges and collects fees and expenses for services rendered under the Transaction Documents and (C) services performed for such funds and pursuant to the Transaction Documents may converge at any time;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(vi) repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to repurchase such obligations at the time have a credit rating of no less than “[***]” by S&P and “[***]” or “[***]” by Fitch and a maturity of no more than 365 days; and

(vii) any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than “[***]” by S&P and “[***]” or “[***]” by Fitch and a maturity of no more than 365 days.

The Agent, or an Affiliate thereof may charge and collect such fees from such funds as are collected customarily for services rendered to such funds (but not to exceed investments earnings thereon). The Agent may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments in an Account shall be made in the name of the Agent for the benefit of the Secured Parties.

“Eligible Letter of Credit Bank” means a financial institution having total assets in excess of $[***] and with a long term rating of at least “[***]” by S&P and a short term rating of at least “[***]” by S&P and a long term rating of at least “[***]” by Fitch or a short term rating of at least “[***]” by Fitch. If the issuer of the Letter of Credit fails to be an Eligible Letter of Credit Bank on any date, the Agent will be required, upon written direction of the Borrower, the Manager or the Controlling Party, to draw on the full amount of the Letter of Credit and deposit the proceeds into the Reserve Account or Equipment Replacement Reserve Account, as applicable.

“Eligible Solar Loan” means a Solar Loan meeting, as of the related Cut-Off Date (or as of the Closing Date or related Transfer Date where so provided), all of the requirements set forth in Exhibit A of the Contribution Agreement (including, for the avoidance of doubt, the Minimum Eligibility Criteria (as defined in the Loan Guarantee Agreement).

“Energy Efficiency Upgrades” means energy efficiency upgrades offered to Consumer Obligors in connection with Customer Contracts, including thermostats, LED or other energy efficient light bulbs, showerheads, power strips, faucet aerators, staircase covers, blown attic insulation, water heater insulation and attic baffles.

“Entrenched Conditions” means, with respect to the Loan Documents, the provisions set forth in Exhibit G of the Loan Agreement.

“eOriginal” means eOriginal, Inc., a Delaware corporation, and its successors in interest or such other electronic document storage provider as may be mutually agreed upon by the Borrower, the Agent (acting at the direction of the Controlling Party) and the Custodian.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Equipment Replacement Reserve Account” means the segregated trust account with that name established with the Agent (or such successor bank, if applicable) in the name of the Agent on behalf of the Secured Parties and maintained pursuant to Section 5.01(a) of the Loan Agreement.

“Equipment Replacement Reserve Deposit” means (i) prior to the Anticipated Repayment Date, $[***] and (ii) on and after the Anticipated Repayment Date, an amount equal to the lesser of (a) the sum of: (i) the product of (A) one-twelfth of $[***] and (B) the aggregate DC nameplate capacity (measured in kW) of all the PV Systems related to the Solar Loans owned by the Borrower (excluding Defaulted Solar Loans in respect of PV Systems related to PV Solar Loans or PV/BESS Solar Loans that are not operational and not in the process of being removed) on the related Determination Date and (ii) the product of (A) one-twelfth of $[***] and (B) the aggregate storage capacity (measured in kWh) of the batteries included in BESS Systems related to Solar Loans owned by the Borrower (excluding Defaulted Solar Loans in respect of BESS Systems related to PV/BESS Solar Loans or BESS Solar Loans that are not operational and not in the process of being removed) on the related Determination Date; and (b) (1) the Equipment Replacement Reserve Required Balance as of the related Determination Date, minus (2) the amount on deposit in the Equipment Replacement Reserve Account as of the related Determination Date, provided that the Equipment Replacement Reserve Deposit shall not be less than $[***].

“Equipment Replacement Reserve Required Balance” means, for any Payment Date, an amount equal to the sum of (a) the product of (1) $[***] and (2) the aggregate DC nameplate capacity (measured in kW) of all PV Systems related to the Solar Loans owned by the Borrower (excluding Defaulted Solar Loans in respect of PV Systems related to PV Solar Loans or PV/BESS Solar Loans that are not operational and not in the process of being removed) on the related Determination Date that have related Customer Contracts with remaining terms that exceed the remaining terms of the related Manufacturer Warranty for the Inverter associated with such PV System and (b) the product of (1) $[***] and (2) the aggregate storage capacity (measured in kWh) of the batteries included in BESS Systems related to Solar Loans owned by the Borrower (excluding Defaulted Solar Loans in respect of BESS Systems related to PV/BESS Solar Loans or BESS Solar Loans that are not operational and not in the process of being removed) on the related Determination Date that have related Customer Contracts with remaining terms that exceed the remaining terms of the related Manufacturer Warranty for such BESS System.

“Equity Distribution Certificate” means a certificate substantially in the form set forth in Exhibit D to the Loan Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended or supplemented.

“ESIGN Act” means the Electronic Signatures in Global and National Commerce Act, as such act may be amended or supplemented from time to time.

“Event of Default” has the meaning set forth in Section 9.01 of the Loan Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Event of Loss” means, with respect to a PV System or BESS System, a loss that is deemed to have occurred with respect to a PV System or BESS System if such PV System or BESS System, as applicable, is damaged or destroyed by fire, theft or other casualty and such PV System or BESS System, as applicable, has become inoperable because of such events.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Extraordinary Expenses” means, in connection with any technical, financial, legal or other difficulty experienced by the Borrower or its affiliates (e.g., engineering failure or financial workouts) that requires the Guarantor to incur time or expenses (including third-party expenses) beyond standard monitoring and administration of the Transaction Documents and the Guarantee Issuance Agreement, the amounts that the Guarantor reasonably determines are required to: (i) reimburse the Guarantor’s additional internal administrative costs (including any costs to determine whether an amendment or modification would be required that could constitute a “modification” (as defined in section 502(9) of FCRA)); and (ii) any related fees and expenses of the Guarantor Consultants to the extent not paid directly by on or behalf of the Borrower.

“Facility” means the Loan Agreement together with all other Transaction Documents.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the Loan Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any intergovernmental agreements between the United States and another country which modify the provisions of the forgoing.

“FATCA Withholding Tax” means any withholding or deduction made pursuant to FATCA in respect of any payment.

“FCRA” means the Federal Credit Reform Act of 1990, P.L. 101-508, 104 Stat. 1388-609 (1990), as amended by P.L. 105-33, 111 Stat. 692 (1997).

“Financing Statements” means, collectively, the Sunnova Intermediate Holdings Financing Statement, the Sunnova Hestia Holdings Financing Statement, the Depositor Financing Statement, the Capital Markets Issuer Financing Statement, the Lender Financing Statement and the Borrower Financing Statement.

“Fitch” means Fitch Ratings, Inc. and its successors and assigns.

“Force Majeure Event” means any event or circumstances beyond the reasonable control of and without the fault or negligence of the Person claiming such Force Majeure Event. It shall include, without limitation, failure or interruption of the production, delivery or acceptance of electricity due to: an act of god; war (declared or undeclared); sabotage; riot; insurrection; civil unrest or disturbance; military or guerilla action; terrorism; economic sanction or embargo; civil strike, work stoppage, slow-down, or lock-out; explosion; fire; epidemic; pandemic; earthquake; abnormal weather condition or actions of the elements; hurricane; flood; lightning; wind; drought; the binding order of any Governmental Authority

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(provided that such order has been resisted in good faith by all reasonable legal means); the failure to act on the part of any Governmental Authority (provided that such action has been timely requested and diligently pursued); unavailability of electricity from the utility grid, equipment, supplies or products (but not to the extent that any such availability of any of the foregoing results from the failure of the Person claiming such Force Majeure Event to have exercised reasonable diligence); and failure of equipment not utilized by or under the control of the Person claiming such Force Majeure Event.

“GAAP” means (i) generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied and (ii) upon mutual agreement of the parties, internationally recognized generally accepted accounting principles, consistently applied.

“Governmental Authority” means any national, State or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including any zoning authority, the Federal Energy Regulatory Commission, the relevant State commissions, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

“Grant” means to pledge, create and grant a Lien on and with regard to property. A Grant of a Solar Loan or of any other instrument shall include all rights, powers and options of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments in respect of such collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Grid Services” means any grid services (including, but not limited to, resource adequacy, operating reserves, and load relief), energy services (including, but not limited to, demand reduction, energy injection, and energy consumption) and ancillary services (including, but not limited to, primary and secondary frequency response, frequency regulation, and voltage support); provided, however, that Grid Services shall not include the sale of energy to a Consumer Obligor pursuant to any Customer Contract.

“Grid Services Agreement” means any grid services or similar agreement or addendum providing for Grid Services Revenue entered into by a Consumer Obligor, the Servicer or its Affiliates.

“Grid Services Revenue” means any payments or revenue received from the sale or provision of Grid Services from a Consumer Obligor’s PV System or BESS System to public utilities, independent power producers, retail energy providers, regional transmission organizations, energy trading companies, or other entities from time to time, including, without limitation, pursuant to the Sunnova Connected Solutions program.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Guarantee Demand Request” means a demand for the Guarantor to pay Guaranteed Amounts, in the form of Exhibit C to the Guarantee Issuance Agreement.

“Guarantee Issuance Agreement” means that certain Guarantee Issuance Agreement, dated as of the Closing Date, by and among the Guarantor, the Lender, the Borrower, Sunnova Management, Sunnova Energy and the Agent.

“Guaranteed Amount” has the meaning set forth in the Guarantee Issuance Agreement.

“Guaranteed Excess Interest Amounts” has the meaning set forth in Section 5.14(e) of the Loan Agreement.

“Guaranteed Interest Amount” means an amount equal to the product of (i) the Initial Guarantee Percentage Interest and (ii) the sum of the Interest Distribution Amount for Component 1 and the Interest Distribution Amount for Component 2.

“Guaranteed Interest Amounts (Component 1)” has the meaning set forth in Section 5.14(e) of the Loan Agreement.

“Guaranteed Principal Amount” means (i) any repayment of principal with respect to Component 1 (a) upon the Maturity Date or (b) upon the occurrence of an Event of Default and acceleration under the Loan Agreement and (ii) any required Component 1 Parity Principal Payments.

“Guarantor” means the DOE.

“Guarantor Consultants” has the meaning set forth in the Guarantee Issuance Agreement.

“Guarantor Payment Account” has the meaning set forth in the Indenture.

“Guarantor Reimbursable Amounts” means amounts due to the Guarantor in respect of (i) the DOE Component and (ii) reimbursement for any amounts paid under the Guarantee Issuance Agreement in respect of Guaranteed Interest Amounts plus, to the extent permitted by law, interest on such amounts described in clauses (i) and (ii) at the DOE Component Rate.

“Highest Lawful Rate” has the meaning set forth in the Contribution Agreement.

“Indenture” means (i) that certain indenture, dated as of the Closing Date, between the initial Capital Markets Issuer and the Indenture Trustee or (ii) any debenture entered into between a subsequent Capital Markets Issuer and the Indenture Trustee in connection with a Permitted Refinancing.

“Indenture Trustee” means Wilmington Trust, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter “Indenture Trustee” means such successor Person in its capacity as indenture trustee.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Indenture Trustee Fee” means, for each Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to $[***].

“Independent Accountant” means a nationally recognized firm of public accountants selected by the Servicer; provided that such firm is independent with respect to the Servicer within the meaning of the Securities Act.

“Independent Engineer” has the meaning set forth in the Guarantee Issuance Agreement.

“Initial Component 2 Percentage Interest” means 10%.

“Initial Cut-Off Date” means August 31, 2023.

“Initial Guarantee Percentage Interest” means 90%.

“Initial Outstanding Component 1 Balance” has the meaning set forth in Section 2.01 of the Loan Agreement.

“Initial Outstanding Component 2 Balance” has the meaning set forth in Section 2.01 of the Loan Agreement.

“Initial Outstanding DOE Component Balance” has the meaning set forth in Section 2.01 of the Loan Agreement.

“Initial Outstanding Loan Balance” has the meaning set forth in Section 2.01 of the Loan Agreement.

“Initial Percentage Interest Distribution Methodology” means a pro rata allocation of principal payments in respect Component 1 and Component 2 based on the Initial Guarantee Percentage Interest of such available amount and the Initial Component 2 Percentage Interest of such amounts.

“Initial Purchasers” has the meaning set forth in the Indenture.

“Initial Solar Loan” means a solar loan identified on the Schedule of Solar Loans conveyed to the Borrower on the Closing Date.

“Insight Engine License” means Sunnova Energy’s purpose-built behavior modification software designed to improve Consumer Obligor’s insights regarding their power usage and facilitate demand response behavior.

“Insolvency Event” means, with respect to a specified person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such person or any substantial part of its property in an involuntary case under the bankruptcy code or any other applicable insolvency law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such person or for any substantial part of its

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

property, or ordering the winding up or liquidation of such person’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) days; or (b) the commencement by such person of a voluntary case under any applicable insolvency law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under any such law, or the consent by such person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such person or for any substantial part of its property, or the making by such person of any general assignment for the benefit of creditors, or the failure by such person generally to pay its debts as such debts become due, or the taking of action by such person in furtherance of any of the foregoing.

“Insolvency Proceeding” means any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceedings.

“Insurance Policy” means, with respect to any PV System and/or BESS System, any insurance policy benefiting the Manager or the owner of such PV System and/or BESS System and providing coverage for loss or physical damage, credit life, credit disability, theft, mechanical breakdown, gap or similar coverage with respect to such PV System and/or BESS System or the related Consumer Obligor.

“Insurance Proceeds” means any funds, moneys or other net proceeds received by the Borrower as the payee in connection with the physical loss or damage to a PV System and/or BESS System, a loss of revenue associated with a PV System and/or BESS System or any other insurable event, including any incident that will be covered by the insurance coverage paid for and maintained by the Manager on the Borrower’s behalf.

“Interconnection Agreement” means, with respect to a PV System, a contractual obligation between a utility and a Consumer Obligor and/or an Affiliate of Sunnova Energy on behalf of a Consumer Obligor, as applicable, that allows the Consumer Obligor to interconnect such PV System and, if applicable, any related BESS System to the utility electrical grid.

“Interest Accrual Period” means for any Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date and in each case will be deemed to be a period of 30 days, except that the Interest Accrual Period for the first Payment Date shall be the number of days (assuming twelve 30-day months) from and including the Closing Date to, but excluding, the first Payment Date.

“Interest Distribution Amount” means with respect to each Component and any Payment Date, an amount equal to the sum of (a) interest accrued during the related Interest Accrual Period at the related Loan Component Rate on the Outstanding Loan Balance of such Component immediately prior to such Payment Date and (b) the amount of unpaid Interest Distribution Amount for such Component from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Loan Component Rate. For the avoidance of doubt, Interest Distribution Amounts do not include any Post-ARD Additional Interest Amounts or Deferred Post-ARD Additional Interest Amounts.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Intermediate Company” means each of Sunnova Intermediate Holdings, Sunnova Hestia Holdings and the Depositor.

“Inverter” means, with respect to a PV System, the necessary device(s) required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by a Consumer Obligor’s home or property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.

“KBRA” means Kroll Bond Rating Agency, LLC, and its successors and assigns.

“Lender” has the meaning set forth in the introductory paragraph of the Loan Agreement.

“Lender Account” means the Notes Distribution Account.

“Lender Financing Statement” shall mean a UCC-1 financing statement naming the Borrower as the secured party and the Lender as debtor.

“Lender Tax Identification Information” means properly completed, duly executed and valid tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a “United States person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code).

“Letter of Credit” means any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Borrower to the Agent, for the benefit of the Secured Parties, in lieu of or in substitution for moneys otherwise required to be deposited in the Reserve Account or the Equipment Replacement Reserve Account, as applicable, which Letter of Credit is to be as held an asset of the Reserve Account or the Equipment Replacement Reserve Account, as applicable.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, charge, security interest, easement or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected or effective under Applicable Law.

“Loan” has the meaning set forth in recitals of the of the Loan Agreement.

“Loan Agreement” means that certain Loan and Security Agreement, dated as of the Closing Date, by and among the Borrower, the Lender, the Agent and the Guarantor.

“Loan Component Rate” means the Component 1 Rate, the Component 2 Rate or the DOE Component Rate, as applicable.

“Loan Documents” means, collectively, the Loan Agreement, the Loan Note, the Management Agreement, the Servicing Agreement, the Custodial Agreement, the Performance Guaranty, the Guarantee Issuance Agreement, the Account Control Agreement, and the Contribution Agreement and any other agreements, instruments, certificates or documents delivered thereunder or in connection therewith, and “Loan Document” shall mean any of the Loan Documents.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Loan Guarantee Agreement” means that certain Loan Guarantee Agreement, dated as of September 27, 2023, by and between the Guarantor and Sunnova Energy.

“Loan Note” means the Loan Note of the Borrower in the form of Exhibit A to the Loan Agreement, payable to the order of the Lender for the benefit of itself and the Guarantor pursuant to the Loan Agreement, in the aggregate face amount of the Initial Outstanding Loan Balance, evidencing the aggregate indebtedness of the Borrower to the Lender.

“Lockbox Account” means that certain account established at the Lockbox Bank and maintained in the name of the Borrower (subject to the Account Control Agreement) and to which the Servicer has instructed all Consumer Obligors to direct any and all payments required to be made pursuant to the related Customer Contract or in connection with the related Solar Loan.

“Lockbox Account Retained Balance” means the amount as set forth in the Account Control Agreement for the payment of Lockbox Bank Fees and Charges.

“Lockbox Bank” means, initially, (i) J.P. Morgan Chase Bank, N.A. and (ii) thereafter any institution that has opened an Eligible Account in the name of the Borrower (subject to the Account Control Agreement) to which the Servicer has instructed all Consumer Obligors to direct any and all payments required to be made pursuant to the related Customer Contract or in connection with the related Solar Loan.

“Lockbox Bank Fees and Charges” means those debits from the Lockbox Account expressly permitted under the Account Control Agreement.

“Maintenance Fee” has the meaning set forth in the Loan Guarantee Agreement.

“Maintenance Log” has the meaning set forth in Exhibit A of the Management Agreement.

“Management Agreement” means that certain management agreement, dated as of the Closing Date, by and among the Borrower, the Manager, Transition Manager and the Agent.

“Management Services” has the meaning set forth in Section 2.1(a) of the Management Agreement.

“Management Standard” has the meaning set forth in Section 2.1(a) of the Management Agreement.

“Manager” means Sunnova Management as the initial Manager or any other Replacement Manager acting as Manager pursuant to the Management Agreement. Unless the context otherwise requires, “Manager” also refers to any Replacement Manager appointed pursuant to the Management Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Manager Extraordinary Expenses” means (a) extraordinary expenses incurred by the Manager in accordance with the Management Standard in connection with (i) its performance of maintenance and operations services on a PV System or BESS System on an emergency basis in order to prevent serious injury, loss or damage to persons or property (including any injury, loss or damage to a PV System or BESS System caused by the Consumer Obligor), (ii) any litigation, arbitration or enforcement proceedings pursued by the Manager in respect of Manufacturer Warranties or Dealer Warranties, (iii) any litigation, arbitration or enforcement proceeding pursued by the Manager in respect of a Customer Contract, or (iv) the replacement of Inverters or BESS Systems (or components thereof) that do not have the benefit of a Manufacturer Warranty or Dealer Warranty, to the extent not reimbursed from the Equipment Replacement Reserve Account; (b) to the extent (i) a PV System or BESS System suffers an Event of Loss, (ii) Insurance Proceeds are reduced by any applicable deductible and (iii) the Manager incurs costs related to the repair, restoration, replacement or rebuilding of such PV System or BESS System in excess of the Insurance Proceeds that the Manager receives, an amount equal to the lesser of such excess and the applicable deductible; and (c) all fees, expenses and other amounts that are paid by the Manager on behalf of the Borrower and incurred in connection with the operation or maintenance of the Solar Loans or the Transaction Documents, including (i) fees, expenses and other amounts paid to attorneys, accountants and other consultants and experts retained by the Borrower and (ii) any sales, use, franchise or property taxes that the Manager pays on behalf of the Borrower.

“Manager Fee” means for each Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to the product of (i) one-twelfth of the O&M Fee Base Rate and (ii) the sum of (1) the aggregate DC nameplate capacity (measured in kW) of all PV Systems related to the Solar Loans owned by the Borrower as of the first day of the related Collection Period (excluding PV Systems related to Defaulted Solar Loans that are not operational and not in the process of being removed, repaired or replaced) and (2) [***] kW multiplied by the number of BESS Solar Loans owned by the Borrower as of the first day of the related Collection Period (excluding Defaulted Solar Loans for which the related BESS System is not operational and not in the process of being removed, repaired or replaced).

“Manager Termination Event” has the meaning set forth in Section 7.1 of the Management Agreement.

“Manufacturer Warranty” means any warranty given by a manufacturer of a PV System or BESS System relating to such PV System or BESS System or, in each case any part or component thereof.

“Material Adverse Effect” means, with respect to any Person, any event or circumstance, individually or in the aggregate, having a material adverse effect on any of the following: (i) the business, property, operations or financial condition of such Person or the Collateral, (ii) the ability of such Person to perform its respective obligations under the Transaction Documents (including the obligation to make any payments) or (iii) the priority or enforceability of any Lien in favor of the Agent.

“Maturity Date” means the Payment Date occurring in September 2050.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Merchant Processing Amounts” means amounts charged against all collected funds in the Lockbox Account by third party merchant processing service providers with respect to processing fees and Consumer Obligor chargebacks.

“Monthly Manager Report” means a report substantially in the form of Exhibit D to the Management Agreement, delivered to the Borrower, the Agent, the Servicer, the Back-Up Servicer, the Transition Manager, the Rating Agency and the Guarantor by the Manager pursuant to the Management Agreement.

“Monthly Risk-Based Charge” means, for each Payment Date, an amount equal to: the product of (i) one-twelfth, (ii) [***]% and (iii) the Outstanding Component 1 Balance (after giving effect to the application of Borrower Available Funds on such Payment Date).

“Monthly Servicer Report” means a report substantially in the form of Exhibit D to the Servicing Agreement, delivered to the Borrower, the Agent, the Manager, the Back-Up Servicer, the Transition Manager, the Rating Agency and the Guarantor by the Servicer pursuant to the Servicing Agreement.

“Net Metering Agreement” means, with respect to a PV System, a contractual obligation between a utility and a Consumer Obligor and/or an Affiliate of Sunnova Energy on behalf of a Consumer Obligor, as applicable, that allows the Consumer Obligor to offset its regular utility electricity purchases by receiving a bill credit at a specified rate for energy generated by such PV System that is exported to the utility electrical grid and not consumed by the Consumer Obligor on its property. A Net Metering Agreement may be embedded or acknowledged in an Interconnection Agreement.

“New York UCC” shall have the meaning set forth in Section 5.01(g)(ii)(f) of the Loan Agreement.

“Notes” has the meaning set forth in the Indenture.

“Notes Distribution Account” has the meaning set forth in the Indenture.

“Notice of Voluntary Prepayment” means the notice in the form of Exhibit C to the Loan Agreement.

“O&M Fee Base Rate” means $[***] and on each annual anniversary of the initial Determination Date will be increased by [***]%.

“Offering Circular” means (i) that certain confidential offering circular dated October 18, 2023 related to the Notes or (ii) any confidential offering circular relating to notes offered by a subsequent Capital Markets Issuer in connection with a Permitted Refinancing.

“Officer’s Certificate” means a certificate signed by an Authorized Officer or a Responsible Officer, as the case may be.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Ongoing Expenses” means ongoing documented third-party fees and expenses paid, including all Periodic Expenses, or incurred in connection with: (i) any ongoing due diligence of the Sponsor and the transactions contemplated by the Loan Guarantee Agreement; (ii) the administration, preservation in full force and effect, enforcement and monitoring of the transactions contemplated by the Loan Guarantee Agreement throughout the term of the Loan Guarantee Agreement; (iii) any waiver, consent, amendment or modification to, or the preservation of any right or claim under the Program Documents; (iv) the administration, preservation and enforcement of the Program Documents and the Guarantor’s rights thereunder, including during any distressed asset scenario experienced by the Borrower or its affiliates or the Loan relating to technical, financial, or legal matters or other events; (v) any Permitted Refinancing; (vi) any Extraordinary Expenses; and (vii) any other fees or expenses not contemplated in the Loan Guarantee Agreement and incurred in the Guarantor’s reasonable discretion for the purposes of its ongoing involvement with respect to the transactions contemplated by the Loan Guarantee Agreement, in each case, such fees and expenses to include all fees and expenses of the Independent Engineer and other independent consultants and advisors (including legal counsel) retained at the Guarantor’s discretion.

“Opinion of Counsel” means a written opinion of counsel who may be outside counsel for the Borrower or the Agent or other counsel and who shall be reasonably satisfactory to the Agent, which shall comply with any applicable requirements of Section 12.02 of the Loan Agreement and which shall be in form and substance satisfactory to the Agent.

“Ordinary Course of Business” means the ordinary conduct of business consistent with custom and practice for, as the context may require, the rooftop and ground mounted solar businesses (including with respect to quantity and frequency) of the Borrower and its Affiliates.

“Originator” means Sunnova Energy in its capacity as originator of Solar Loans.

“Outstanding Component 1 Balance” means, as of any date of determination, (i) the Initial Outstanding Component 1 Balance minus (ii) all principal payments made on Component 1 as of such date of determination including, for the avoidance of doubt, all payments made by the Guarantor as principal under the Guarantee Issuance Agreement and any portion of Voluntary Prepayments attributable to the Outstanding Component 1 Balance plus (iii) any amounts reinstated pursuant to Section 2.05 of the Loan Agreement.

“Outstanding Component 2 Balance” means, as of any date of determination, (i) the Initial Component 2 Balance minus (ii) all principal payments made on Component 2 as of such date of determination including, for the avoidance of doubt, any portion of Voluntary Prepayments attributable to the Outstanding Component 2 Balance.

“Outstanding DOE Component Balance” means, as of any date of determination, (i) the Initial DOE Component Balance plus (ii) all principal payments made by the Guarantor under the Guarantee Issuance Agreement with respect to the Loan as of such date of determination minus (iii) all principal payments made towards repayment of the DOE Component as of such date of determination, including, for the avoidance of doubt, any portion of Voluntary Prepayments attributable to the Outstanding DOE Component Balance minus (iv) any reductions made pursuant to Section 2.05 of the Loan Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Outstanding Loan Balance” means, as of any date of determination, the sum of the Outstanding Component 1 Balance, the Outstanding Component 2 Balance and the Outstanding DOE Component Balance, in each case, as of such date of determination.

“Parts” means components of a PV System and/or BESS System.

“Payment Date” means the 20th day of each calendar month during which the Loan remains Outstanding, beginning in December 2023; provided, however, that if any such day is not a Business Day, then the payments due thereon shall be made on the next succeeding Business Day.

“PDF Form” means those documents in “portable document format” delivered to the Custodian via electronic transmission.

“Percentage Interest” means, as of any date of determination, (i) with respect to Component 1, an amount equal to (a) the Outstanding Component 1 Balance as of such date of determination, divided by (b) the sum of the Outstanding Component 1 Balance and the Outstanding DOE Component Balance (expressed as a percentage), in each case, as of such date of determination multiplied by (c) the Initial Guarantee Percentage Interest, (ii) with respect to Component 2, the Initial Component 2 Percentage Interest and (iii) with respect to the DOE Component, an amount equal to: (a) the Outstanding DOE Component Balance as of such date of determination, divided by (b) the sum of the Outstanding Component 1 Balance and the Outstanding DOE Component Balance (expressed as a percentage), in each case, as of such date of determination multiplied by (c) the Initial Guarantee Percentage Interest.

“Perfection UCCs” means, with respect to the Conveyed Property and the Collateral, (i) the date-stamped copy of the filed Sunnova Intermediate Holdings Financing Statement, Sunnova Hestia Holdings Financing Statement, Depositor Financing Statement, Capital Markets Issuer Financing Statement and Lender Financing Statement covering such Solar Loan and the related Conveyed Property and (ii) the date-stamped copy of the filed Borrower Financing Statement covering the Collateral and (iii) the date-stamped copy of the filed Termination Statements releasing the Liens held by creditors of Sunnova Energy, its Affiliates or any other Person (other than as expressly contemplated by the Transaction Documents) covering such Solar Loan and the related Conveyed Property, or, in the case of (iii) above, a copy of search results performed and certified by a national search company indicating that such Termination Statements have been filed in the UCC filing offices of the States in which the Financing Statements being terminated were originally filed.

“Performance Guarantor” means Sunnova Energy in its capacity as Performance Guarantor under the Performance Guaranty.

“Performance Guaranty” means the performance guaranty, dated as of the Closing Date, made by the Performance Guarantor for the benefit of the Agent, the Lender, and the Borrower.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Periodic Expenses” means all of the following amounts from time to time due under or in connection with the Program Documents or the loan documents related to any Guarantee Issuance Agreement: (i) recordation and other costs, fees and charges in connection with the execution, delivery, filing, registration, or performance of the Program Documents or the loan documents related to any Guarantee Issuance Agreement or the perfection of the security interests in the collateral; (ii) fees, charges, and expenses of any Guarantor Consultants; (iii) other fees, charges, expenses and other amounts from time to time due under or in connection with the Program Documents or the loan documents related to any Guarantee Issuance Agreement; and (iv) Extraordinary Expenses.

“Permits” means, with respect to any PV System or BESS System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System or BESS System.

“Permitted Equity Contribution Amount” has the meaning set forth in Section 5.08(a) of the Loan Agreement.

“Permitted Equity Distribution” means a distribution made in accordance with Section 5.07(xix)(a) of the Loan Agreement.

“Permitted Liens” means (i) any lien for taxes, assessments and governmental charges or levies not yet due and payable, already paid or which are being contested in good faith by appropriate proceedings, (ii) any other lien or encumbrance arising under or permitted by the Transaction Documents, (iii) to the extent a PV System or BESS System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC fixture filing and (iv) any rights of Consumer Obligors under the Customer Contracts.

“Permitted Refinancing” has the meaning set forth in the Loan Guarantee Agreement.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, limited liability partnership, joint stock company, trust (including any beneficiary thereof), unincorporated organization or Governmental Authority.

“Physical Form” means a document maintained in physical paper form or a document previously maintained in Electronic Form which has been transferred to Physical Form.

“Post-ARD Additional Interest Amounts” has the meaning set forth in Section 2.04(c) of the Loan Agreement.

“Post-ARD Additional Interest Rate” means, for Component 1 and Component 2, an annual rate corresponding to the “Post-ARD Additional Interest Rate” of the related ABS Notes.

“Post-ARD Spread” has the meaning set forth in the Indenture.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Post-Closing Date Certification” has the meaning set forth in Section 4(b) of the Custodial Agreement.

“Post-Transfer Date Certification” has the meaning set forth in Section 4(d) of the Custodial Agreement.

“Potential Default” means any event or condition which with notice, passage of time or both would constitute an Event of Default.

“PR Easy Own Plan Solar Loan” means an Easy Own Plan Solar Loan originated after June 30, 2018 for a home located in Puerto Rico for which there is no Section 25D Credit Payment Date.

“Prepayment Lockout Period” means the period from and including the Closing Date through and including the Payment Date occurring in May 2029.

“Principal Distribution Amount” means (i) with respect to any Payment Date during a Regular Amortization Period, the sum of (a) the amount by which (1) the sum of (x) the Outstanding Loan Balance as of the last day of the related Collection Period and (y) the Target Overcollateralization Amount exceeds (2) the Aggregate Solar Loan Balance as of the last day of the related Collection Period; or (ii) with respect to any Payment Date during an Amortization Period, an amount equal to the lesser of (a) the entire amount of remaining Borrower Available Funds after making provisions for payments and distributions required under clauses (i) through (vii) of the Priority of Payments on such Payment Date and (b) the Outstanding Loan Balance; provided, however, in each case, the Principal Distribution Amount shall not exceed the Outstanding Loan Balance as of such Payment Date prior to any distributions made on such Payment Date; provided, further, if the sum of Borrower Available Funds plus the amount on deposit in the Reserve Account, the Equipment Replacement Reserve Account and the Section 25D Interest Account is greater than or equal to the sum of (a) the payments and distributions required under clauses (i) through (vii) of the Priority of Payments, (b) the Outstanding Loan Balance as of such Payment Date prior to any distributions made on such Payment Date and (c) all Loan Post-ARD Additional Interest Amounts and Deferred Post-ARD Additional Interest Amounts, then the Principal Distribution Amount shall equal the Outstanding Loan Balance as of such Payment Date prior to any distributions made on such Payment Date. For the avoidance of doubt, where an Amortization Event has occurred and is continuing, Principal Distribution Amounts will only be due to the extent there are Borrower Available Funds remaining after application of clauses (i) through (vii) of the Priority of Payments on such Payment Date.

“Priority of Payments” has the meaning set forth in Section 5.07 of the Loan Agreement.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Production Guaranty” means, with respect to a PV System, an agreement in the form of a production warranty between the Consumer Obligor and Sunnova Energy (which may be an exhibit to a Customer Contract), in connection with the performance and installation of the related PV System (which, may include a production guaranty that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period for the PV Systems related to the Solar Loan and compensates the Consumer Obligor for a shortfall).

“Program Documents” has the meaning set forth in the Loan Guarantee Agreement.

“Project” means a PV System and/or BESS System, the associated Real Property Rights, rights under the applicable Customer Contracts and all other related rights to the extent applicable thereto including, without limitation, all Parts and manufacturers’ warranties and rights to access Consumer Obligor data.

“Prudent Industry Practices” means the practices, methods, acts and equipment (including but not limited to the practices, methods, acts and equipment engaged in or approved by a prudent, experienced participant in the renewable energy electric generation industry operating in the United States) that, at a particular time, in the exercise of reasonable judgment in light of the facts known or that reasonably should have been known at the time a decision was made, would have been expected to accomplish the desired result in a manner that complies with, and is otherwise consistent with, Applicable Law (including, for the avoidance of doubt all Consumer Protection Laws), Permits, codes and standards, equipment manufacturer’s recommendations, reliability, safety and environmental protection.

“PTO” means, with respect to a PV System, the receipt of permission to operate from the related local utility or Governmental Authority in writing or in such other form as is customarily given by the related local utility or Governmental Authority.

“PV Solar Loan” means a Solar Loan used to finance the acquisition and installation of a PV System, and, if applicable, related Ancillary PV System Components and the licensing of an Insight Engine License.

“PV System” means, a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time).

“PV/BESS Solar Loan” means a Solar Loan used to finance the acquisition and installation of a PV System and BESS System, and, if applicable, related Ancillary PV System Components and the licensing of an Insight Engine License.

“Qualified Service Provider” means an Independent Accountant or other service provider.

“Qualified Service Provider Report” has the meaning set forth in Section 6.3(b) of the Servicing Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Qualified Substitute Solar Loan” means a Solar Loan that meets each of the following criteria as of the related Transfer Date: (i) qualifies as an Eligible Solar Loan, (ii) the Consumer Obligors related to the Qualified Substitute Solar Loans transferred to the Borrower on such Transfer Date have a weighted average credit score (as of the date of origination of such Qualified Substitute Solar Loans) greater than or equal to the weighted average credit score of the Consumer Obligors related to the related Replaced Solar Loans (as of the date of origination of such Replaced Solar Loans), (iii) the Qualified Substitute Solar Loans transferred to the Borrower on such Transfer Date have a weighted average current interest rate that is greater than or equal to the weighted average current interest rate of the related Replaced Solar Loans, (iv) the Qualified Substitute Solar Loans transferred to the Borrower on such Transfer Date shall not cause the percentage concentration (measured by Solar Loan Balance as a percentage of the Aggregate Solar Loan Balance) of all Solar Loans owned by the Borrower on such Transfer Date (including for the avoidance of doubt, any Qualified Substitute Solar Loans transferred to the Borrower on such Transfer Date) for which the Related Property is located in any one state or territory (including Puerto Rico) to exceed [***]%, (v) the Qualified Substitute Solar Loans transferred to the Borrower on such Transfer Date shall not cause the percentage (measured by Solar Loan Balance as a percentage of the Aggregate Solar Loan Balance) of all Solar Loans (including for the avoidance of doubt, any Qualified Substitute Solar Loans transferred to the Borrower on such Transfer Date) that are PV/BESS Solar Loans or BESS Solar Loans to exceed [***]%, (vi) does not have a remaining term to maturity later than the Maturity Date and (vii) if the Section 25D Credit Payment Date for such Qualified Substitute Solar Loan shall not have occurred prior to such Transfer Date, the necessary amount shall have been deposited into the Section 25D Interest Account.

“Racking System” means, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the site where the PV System is located.

“Rating Agency” means KBRA.

“Real Property Rights” means all real property rights contained in the Customer Contracts, if any.

“Rebate” means any rebate by an electric distribution company, or state or local governmental authority or quasi-governmental agency as an inducement to install or use a PV System, paid upon such PV System being placed in service.

“Regular Amortization Period” means any period which is not an Amortization Period.

“Related Property” means, with respect to a Solar Loan, the real property on which the related PV System and/or BESS System is installed.

“Removal Policy” means the Manager’s internal removal policy attached as Exhibit B to the Management Agreement.

“Replaced Solar Loan” means a Defective Solar Loan or a Defaulted Solar Loan for which the Depositor has substituted a Qualified Substitute Solar Loan pursuant to the Contribution Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Replacement Manager” means any Person appointed to replace the Manager and to assume the obligations of Manager under the Management Agreement.

“Replacement Servicer” means any Person appointed to replace the Servicer and to assume the obligations of Servicer under the Servicing Agreement.

“Repurchase Price” means for a Defective Solar Loan or Defaulted Solar Loan an amount equal to sum of (i) the Solar Loan Balance of such Solar Loan immediately prior to becoming a Defective Solar Loan or Defaulted Solar Loan and (ii) any accrued and unpaid interest then due and payable on such Defective Solar Loan or Defaulted Solar Loan through the date such Defective Solar Loan or Defaulted Solar Loan is repurchased.

“Reserve Account” means the segregated trust account with that name established with the Agent (or such successor bank, if applicable) in the name of the Agent on behalf of the Secured Parties and maintained pursuant to Section 5.01(a) of the Loan Agreement.

“Reserve Account Floor Amount” means the product of [***]% and the initial aggregate outstanding balance of the outstanding ABS Notes.

“Reserve Account Required Balance” means, for any Payment Date, the greater of (i) [***]% of the Aggregate Solar Loan Balance as of the last day of the related Collection Period and (ii) the Reserve Account Floor Amount. On and after the Payment Date on which the Outstanding Loan Balance has been reduced to zero, the Reserve Account Required Balance will be equal to zero.

“Responsible Officer” means when used with respect to (i) the Agent, the Transition Manager and the Back-Up Servicer, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers and (ii) the Custodian, any President, Vice President, Assistant Vice President, Assistant Secretary or Assistant Treasurer, or any other officer customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of the Transaction Documents. When used with respect to any Person other than the Agent, the Transition Manager or the Back-Up Servicer and the Custodian that is not an individual, the President, Chief Executive Officer, Chief Financial Officer, Chief Marketing Officer, Chief Strategy Officer, Treasurer, any Vice President, Assistant Vice President or the Controller of such Person, or any other officer or employee having similar functions.

“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services, LLC, and its successors and assigns.

“Schedule of Solar Loans” means, as the context may require, the schedule of solar loans owned by the Borrower and pledged to the Agent, as such schedule may be supplemented from time to time for Qualified Substitute Solar Loans (in accordance with the terms of the Transaction Documents).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Scheduled Payment” means, with respect to a solar loan for each Due Date, a scheduled payment of principal and/or interest due on such Due Date.

“Section 25D Credit Amount” means, with respect to each Section 25D Easy Own Plan Solar Loan, the portion of the related Solar Loan Balance equal to the anticipated investment tax credit for the related PV System and, as applicable, BESS System.

“Section 25D Credit Payment Date” means the date on which a Consumer Obligor in respect of a Section 25D Easy Own Plan Solar Loan is scheduled to pay the related Section 25D Credit Amount.

“Section 25D Easy Own Plan Solar Loan” means an Easy Own Plan Solar Loan other than a PR Easy Own Plan Solar Loan.

“Section 25D Interest Account” means the segregated trust account with that name established with the Agent (or such successor bank, if applicable) in the name of the Agent on behalf of the Secured Parties and maintained pursuant to Section 5.01(a) of the Loan Agreement.

“Section 25D Interest Account Required Amount” means the sum of the Section 25D Interest Amounts for all Solar Loans that are Section 25D Easy Own Plan Solar Loans.

“Section 25D Interest Amount” for a Section 25D Easy Own Plan Solar Loan means (i) on the Closing Date or a Transfer Date, the amount of interest that accrues on the related Section 25D Credit Amount from the related Cut-Off Date at such Section 25D Easy Own Plan Solar Loan’s interest rate until the Section 25D Credit Payment Date (assuming that no prepayment is made) and (ii) on each Payment Date, the amount of interest that accrues on the related Section 25D Credit Amount on and after such Payment Date at such Solar Loan’s interest rate until the Section 25D Credit Payment Date (assuming no prepayment is made).

“Secured Parties” means the Agent, the Lender and the Guarantor.

“Securities Act” means the Securities Act of 1933, as amended.

“SEI” means Sunnova Energy International Inc., a Delaware corporation.

“Service Incentives” shall mean payments paid by a state or local Governmental Authority, a utility or grid operator, a community choice aggregator or any other Person that administers a program or arrangement similar to those described herein in respect of any PV System or BESS System, as applicable, in connection with any demand response programs, grid services, or any other program or arrangement utilized for the purpose of maintaining the reliability of the electrical grid to the owner thereof. For the avoidance of doubt, Service Incentives do not include Grid Services.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Service Incentives Rebates” shall mean any amounts credited to or paid to a Customer Obligor in exchange for such Customer Obligor permitting the related PV System and/or BESS System to participate in a program or arrangement pursuant to which Service Incentives are generated, as set forth in the related Customer Contract.

“Servicer” means Sunnova Management as the initial Servicer or any other Replacement Servicer acting as Servicer pursuant to the Servicing Agreement. Unless the context otherwise requires, “ Servicer “ also refers to any Servicer Manager appointed pursuant to the Servicing Agreement

“Servicer Extraordinary Expenses” means (a) extraordinary expenses incurred by the Servicer in accordance with the Servicing Standard in connection with any litigation, arbitration or enforcement proceeding pursued by the Servicer in respect of a Customer Contract and (b) all fees, expenses and other amounts that are paid by the Servicer on behalf of the Borrower and incurred in connection with the financing or servicing of the Solar Loans or the Transaction Documents, including (i) fees, expenses and other amounts paid to attorneys, accountants and other consultants and experts retained by the Borrower and (ii) any sales, use, franchise or property taxes that the Servicer pays on behalf of the Borrower.

“Servicer Fee” means on each Payment Date (in accordance with and subject to the Priority of Payments) the amount equal to the product of (a) one-twelfth of the Administrative Fee Base Rate and (b) the sum of (1) the aggregate DC nameplate capacity (measured in kW) of all the PV Systems related to the Solar Loans owned by the Borrower as of the first day of the related Collection Period (excluding PV Systems related to Defaulted Solar Loans that are not operational and not in the process of being removed, repaired or replaced) and (2) [***] kW multiplied by the number of BESS Solar Loans owned by the Borrower as of the first day of the related Collection Period (excluding Defaulted Solar Loans for which the related BESS System is not operational and not in the process of being removed, repaired or replaced).

“Servicer Termination Event” has the meaning set forth in Section 7.1 of the Servicing Agreement.

“Servicing Agreement” means that certain servicing agreement, dated as of the Closing Date, among the Borrower, the Servicer and the Back-Up Servicer.

“Servicing Services” has the meaning set forth in Section 2.1(a) of the Servicing Agreement.

“Servicing Standard” has the meaning set forth in Section 2.1(a) of the Servicing Agreement.

“Settlement Statement” means a settlement statement in the form of Exhibit C to the Contribution Agreement.

“Solar Loan” means an Initial Solar Loan or a Qualified Substitute Solar Loan.

“Solar Loan Balance” means, as of any date of determination, the outstanding principal balance due under or in respect of a Solar Loan (including a Defaulted Solar Loan).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Solar Loan File” means, with respect to a Solar Loan, the documents maintained by the Originator or the Servicer in connection with such Solar Loan, which includes each of the documents in the Custodian File with respect to such Solar Loan.

“Solar Loan Management Files” means such files, documents, and computer files (including those documents comprising the Custodian File) necessary for the Manager to perform the Management Services.

“Solar Loan Servicing Files” means such files, documents, and computer files (including those documents comprising the Custodian File) necessary for the Servicer to perform the Servicing Services.

“Solar Photovoltaic Panel” means, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun’s light.

“Sponsor” means Sunnova Energy.

“State” means any one or more of the states comprising the United States and the District of Columbia.

“Subcontractor” means any person to whom the Manager subcontracts any of its obligations under the Management Agreement, and any person to whom such obligations are further subcontracted of any tier.

“Subsequent Cut-Off Date” means, with respect to any Qualified Substitute Solar Loan, (i) the close of business on the last day of the calendar month immediately preceding the related Transfer Date or (ii) such other date designated by the Servicer.

“Subsidiary” shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Person’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.

“Substitution Shortfall Amount” means for any Qualified Substitute Solar Loan, an amount equal to the excess of the Solar Loan Balance of the substituted Solar Loan over the Solar Loan Balance of the Qualified Substitute Solar Loan. In the event more than one Solar Loan is substituted for, the Substitution Shortfall Amount shall be calculated on an aggregate basis for all substitutions made on such date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Sunnova Energy” means Sunnova Energy Corporation, a Delaware corporation.

“Sunnova Entity” means each of the Borrower, the Lender, the Capital Markets Issuer, the Sponsor, each Intermediate Company, the Performance Guarantor, the Servicer, the Manager and any other Affiliate of the Borrower that is a party to a Transaction Document.

“Sunnova Hestia Holdings” means Sunnova Hestia I Holdings, LLC a Delaware limited liability company, or any other indirect wholly-owned Subsidiary of Sunnova Energy designated as “Sunnova Hestia Holdings” in connection with a Permitted Refinancing.

“Sunnova Hestia Holdings Financing Statement” shall mean a UCC-1 financing statement naming the initial Depositor as the secured party and the initial Sunnova Hestia Holdings as debtor.

“Sunnova Intermediate Holdings” means Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.

“Sunnova Intermediate Holdings Financing Statement” means a UCC-1 financing statement naming the initial Sunnova Hestia Holdings as the secured party and Sunnova Intermediate Holdings as debtor.

“Sunnova Management” means Sunnova ABS Management, LLC, a Delaware limited liability company.

“SunSafe Easy Own Plan Equipment Purchase Agreement” means a Customer Contract pursuant to which the related Consumer Obligor finances the purchase of a PV System and a BESS System is integrated with the PV System for which the related Consumer Obligor is not required to make interest payments on the portion of the Solar Loan Balance equal to the related Section 25D Credit Amount until a scheduled prepayment date, typically 18 months from the date on which the related PV System achieves PTO.

“Target Overcollateralization Amount” means, on any Payment Date, an amount equal to the greater of (i) the product of (x) [***]% and (y) the Aggregate Solar Loan Balance as of the last day of the related Collection Period and (ii) the product of [***]% and (y) the Aggregate Closing Date Solar Loan Balance.

“Tax Opinion” means an Opinion of Counsel to the effect that an amendment or modification of the Agreement will not materially adversely affect the federal income tax characterization of the Loan or the ABS Notes, or adversely affect the federal tax classification status of the Borrower, the Lender or the Capital Markets Issuer.

“Tax Return” means any return, report or similar statement required to be filed with respect to any Taxes (including attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the date on which the Borrower Secured Obligations have been paid in full.

“Termination Statement” has the meaning set forth in Section 2.09 (a)(iv) of the Loan Agreement.

“Transaction Documents” means, collectively, the Loan Documents, the Capital Markets Documents, and any other agreements, instruments, certificates or documents delivered thereunder or in connection therewith, and “Transaction Document” shall mean any of the Transaction Documents.

“Transfer” means any direct or indirect transfer or sale of any ownership interest in the Loan Note.

“Transfer Date” means, with respect to a Qualified Substitute Solar Loan, the date upon which the Borrower acquires such Solar Loan pursuant to the Contribution Agreement.

“Transfer Date Certification” shall have the meaning set forth in Section 4(c) of the Custodial Agreement.

“Transition Manager” means Wilmington Trust in its capacity as the Transition Manager under the Management Agreement.

“Transition Manager Expenses” means (i) any reasonable and documented out-of-pocket expenses incurred in taking any actions required in its role as Transition Manager and (ii) any indemnities owed to the Transition Manager in accordance with the Management Agreement.

“U.S. Bank” means U.S. Bank National Association.

“UCC” means the Uniform Commercial Code as adopted in the State of New York or in any other State having jurisdiction over the assignment, transfer, pledge of (i) the Solar Loans from Sunnova Intermediate Holdings to Sunnova Hestia Holdings, from Sunnova Hestia Holdings to the Depositor, from the Depositor to the Capital Markets Issuer, from the Capital Markets Issuer to the Lender or (ii) the Lender to the Borrower or of the Collateral from the Borrower to the Agent.

“UCC Fixture Filing” means a “fixture filing” as defined in Section 2-A-309 of the UCC covering a PV System naming the initial Servicer as secured party on behalf of the Borrower.

“Underwriting and Reassignment Credit Policy” means the Manager’s internal reassignment policy attached as Exhibit F to the Servicing Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“UETA” shall mean the Uniform Electronic Transactions Act, as such act may be amended or supplemented from time to time.

“United States” means the United States of America.

“Vice President” means, with respect to Sunnova Energy, any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

“Voluntary Prepayment” has the meaning set forth in Section 6.01(a) of the Loan Agreement.

“Voluntary Prepayment Date” has the meaning set forth in Section 6.01(a) of the Loan Agreement.

“Voluntary Prepayment Servicer Report” has the meaning set forth in Section 6.5(a) of the Servicing Agreement.

“Waiver, Consent or Amendment Fees” shall mean any fees deemed appropriate and reasonable by the Guarantor in connection with its grant of any waiver, consent, or amendment under the Loan Guarantee Agreement and required to be paid by the Sponsor.

“Wilmington Trust” means Wilmington Trust, National Association.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE I

SCHEDULE OF SOLAR LOANS

[see attached]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT A

FORM OF LOAN NOTE

SUNNOVA HESTIA I BORROWER, LLC

LOAN NOTE

ORIGINAL ISSUE DATE	MATURITY DATE

November 8, 2023	September 20, 2050

Owner: Sunnova Hestia I Lender, LLC, for the benefit of itself and the Guarantor pursuant to the Loan Agreement

Initial Principal Balance: $244,000,000

THIS CERTIFIES THAT Sunnova Hestia I Borrower, LLC, a Delaware limited liability company (hereinafter called the “Borrower”), which term includes any successor entity under the Loan and Security Agreement, dated as of November 8, 2023 (the “Loan Agreement”), by and among the Borrower, Sunnova Hestia I Lender, LLC, as lender (the “Lender”), Wilmington Trust, National Association, as agent (together with any successor thereto, hereinafter called the “Agent”) and the U.S. Department of Energy, as guarantor (the “Guarantor”), for value received, hereby promises to pay to the Owner, subject to the provisions hereof and of the Loan Agreement, (A) the interest based on the Interest Accrual Period at the interest rate specified in the Loan Agreement, on each Payment Date beginning in December 2023 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments, as set forth in the Loan Agreement; provided, however, that the Loan is subject to prepayment as set forth in the Loan Agreement. This note (this “Loan Note”) is one of the duly authorized Loan Notes of the Borrower (the “Loan Notes”). The Loan Agreement provides that the holder of this Loan Note (on behalf of the Secured Parties) will be entitled to receive payments in reduction of the Outstanding Loan Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Loan Agreement. This Loan Note is secured by the Collateral (as defined in the Loan Agreement).

Reference is hereby made to the Loan Agreement for a statement of the respective rights thereunder of the Borrower, the Lender, the Agent and the Guarantor and the terms upon which this Loan Note is to be delivered. All terms used in this Loan Note which are not defined herein shall have the meanings assigned to them in the Loan Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

THE OBLIGATION OF THE BORROWER TO REPAY THE LOAN IS A LIMITED, NONRECOURSE OBLIGATION SECURED ONLY BY THE COLLATERAL. All payments of principal of and interest on this Loan Note shall be made only from the Collateral, and the Owner, by its acceptance of this Loan Note on behalf of the Secured Parties, agrees that it shall be entitled to payments solely from such Collateral pursuant to the terms of the Loan Agreement. The actual Outstanding Loan Balance on this Loan Note may be less than the principal balance indicated on the face hereof. The actual Outstanding Loan Balance on this Loan Note at any time may be obtained from the Agent.

With respect to payment of principal of and interest on the Loan Note, the Loan Agreement provides the following:

(a) Until fully paid, principal payments on the Loan Note will be made on each Payment Date in an amount, at the time, and in the manner provided in the Loan Agreement. The Outstanding Loan Balance of the Loan shall be payable no later than the Maturity Date thereof unless the Outstanding Loan Balance of the Loan becomes due and payable at an earlier date pursuant to this Loan Agreement, and in each case such payment shall be made in an amount and in the manner provided in the Loan Agreement.

(b) This Loan Note shall bear interest on the Outstanding Loan Balance thereof and accrued but unpaid interest thereon, at the applicable interest rate set forth in the Loan Agreement. The Interest Distribution Amounts with respect to this Loan Note shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Interest Distribution Amounts pursuant to Section 5.07 of the Loan Agreement. Each Interest Distribution Amount will accrue on the basis of a 360 day year consisting of twelve 30 day months.

All payments of interest and principal on this Loan Note on the applicable Payment Date shall be paid to the Lender on behalf of the Secured Parties. All reductions in the Outstanding Loan Balance of the Loan effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future holders of this Loan Note, whether or not such payment is noted on this Loan Note.

The Maturity Date of this Loan Note is the Payment Date in September 20, 2050 unless the Loan is earlier prepaid in whole or accelerated pursuant to the Loan Agreement. The Lender will pay to the Persons entitled to amounts under the Priority of Payments by wire transfer, in immediately available funds to the account of each such Person at a bank or other entity having appropriate facilities therefor, if such Person shall have provided to the Lender appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by such Person).

This Loan Note shall be subject to voluntary prepayment at the option of the Borrower in the manner and subject to the provisions of the Loan Agreement. Whenever by the terms of the Loan Agreement, the Borrower is required to prepay this Loan Note, and subject to and in accordance with the terms of Article VI of the Loan Agreement, the Borrower shall give notice of the prepayment in the manner prescribed by the Loan Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

The final payment on this Loan Note shall be made only upon presentation and surrender of this Loan Note at the Corporate Trust Office of the Agent.

The Agent shall have no right to enforce the provisions of the Loan Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any Proceedings with respect thereto, except as provided in the Loan Agreement.

The Loan Note may be exchanged, and its transfer may be registered, by the holder of the Loan Note in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Agent only in the manner, subject to the limitations provided in the Loan Agreement, and upon surrender and cancellation of the Loan Note. Upon exchange or registration of such transfer, a new Loan Note or Loan Notes evidencing the same outstanding principal amount will be executed in exchange therefor.

All amounts collected as payments on the Collateral or otherwise shall be applied in the order of priority specified in the Loan Agreement.

Each Person who has or who acquires the Loan Note or an interest thereon shall be deemed by the acceptance or acquisition such interest to have agreed to be bound by the provisions of the Loan Agreement. The holder of the Loan Note may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Loan Note, except in accordance with the Loan Agreement.

Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Loan Note, each Person who has or acquires an interest in this Loan Note agrees that such Person will not institute against the Borrower, or join any other Person in instituting against the Borrower, any Insolvency Proceedings or other Proceedings under the laws of the United States or any State. This covenant shall survive the termination of the Loan Agreement.

Before the due presentment for registration of transfer of this Loan Note, the Borrower, the Owner and any agent of the Borrower or the Owner may treat the person in whose name this Loan Note is registered as the owner hereof, whether or not this Loan Note be overdue, and neither the Borrower, the Owner nor any such agent shall be affected by notice to the contrary.

The Loan Note and all obligations with respect thereto, including obligations under the Loan Agreement, will be limited recourse obligations of the Borrower payable solely from the Collateral. Neither the Borrower, the Lender (in its individual capacity or as the Owner), the Guarantor, the Performance Guarantor, the Depositor, the Manager, the Transition Manager, the Servicer, the Back-Up Servicer, the Custodian, the Agent in its

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

individual capacity or in its capacity as Agent, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under this Loan Note or the Loan Agreement. Without limiting the foregoing, each Secured Party and any other Person with an interest in this Loan Note by its acceptance thereof, shall be deemed to have agreed (i) that it shall look only to the Collateral to satisfy the Borrower’s obligations under or with respect to this Loan Note or the Loan Agreement, including but not limited to liabilities under Article V of the Loan Agreement and liabilities arising (whether at common law or equity) from breaches by the Borrower of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Borrower of applicable State or federal law or regulation, provided that, the Borrower shall not be relieved of liability hereunder with respect to any misrepresentation in the Loan Agreement or any Loan Document, or fraud, of the Borrower and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Borrower or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Collateral). The foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral or any Person (other than the Borrower) for the sums due or to become due under any security, instrument or agreement which is part of the Collateral; (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Loan Note or secured by the Loan Agreement, but the same shall continue until paid or discharged; or (iii) prevent the Agent from exercising its rights with respect to the Grant, pursuant to the Loan Agreement, of the Borrower’s rights under the Loan Documents. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Lender in its capacity as the Owner, the Agent in its capacity as Agent under the Loan Agreement or the Borrower as a party defendant in any action or suit or in the exercise of any remedy under the Loan Note or the Loan Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced. It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Loan Agreement and the issuance of the Loan Note.

The remedies of the Secured Parties as provided herein, in the Loan Agreement or in the other Loan Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Collateral. No failure on the part of the Secured Parties in exercising any right or remedy hereunder or thereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

Reference is hereby made to the Loan Agreement, a copy of which is on file with the Agent, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Agent, the Borrower and the other Secured Parties; (ii) the terms upon which this Loan Note is executed and delivered; (iii) the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Collateral; (v) the modification or amendment of the Loan Agreement; (vi) other matters; and (vii) the definition of capitalized terms used in this Loan Note that are not defined herein; to all of which the Secured Parties and any other Person with an interest in this Loan Note assents by the acceptance of this Loan Note.

THIS LOAN NOTE IS ISSUED PURSUANT TO THE LOAN AGREEMENT AND IT AND THE LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS (INCLUDING, WITHOUT LIMITATION, §5-1401 AND §5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

REFERENCE IS HEREBY MADE TO THE PROVISIONS OF THE LOAN AGREEMENT AND SUCH PROVISIONS ARE HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed as of the date set forth below.

SUNNOVA HESTIA I BORROWER, as Borrower

By
	Name:	Robert L. Lane
	Title:	Executive Vice President,
Chief Financial Officer

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

[FORM OF ASSIGNMENT]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

_______________________________________

_______________________________________

(Please Print or Typewrite Name and Address of Assignee)

the within Loan Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

Attorney to transfer the within Loan Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

_______________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Loan Note in every particular, without alteration or enlargement or any change.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT B

FORM OF BORROWING REQUEST

__________ ___, 20__

To:	Wilmington Trust, National Association, as Agent

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Phone: [***]

Fax: [***]

and

Sunnova Hestia I Lender, LLC, as Lender

20 Greenway Plaza, Suite 540

Houston, Texas 77046

Attention: Chief Financial Officer

Email: [***]

Phone: [***]

Fax: [***]

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of November 8, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Sunnova Hestia I Borrower, LLC, as borrower (the “Borrower”), Sunnova Hestia I Lender, LLC, as lender (the “Lender”), Wilmington Trust, National Association, as agent (the “Agent”), and the U.S. Department of Energy as guarantor (the “Guarantor”). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

In accordance with Section 2.02 of the Loan Agreement, the Borrower hereby requests that the Lender provide the Loan based on the following criteria:

1.	Initial Outstanding Loan Balance:	$[________________]

2.	Initial Component 1 Balance:	$[________________]

3.	Initial Component 2 Balance:	$[________________]

4.	Initial DOE Component Balance:	$0

5.	Date of Borrowing:	[DATE]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

$[_______________], should be transferred to the Lender Account.

The Borrower requests that the proceeds of the Loan be distributed in accordance with the instructions set forth in the flow of funds attached hereto.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In accordance with Section 2.08 of the Loan Agreement, the Borrower hereby certifies that all conditions precedent set forth in Section 2.08 have been satisfied.

Very truly yours,

SUNNOVA HESTIA I BORROWER, LLC, as Borrower

By:
Name:
Title:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

[FLOW OF FUNDS TO BE ATTACHED]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT C

FORM OF NOTICE OF VOLUNTARY PREPAYMENT

SUNNOVA HESTIA I BORROWER, LLC

NOTICE OF VOLUNTARY PREPAYMENT

[DATE]

Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attn: Corporate Trust Administration

Sunnova Energy Corporation 20 East Greenway Plaza, Suite 540 Houston, TX 77046 Attention: Chief Financial Officer

Ladies and Gentlemen:

Pursuant to Section 6.01 of the Loan and Security Agreement dated as of November 8, 2023 (the “Loan Agreement”), by and among Sunnova Hestia I Lender, LLC (the “Lender”), Sunnova Hestia I Borrower, LLC (the “Borrower”), Wilmington Trust, National Association (the “Agent”) and the U.S. Department of Energy (the “Guarantor”), the Agent is hereby directed to prepay in [whole][part] the Loan on [_______ __, 20__] (the “Voluntary Prepayment Date”).

[FOR PREPAYMENT OF ALL OUTSTANDING LOAN: On or prior to the Voluntary Prepayment Date, as required by Section 6.01 of the Loan Agreement, the Borrower shall deposit into the Collection Account an amount equal to (i) the sum of (A) the Outstanding Loan Balance, (B) all accrued and unpaid interest thereon, (C) Post-ARD Additional Interest Amounts, if any and (D) all amounts owed to the Guarantor, the Agent, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager and any other parties to the Loan Documents, minus (ii) the sum of the amounts then on deposit in the Reserve Account, the Section 25D Interest Account and the Equipment Replacement Reserve Account (the “Prepayment Amount”).]

[FOR PREPAYMENT IN PART: On or prior to the Voluntary Prepayment Date, as required by Section 6.01 of the Loan Agreement, the Borrower shall deposit into the Collection Account, the sum of (i) the amount of outstanding principal of the Loan being prepaid and (ii) all accrued and unpaid interest thereon (the “Prepayment Amount”).]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

On the specified Voluntary Prepayment Date, provided that the Agent has received the Prepayment Amount, on or prior to such specified Voluntary Prepayment Date, the Agent is directed to (x) withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with the Priority of Payments (without giving effect to clauses (vi) through (x)     thereof) and (y) to the extent the Outstanding Loan Balance is prepaid and all other obligations of the Borrower under the Loan Documents have been paid, release any remaining assets in the Collateral to, or at the direction of, the Borrower.

You are hereby instructed to provide all notices of prepayment required by Section 6.02 of the Loan Agreement. All terms used but not defined herein have the meanings assigned to such terms in the Loan Agreement.

[signature page follows]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Voluntary Prepayment on the ___ day of _________, _____.

SUNNOVA HESTIA I BORROWER, LLC, as Borrower

By	________________________________________
Name: __________________________________
Title: ___________________________________

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT D

FORM OF EQUITY DISTRIBUTION CERTIFICATE

Date of this Certificate: [____________], 20[___]

Requested Equity Distribution Date: [____________], 20[___]

[●]

United States Department of Energy

Loan Programs Office

1000 Independence Ave., SW

Washington, D.C. 20585

Attention: Director, Portfolio Management

Re: DOE Loan Guarantee, LGPO Loan #1426

Email Address: [***]

Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Re: Sunnova Hestia I Borrower, LLC

Ladies and Gentlemen:

Reference is made to (i) the Loan Guarantee Agreement, dated as of September 27, 2023, among Sunnova Energy Corporation (“Sunnova Energy”), a Delaware corporation, in its capacity as “Sponsor” the U.S. Department of Energy, acting by and through the Secretary of Energy, as the guarantor (the “Guarantor”) (as amended, modified or otherwise supplemented as of the date hereof, the “Loan Guarantee Agreement” and (ii) the Loan Agreement, dated as of November 8, 2023, among Sunnova Hestia I Borrower, LLC, a Delaware limited liability company (the “Borrower”), Sunnova Hestia I Lender, LLC, a Delaware limited liability company (“Eligible Lender”) and Wilmington Trust, National Association, a national banking association, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”) (as amended, modified or otherwise supplemented as of the date hereof, the “Loan Agreement”. Capitalized terms used herein and not otherwise defined herein (whether directly or by reference to another agreement) shall have the meanings set forth for such terms in the Loan Guarantee Agreement or the Loan Agreement, as applicable.

1. The undersigned is an Authorized Officer of the Sponsor and is delivering this equity distribution certificate (this “Equity Distribution Certificate”) pursuant to Section 5.07(xix) of the Loan Agreement in connection with the proposed distribution of funds to or at the direction of the Borrower pursuant to Section 5.07(xix) of the Loan Agreement with respect to the Payment Date on [______] (the “Relevant Payment Date”) (the “Proposed Equity Distribution”).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

2. The Sponsor hereby certifies for the benefit of each of the Guarantor and the Administrative Agent that as of the date hereof, each of the following conditions have been or will be satisfied as of the Relevant Payment Date:

(a)	no Loan Early Amortization Event or Loan Event of Default exists or would exist after giving effect to the Proposed Equity Distribution;

(b)	with respect to any of the Sponsor’s securitization transactions:

(i)	there has been no resignation or removal of a servicer or manager (regardless of any waivers, modifications or amendments); or

(ii)	there has been no event of default, turbo amortization or similar event (regardless of any waivers, modifications or amendments);

(c)	no Adverse Judgment Event shall have occurred;

(d)	no Guarantee Suspension Event pursuant to clauses (b) or (c) in the definition thereof shall have occurred and is ongoing with respect to the Loan;

(e)	no breach of the covenant set forth in Section 1.1.2 of Schedule 2 of the Loan Guarantee Agreement has occurred and is continuing; and

(f)

the Sponsor is in compliance with the Software Improvement Metrics set forth in Exhibit M of the Loan Guarantee Agreement (the “Software Improvement Metrics”) or is utilizing reasonable efforts to achieve such compliance by, among other things, at all times (i) maintaining sufficient staffing, including external consultants, as needed, with the requisite experience to achieve compliance with the Software Improvement Metrics and for software development, maintenance and optimization, (ii) incurring expenses reasonable and necessary to achieve compliance with the Software Improvement Metrics and (iii) developing and maintaining software quality assurance and quality control processes that are in line with industry standards.

3. The Sponsor hereby reaffirms, as of the date hereof, each of the representations and warranties set forth in Sections 1.1.1 through 1.1.8 of Schedule 1 of the Loan Guarantee Agreement for the benefit of each of the Guarantor and the Administrative Agent; provided that, this reaffirmation of the representation and warranty set forth in (i) Section 1.1.3 of Schedule 1 of the Loan Guarantee Agreement shall exclude matters relating to the Davis Bacon Act so long as the Sponsor is engaging in good faith discussions with the Guarantor to remedy any breach of Davis Bacon Act obligations and (ii) Section 1.1.5 of Schedule 1 of the Loan Guarantee Agreement shall exclude Actions that are threatened (in writing) since the date of the publication of Sponsor’s most recent 10-K or 10-Q filings.

[signature pages follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Sponsor and the Borrower has caused this Equity Distribution Certificate to be duly executed and delivered by an Authorized Officer of the Sponsor and the Borrower as of the date first written above.

SUNNOVA ENERGY CORPORATION as Sponsor

By:
Name:
Title:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT E

[Reserved]

F-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT F

[Reserved]

F-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT G

Entrenched Conditions

Servicing Agreement
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Management Agreement
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Custodial Agreement
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Sale and Contribution Agreement
[***]	[***]
[***]	[***]

G-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Performance Guarantee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

G-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.